As filed with the Securities and Exchange Commission on July 26, 2007

Securities Act File No. 33-6502

Investment Company Act File No. 811-4708

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
POST-EFFECTIVE AMENDMENT NO. 41	☐
PRE-EFFECTIVE AMENDMENT NO.	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
AMENDMENT NO. 38 (Check appropriate box or boxes)

SUNAMERICA INCOME FUNDS

(Exact Name of Registrant as Specified in Charter)

Harborside Financial Center

3200 Plaza 5

Jersey City, NJ 07311

(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code: (800) 858-8850

Gregory N. Bressler

General Counsel

AIG SunAmerica Asset Management Corp.

Harborside Financial Center

3200 Plaza 5

Jersey City, NJ 07311

(Name and Address for Agent for Service)

Copy to:

Margery K. Neale, Esq.

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)

☒	on July 27, 2007 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

July 27, 2007    PROSPECTUS

SUNAMERICA INCOME FUNDS

SunAmerica U.S. Government Securities Fund

SunAmerica GNMA Fund

SunAmerica Strategic Bond Fund

SunAmerica High Yield Bond Fund

SunAmerica Tax Exempt Insured Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund Highlights

Q&A

When deemed appropriate by an Adviser, a portfolio may engage in active trading when it frequently trades its portfolio securities to achieve its investment goal.

The strategy of “fixed income investing” in which each Fund engages includes utilizing economic research and analysis of current economic conditions, potential fluctuations in interest rates, and, where relevant — particularly with respect to the issuers of high-yield, high-risk bonds — the strength of the underlying issuer. Each Fund will utilize this strategy in seeking to achieve its investment goal as described in the chart.

Duration is a measure of the volatility or sensitivity of a bond’s market value to changes in interest rates. Generally, the higher the duration, the more sensitive a bond’s market value will be to interest rate changes.

U.S. Government securities, including bills, notes, bonds and other debt securities are issued by the U.S. Treasury or agencies and instrumentalities of the U.S. Government. Certain government securities are direct obligations of the U.S. Treasury (such as Treasury Bills) and, as such, are backed by the “full faith and credit” of the U.S. government. Other types of government securities are issued by agencies or instrumentalities of the U.S. government. These types of securities may or may not be backed by the “full faith and credit” of the U.S. government. When a U.S. government security is an obligation of an agency or instrumentality and not backed by the U.S. government, the holder of such security must look principally to the agency or instrumentality issuing or guaranteeing the security for all obligations due, including repayment of principal, and not the U.S. government.

The Government National Mortgage Association (GNMA) is a government owned corporation and a federal agency which issues mortgage backed securities that represent an interest in a pool or pools of mortgages. The Funds may purchase certain securities issued by GNMA known as pass-through certificates. GNMA guarantees the full and timely payment of all interest and principal by GNMA and such guarantee is backed by the full faith and credit of the U.S. government.

The following questions and answers are designed to give you an overview of SunAmerica Income Funds (the “Trust”), and to provide you with information about the Trust’s separate funds (each, a “Fund” and collectively, the “Funds”) and their investment goals, principal strategies and principal investment techniques. The investment goal of the U.S. Government Securities Fund and the GNMA Fund and the principal investment techniques of Tax Exempt Insured Fund may not be changed without shareholder approval. Otherwise, each Fund’s investment goal, principal investment strategy and principal investment technique may be changed without shareholder approval. You will receive at least 60 days’ notice of any change to the 80% investment policies of the U.S. Government Securities Fund, GNMA Fund, Strategic Bond Fund and High Yield Bond Fund set forth below. There can be no assurance that any Fund’s investment goal will be met or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles. More complete investment information is provided in the chart, under “More Information About the Funds,” on pages 26 and 27, and in the glossary that follows on pages 28 and 29.

Q:	What are the Funds’ investment goals, principal strategies and techniques?
A:

Fund	Investment Goal	Principal Investment Strategy	Principal Investment Techniques

U.S. Government Securities Fund	high current income consistent with relative safety of capital	fixed income investing	active trading of U.S. Government securities without regard to the maturities of such securities. Under normal market conditions, at least 80% of the Fund’s net assets plus any borrowing for investment purposes will be invested in such securities.

GNMA Fund	current income, with capital appreciation as a secondary objective	fixed income investing	active trading of mortgage-backed securities issued or guaranteed by the GNMA without regard to the maturities of such securities. Under normal market conditions, at least 80% of the Fund’s net assets plus any borrowing for investment purposes will be invested in such securities. The Fund may also invest in other types of U.S. Government securities.

Strategic Bond Fund	high level of total return	fixed income investing	active trading of a broad range of bonds, including both investment grade and non-investment grade U.S. and foreign bonds (which may include “junk bonds”), U.S. Government and agency obligations, and mortgage-backed securities without regard to the maturities of such securities. Under normal market conditions, at least 80% of the Fund’s net assets plus any borrowing for investment purposes will be invested in bonds.

High Yield Bond Fund	high level of total return	fixed income investing	active trading of below-investment grade U.S. and foreign junk bonds (rated below Baa by Moody’s and below BBB by S&P) without regard to the maturities of such securities and bank debt. For purposes of this policy, bonds include fixed-income securities other than short-term commercial paper and preferred stock. Under normal market conditions, at least 80% of the Fund’s net assets plus any borrowing for investment purposes will be invested in such securities.

Fund	Investment Goal	Principal Investment Strategy	Principal Investment Techniques

Tax Exempt Insured Fund	as high a level of current income exempt from federal income taxes as is consistent with preservation of capital	fixed income investing	active trading of municipal bonds and other municipal securities. Under normal market conditions, at least 80% of the Fund’s net assets plus any borrowing for investment purposes will be invested in municipal bonds and other municipal securities, the income of which is exempt from federal income taxes, and that are insured as to the scheduled payment of principal and interest for as long as such securities are held by the Fund, without regard to the maturities of such securities.

Additional Information About the Funds

Each Fund has a principal investment technique which requires 80% of each Fund’s assets be invested consistently with its name. Each Fund (other than the Tax Exempt Insured Fund) may change this technique without shareholder approval, however shareholders will receive sixty (60) days notice prior to any such change.

Q:	What are the principal risks of investing in the Funds?
A:	The following section describes the principal risks of each Fund, and the chart on pages 26 and 27 describes various additional risks.

Risks of Investing in Bonds—All Funds

The bond market as a whole could go up or down (sometimes dramatically). Interest rates and bond prices typically move inversely to each other. Therefore, as with any bond fund, the value of your investment in these Funds may go up or down in response to changes in interest rates. Also, defaults (or even the potential for future default) by bond issuers may cause the value of your investment in these Funds to go down.

Additional Principal Risks—All Funds

Shares of the Funds are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. Also, securities selected by a portfolio manager may fail to produce the intended return. As with any mutual fund, there is no guarantee that any Fund will be able to achieve its investment goal. If the value of the assets of the Fund goes down, you could lose money.

Additional Principal Risks Specific to the Strategic Bond Fund, High Yield Bond Fund and Tax Exempt Insured Fund

The Strategic Bond Fund, High Yield Bond Fund and Tax Exempt Insured Fund will invest in bonds with various credit ratings. The creditworthiness of the issuer is always a factor in analyzing fixed-income securities. An issuer with a lower credit rating will be more likely than a higher-rated issuer to default or otherwise become unable to honor its financial obligations. In addition, with respect to the insured bonds held by the Tax Exempt Insured Fund, while the insurance reduces credit risk by insuring that the Fund will receive payment of principal and interest, it does not protect against fluctuations in the value of the Fund’s shares caused by changes in interest rates or other factors. It is also important to note that, although insurance may increase the credit safety of investments held by the Fund, it decreases the Fund’s yield as the Fund may pay for the insurance directly or indirectly.

Additional Principal Risks Specific to the Strategic Bond Fund and High Yield Bond Fund

The Strategic Bond Fund may, and the High Yield Bond Fund will, invest in “junk bonds,” which are considered speculative. While management seeks to diversify the Funds and to engage in a credit analysis of each junk bond issuer in which they invest, junk bonds carry a substantial risk of default or they may already be in default. The market price for junk bonds may fluctuate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for a Fund to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force a Fund to replace the security with a lower yielding security, which would decrease the return on such Fund.

Additional Principal Risks Specific to the GNMA Fund

The GNMA Fund will invest significantly in mortgage-backed securities, which entails the risk that the underlying principal may be “prepaid” at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates the Funds may be required to reinvest their assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by the Funds may exhibit price characteristics of longer-term debt securities. Generally, long-term bonds are more interest rate sensitive.

Fund Highlights

Additional Risks Specific to the Strategic Bond Fund and High Yield Bond Fund

By investing internationally, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Q:	How have the Funds performed historically?

A:	The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Funds by showing changes in each Fund’s performance from calendar year to calendar year, and compare the Funds’ average annual returns, before and after taxes, to those of an appropriate market index. Sales charges are not reflected in the Bar Charts. If these amounts were reflected, returns would be less than those shown. Of course, past performance, before and after taxes, is not necessarily an indication of how a Fund will perform in the future.

U.S. GOVERNMENT SECURITIES FUND        (Class A)

During the 10-year period shown in the Bar Chart, the highest return for a quarter was 6.40% (quarter ended 9/30/02) and the lowest return for a quarter was -3.04% (quarter ended 6/30/04).

The Fund’s cumulative year-to-date return through the most recent calendar quarter, ended 6/30/07 was 0.02%.

Average Annual Total Returns (as of the calendar year ended December 31, 2006)		Past One Year	Past Five Years	Past Ten Years	Class C Since Inception*
U.S. Government Securities Fund**	Class B	-1.70%	3.65%	4.83%	N/A
	Class C	1.26%	3.97%	N/A	4.71%
Return Before Taxes (Class A)		-2.01%	3.66%	4.87%	N/A
Return After Taxes on Distributions (Class A)		-3.46%	2.27%	3.12%	N/A
Return After Taxes on Distributions and Sale of Fund Shares (Class A)***		-1.33%	2.30%	3.07%	N/A
Lehman Brothers Government Index****		3.48%	4.64%	6.01%	5.68%

*	Inception Date Class C: 6/1/99.
**	Includes sales charges.
***	When the return after taxes on distributions and sales of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.
****	The Lehman Brothers Government Index is a broad index composed solely of U.S. Treasury Securities maturing from 1-30 years. You may not invest directly in the Lehman Brothers Government Index and, unlike the U.S. Government Securities Fund, it does not incur fees and expenses.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor’s actual after-tax returns depend on the investor’s tax situation and may differ from those shown in the above table. The after-tax returns shown above are only for one class of shares offered by this Prospectus and will vary for other classes of shares. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Fund will perform in the future.

GNMA FUND        (Class A)

During the 10-year period shown in the Bar Chart, the highest return for a quarter was 5.67% (quarter ended 9/30/01) and the lowest return for a quarter was -2.15% (quarter ended 6/30/04).

The Fund’s cumulative year-to-date return through the most recent calendar quarter, ended 6/30/07 was 0.22%.

Average Annual Total Returns (as of the calendar year ended December 31, 2006)		Past One Year	Past Five Years	Past Ten Years	Class C Since Inception*
GNMA Fund**	Class B	-1.07%	3.61%	5.32%	N/A
	Class C	1.91%	3.95%	N/A	5.02%
Return Before Taxes (Class A)		-1.38%	3.62%	5.49%	N/A
Return After Taxes on Distributions (Class A)		-2.83%	2.12%	3.37%	N/A
Return After Taxes on Distributions and Sale of Fund Shares (Class A)***		-0.92%	2.20%	3.37%	N/A
Citigroup Mortgage GNMA Index****		4.52%	4.81%	6.14%	5.82%
Lipper GNMA Category†		3.77%	3.95%	5.28%	4.97%

*	Inception Date Class C : 6/1/99.
**	Includes sales charges.
***	When the return after taxes on distributions and sales of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.
****	The Citigroup Mortgage GNMA Index is comprised of 15 and 30-year fixed-rate pass-through mortgage-backed securities.
†	The Lipper GNMA Category is comprised of funds that invest at least 80 percent of their assets in GNMA securities. You may not invest directly in the Citigroup Mortgage GNMA Index or Lipper GNMA Category and, unlike the GNMA Fund, they do not incur fees and expenses.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor’s actual after-tax returns depend on the investor’s tax situation and may differ from those shown in the above table. The after-tax returns shown above are only for one class of shares offered by this Prospectus and will vary for other classes of shares. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Fund will perform in the future.

Fund Highlights

STRATEGIC BOND FUND        (Class A)†

During the 10-year period shown in the Bar Chart, the highest return for a quarter was 7.93% (quarter ended 6/30/03) and the lowest return for a quarter was -3.68% (quarter ended 9/30/98).

The Fund’s cumulative year-to-date return through the most recent calendar quarter, ended 6/30/07 was 1.27%.

Average Annual Total Returns (as of the calendar year ended December 31, 2006)		Past One Year	Past Five Years	Past Ten Years
Strategic Bond Fund*	Class B	3.22%	9.11%	6.66%
	Class C	6.23%	9.44%	6.56%
Returns Before Taxes (Class A)		2.69%	9.05%	6.71%
Return After Taxes on Distributions (Class A)		0.88%	6.74%	3.80%
Return After Taxes on Distributions and Sale of Fund Shares (Class A)**		1.70%	6.36%	3.85%
Lehman Brothers U.S. Aggregate Bond Index***		4.33%	5.06%	6.24%

†	Performance information shown is that of the Strategic Income Fund, a series of North American Funds, which was reorganized into the Fund on November 16, 2001 (the “Strategic Reorganization”). Prior to the Strategic Reorganization, the Fund conducted its operations under the name “Diversified Income Fund.” From and after the consummation of the Strategic Reorganization, the Fund has an investment objective, investment strategies and policies that are all substantially similar to those of the Strategic Income Fund of North American Funds. The annual returns of the shares of the Fund would differ from those shares of the Strategic Income Fund only to the extent that the Fund is subject to different sales charges and expenses. If the Fund’s sales charges and expenses were reflected, returns of the Fund’s shares would be less than those shown.
*	Includes sales charges.
**	When the return after taxes on distributions and sales of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases return.
***	The Lehman Brothers U.S. Aggregate Bond Index is a broad, unmanaged index generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities. You may not invest directly in the Lehman Brothers U.S. Aggregate Bond Index and, unlike the Strategic Bond Fund, it does not incur fees and expenses.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor’s actual after-tax returns depend on the investor’s tax situation and may differ from those shown in the above table. The after-tax returns shown above are only for one class of shares offered by this Prospectus and will vary for other classes of shares. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Fund will perform in the future.

HIGH YIELD BOND FUND        (Class A)†

During the 6-year period shown in the Bar Chart, the highest return for a quarter was 11.41% (quarter ended 6/30/03) and the lowest return for a quarter was -8.13% (quarter ended 6/30/02).

The Fund’s cumulative year-to-date return through the most recent calendar quarter, ended 6/30/07 was 1.94%.

Average Annual Total Returns (as of the calendar year ended December 31, 2006)		Past One Year	Past Five Years	Class A & B Since Inception*	Class C Since Inception*
High Yield Bond Fund**	Class B	8.17%	10.18%	6.08%	N/A
	Class C	11.15%	10.49%	N/A	7.36%
Returns Before Taxes (Class A)		7.22%	10.09%	6.28%	N/A
Return After Taxes on Distributions (Class A)		4.68%	6.92%	2.89%	N/A
Return After Taxes on Distributions and Sale of Fund Shares (Class A)***		4.64%	6.66%	3.14%	N/A
Citigroup High Yield Market Index****		11.85%	10.22%	6.92%	7.83%

†	Performance information shown is that of the High Yield Bond Fund, a series of North American Funds which was reorganized into the Fund on November 16, 2001 (the “High Yield Bond Reorganization”). Prior to the High Yield Bond Reorganization, the Fund conducted its operations under the name “High Income Fund.” From and after the consummation of the High Yield Bond Reorganization, the Fund has an investment objective, investment strategies and policies that are all substantially similar to those of the High Yield Bond Fund of North American Funds. The annual returns of the shares of the Fund would differ from those shares of the High Yield Bond Fund only to the extent that the Fund is subject to different sales charges and expenses. If the Fund’s sales charges and expenses were reflected, returns of the Fund’s shares would be less than those shown.
*	Inception Date: Class A: 11/2/98; Class B: 11/2/98; Class C: 8/21/00.
**	Includes sales charges.
***	When the return after taxes on distributions and sales of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.
****	The Citigroup High Yield Market Index is a broad-based unmanaged index composed of high yield securities. You may not invest directly in the Citigroup High Yield Market Index and, unlike the High Yield Bond Fund, it does not incur fees and expenses.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor’s actual after-tax returns depend on the investor’s tax situation and may differ from those shown in the above table. The after-tax returns shown above are only for one class of shares offered by this Prospectus and will vary for other classes of shares. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Fund will perform in the future.

Fund Highlights

TAX EXEMPT INSURED FUND        (Class A)

During the 10-year period shown in the Bar Chart, the highest return for a quarter was 5.60% (quarter ended 9/30/02) and the lowest return for a quarter was -2.61% (quarter ended 6/30/04).

The Fund’s cumulative year-to-date return through the most recent calendar quarter, ended 6/30/07 was -0.47%.

Average Annual Total Returns (as of the calendar year ended December 31, 2006)		Past One Year	Past Five Years	Past Ten Years	Class C Since Inception*
Tax Exempt Insured Fund**	Class B	-0.74%	3.42%	4.08%	N/A
	Class C	2.36%	3.81%	N/A	3.73%
Returns Before Taxes (Class A)		-0.96%	3.49%	4.14%	N/A
Return After Taxes on Distributions (Class A)		-1.06%	3.15%	3.97%	N/A
Return After Taxes on Distributions and Sale of Fund Shares (Class A)***		0.64%	3.31%	4.02%	N/A
Lehman Brothers Municipal Bond Index****		4.84%	5.53%	5.76%	5.45%

*	Inception Date Class C 6/1/99.
**	Includes sales charges.
***	When the return after taxes on distributions and sales of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.
****	The Lehman Brothers Municipal Bond Index is a broad market performance benchmark for the tax-exempt bond market. It is currently derived from approximately 40,000 issues. You may not invest directly in the Lehman Brothers Municipal Bond Index and, unlike the Tax Exempt Insured Fund, it does not incur fees and expenses.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor’s actual after-tax returns depend on the investor’s tax situation and may differ from those shown in the above table. The after-tax returns shown above are only for one class of shares offered by this Prospectus and after-tax returns for other classes will vary. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Fund will perform in the future.

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Fund Highlights

Q:	What are the Funds’ expenses?

A:	The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds.

	U.S. Government Securities Fund						GNMA Fund
	Class A		Class B		Class C		Class A		Class B		Class C
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)(1)	4.75%		None		None		4.75%		None		None

Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed or original purchase cost, whichever is less)(2)	None		4.00%		1.00%		None		4.00%		1.00%

Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None		None		None		None

Redemption Fee(3)	None		None		None		None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees	0.65%		0.65%		0.65%		0.46%		0.46%		0.46%

Distribution and/or Service (12b-1) Fees(4)	0.35%		1.00%		1.00%		0.35%		1.00%		1.00%

Other Expenses	0.37%		0.42%		0.42%		0.33%		0.36%		0.35%

Total Annual Fund Operating Expenses	1.37%		2.07%		2.07%		1.14%		1.82%		1.81%

Expense Reimbursement	0.38%		0.43%		0.43%		0.15%		0.18%		0.17%

Net Expenses	0.99%	(5)(6)	1.64%	(5)(6)	1.64%	(5)(6)	0.99%	(5)(6)	1.64%	(5)(6)	1.64%	(5)(6)

(1)	The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1 million or more.
(2)	Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase. See pages 14-15 for more information on the CDSCs.
(3)	A $15.00 fee will be imposed on wire and overnight mail redemptions.
(4)	Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Strategic Bond Fund						High Yield Bond Fund						Tax Exempt Insured Fund
Class A		Class B		Class C		Class A		Class B		Class C		Class A	Class B	Class C

4.75%		None		None		4.75%		None		None		4.75%	None	None

None		4.00%		1.00%		None		4.00%		1.00%		None	4.00%	1.00%

None		None		None		None		None		None		None	None	None

None		None		None		None		None		None		None	None	None

0.63%		0.63%		0.63%		0.74%		0.74%		0.74%		0.50%	0.50%	0.50%

0.35%		1.00%		1.00%		0.35%		1.00%		1.00%		0.35%	1.00%	1.00%

0.28%		0.31%		0.30%		0.36%		0.38%		0.37%		0.42%	0.61%	0.54%

1.26%		1.94%		1.93%		1.45%		2.12%		2.11%		1.27%	2.11%	2.04%

—		—		—		0.09%		0.11%		0.10%		—	—	—

1.26%	(5)	1.94%	(5)	1.93%	(5)	1.36%	(5)	2.01%	(5)	2.01%	(5)	1.27%	2.11%	2.04%	(7)

(5)	Pursuant to an Expense Limitation Agreement, AIG SunAmerica Asset Management Corp. (“AIG SunAmerica” or the “Adviser”) is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed the following amounts in the table below:

Fund	Class A	Class B	Class C
U.S. Government Securities Funds	0.99%	1.64%	1.64%
GNMA Fund	0.99%	1.64%	1.64%
Strategic Bond Fund	1.40%	2.05%	2.05%
High Yield Bond Fund	1.36%	2.01%	2.01%

These expense waivers and/or fee reimbursements will continue indefinitely, subject to termination by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Funds, as defined under section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Disinterested Trustees”).

(6)	Any waivers or reimbursements made by AIG SunAmerica with respect to the U.S. Government Securities Fund and GNMA Fund are subject to recoupment from that Fund within the following two years, provided the Fund is able to effect such payment to AIG SunAmerica and remain in compliance with the foregoing expense limitations.

(7)	AIG SunAmerica is voluntarily waiving its fees and/or reimbursing expenses so that the Total Annual Fund Operating Expenses for the Class C shares of the Tax Exempt Insured Fund do not exceed the amount set forth below. This fee waiver arrangement may be terminated at any time at the option of AIG SunAmerica.

Tax Exempt Insured Fund, Class C	1.95%

Fund Highlights

EXAMPLE

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Funds’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

If you redeem your shares at the end of the periods indicated:

	1 Year	3 Years	5 Years	10 Years

U.S. Government Securities Fund
(Class A shares)	$571	$775	$996	$1,630
(Class B shares)*	567	817	1,092	1,771
(Class C shares)	267	517	892	1,944

GNMA Fund
(Class A shares)	$571	$775	$996	$1,630
(Class B shares)*	567	817	1,092	1,770
(Class C shares)	267	517	892	1,944

Strategic Bond Fund
(Class A shares)	$611	$897	$1,204	$2,075
(Class B shares)*	608	943	1,303	2,213
(Class C shares)	308	643	1,103	2,379

High Yield Bond Fund
(Class A shares)	$607	$885	$1,184	$2,032
(Class B shares)*	604	930	1,283	2,170
(Class C shares)	304	630	1,083	2,338

Tax Exempt Insured Fund
(Class A shares)	$598	$859	$1,139	$1,936
(Class B shares)*	614	961	1,334	2,227
(Class C shares)†	307	640	1,098	2,369

You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years

U.S. Government Securities Fund
(Class A shares)	$571	$775	$996	$1,630
(Class B shares)*	167	517	892	1,771
(Class C shares)	167	517	892	1,944

GNMA Fund
(Class A shares)	$571	$775	$996	$1,630
(Class B shares)*	167	517	892	1,770
(Class C shares)	167	517	892	1,944

Strategic Bond Fund
(Class A shares)	$611	$897	$1,204	$2,075
(Class B shares)*	208	643	1,103	2,213
(Class C shares)	208	643	1,103	2,379

High Yield Bond Fund
(Class A shares)	$607	$885	$1,184	$2,032
(Class B shares)*	204	630	1,083	2,170
(Class C shares)	204	630	1,083	2,338

Tax Exempt Insured Fund
(Class A shares)	$598	$859	$1,139	$1,936
(Class B shares)*	214	661	1,134	2,227
(Class C shares)†	207	640	1,098	2,369

*	Class B shares generally convert to Class A shares approximately eight years after purchase as described in the section entitled “Shareholder Account Information” on Page 14. Therefore, expense information for years 9 and 10 is the same for both classes.
†	The Adviser is voluntarily waiving fees and/or reimbursing expenses for this class. This fee waiver and/or expense reimbursement is not reflected in the Example above. These waivers and reimbursements will continue indefinitely, but may be terminated at any time. The following are your costs after these fee waivers and/or expense reimbursements:

If you redeem your shares at the end of the periods indicated:
	1 Year	3 Years	5 Years	10 Years
Tax Exempt Insured Fund, Class C	$298	$612	$1,052	$2,275

If you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Tax Exempt Insured Fund, Class C	$198	$612	$1,052	$2,275

Shareholder Account Information

SELECTING A SHARE CLASS

Each Fund offers Class A, Class B and Class C shares through this Prospectus.

Each class of shares has its own cost structure, or requirements, so you can choose the one best suited to your investment needs. An investor may purchase Class B shares up to $99,999.99 in any one purchase. Your broker or financial advisor can help you determine which class is right for you.

Class A	Class B	Class C
• Front-end sales charges, as described below. There are several ways to reduce these charges, also described below. • Lower annual expenses than Class B or Class C shares.

•    No front-end sales charge; all your money goes to work for you right away.

•    Higher annual expenses than Class A shares.

•    Deferred sales charge on shares you sell within six years of purchase, as described below.

•    Automatic conversion to Class A shares approximately eight years after purchase.

•    Purchases in an amount of $100,000 or more will not be permitted. You should consult with your financial advisor to determine whether other share classes are more beneficial given your circumstances.

•    No front-end sales charge; all your money goes to work for you right away.

•    Higher annual expenses than Class A shares.

•    Deferred sales charge on shares you sell within twelve months of purchase, as described below.

•    No conversion to Class A shares.

CALCULATION OF SALES CHARGES

Class A. Sales Charges are as follows:

	Sales Charges		Concession to Dealers
Your Investment	% of Offering Price	% of Net Amount Invested	% of Offering Price
Less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more	None	None	up to 1.00%

Investments of $1 million or more. Class A shares are available with no front-end sales charge. However, a 1% CDSC is imposed on any shares you sell within one year of purchase and a 0.50% CDSC is charged on any shares you sell after the first year and within the second year after purchase.

Class B. Shares are offered at their net asset value per share, without any front-end sales charge. However, there is a CDSC on shares you sell within six years of purchase. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC:

Class B deferred charges:

Years after purchase	CDSC on shares being sold
1st year or 2nd year	4.00%
3rd or 4th year	3.00%
5th year	2.00%
6th year	1.00%
7th year and thereafter	None

If you purchased Class B shares of a Fund prior to January 2, 2002, the CDSC schedule applicable at the time you originally purchased the shares will continue to apply. Any Class B shares purchased on or subsequent to January 2, 2002 will be subject to the CDSC schedule described above.

Class C. Shares are offered at their net asset value per share, without any front-end sales charge. However, there is a CDSC of 1% on shares you sell within 12 months after purchase.

Determination of CDSC. Each CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. There is no CDSC on shares you purchase through reinvestment of dividends. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares available, we will sell shares that have the lowest CDSC.

If you acquired your Class B or Class C shares in connection with the reorganization of a North American Fund into your Fund, the CDSC schedule applicable at the time you originally purchased the shares will continue to apply (even if you exchange your shares for shares of another fund distributed by AIG SunAmerica Capital Services, Inc. (“AIG SACS” or the “Distributor”)). Any Class B or Class C shares that you purchase subsequent to the reorganization will be subject to the CDSC schedule described above. See the Statement of Additional Information for information on the CDSC schedule imposed by North American Funds that may continue to be applicable to your shares.

If you acquired your Class C shares in connection with the reorganization of a North American Fund into your Fund and, at the time you originally purchased your Class C shares of the North American Fund such shares had a conversion feature, those shares will convert automatically to Class A shares of the Fund approximately ten years after the original purchase date. The Class C to Class A conversion feature is not available for any other Class C purchases.

For purposes of the CDSC, we count all purchases made during a calendar month as having been made on the FIRST day of that month.

SALES CHARGE REDUCTIONS AND WAIVERS

To receive a waiver or a reduction in sales charges under the programs described below, the shareholder must notify the Funds’ transfer agent (the “Transfer Agent”) (or other financial intermediary through which shares are being purchased) at the time of purchase or notify the Transfer Agent at the time of redeeming shares for those reductions or waivers that apply to CDSCs. Such notification must be provided in writing by the shareholder (or other financial intermediary through which shares are being purchased).

Reduction in Sales Charge for Certain Investors of Class A shares. Various individuals and institutions may be eligible to purchase Class A shares at reduced sales charge rates under the programs described below. The Funds reserve the right to modify or to cease offering these programs at any time.

•

Rights of Accumulation. A purchaser of Fund shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described below) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at net asset value) amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular Fund that were previously purchased, shares of other classes of the same Fund, as well as shares of any class of any other Fund or of any other Funds advised by AIG SunAmerica, as long as such shares were sold with a sales charge at the time of purchase.

•

Letter of Intent. A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent, establishes a total investment goal in Class A shares of one or more Funds to be achieved through any number of investments over a thirteen-month period, of $50,000 or more. Each investment in such Funds made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor.

•

Combined Purchases. In order to take advantage of reductions in sales charges that may be available to you when you purchase Fund shares, you must inform the Transfer Agent if you have entered into a letter of intent or right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. To receive a reduced front-end sales charge, you or your Financial Intermediary must inform the Fund at the time of your purchase of Fund shares that you believe you qualify for a discount. If you purchased shares through a financial intermediary, you may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer or financial intermediary, in order to verify eligibility for reduced sales charges.

Waivers for Certain Investors for Class A shares. The following individuals and institutions may purchase Class A shares without front-end sales charges. The Funds reserve the right to modify or to cease offering these programs at any time.

•

Financial Planners, institutions, broker-dealer representatives or registered investment advisers utilizing Fund shares in fee-based investment products under an agreement with the Distributor. The following conditions established by AIG SACS apply: (i) the financial planner, financial institution or broker-dealer has signed a supplemental selling agreement and charges its client(s) an advisory fee based on the assets under management on an annual basis, and (ii) such financial planner, financial institution or broker-dealer does not advertise that shares of the Funds may be purchased by clients at net asset value.

•

Participants in certain employer sponsored benefit plans. The sales charge is waived with respect to shares purchased by employer sponsored retirement plans whether or not subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that offer the Fund(s) as an investment vehicle, where the trustee, fiduciary or administrator has entered into an agreement with the Distributor, a Fund or its agents with respect to such purchases, and where the trustee, fiduciary or administrator performs participant recordkeeping or other administrative services.

•	Fund Trustees and other individuals, and their families, who are affiliated with any Fund distributed by the Distributor.

•	Selling brokers and their employees and sales representatives and their families.

•	Registered management investment companies that are advised by AIG SunAmerica.

Shareholder Account Information

Waivers for Certain Investors for Class B and C Shares. Under the following circumstances the CDSC may be waived on redemption of Class B and C Shares. The Funds reserve the right to modify or cease offering these programs at any time without prior notice.

•	Within one year of the shareholder’s death or becoming legally disabled (individual and spousal joint tenancy accounts only)

•

Taxable distributions to participants made by qualified retirement plans or retirement accounts (not including rollovers) for which AIG SunAmerica Funds Services, Inc. serves as fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made

•	To make payments through the Systematic Withdrawal Plan (subject to certain conditions)

•

Eligible participant distributions from employer-sponsored retirement plans that meet the eligibility criteria set forth above under “Waivers For Certain Investors for Class A Shares,” such as distributions due to death, disability, financial hardship, loans, retirement and termination of employment, or any return of excess contributions

•	Involuntary redemptions (e.g., closing of small accounts described under Shareholder Account Information)

Other Sales Charge Arrangements and Waivers. The Funds and AIG SACS offer other opportunities to purchase shares without sales charges under the programs described below. The Funds reserve the right to modify or cease offering these programs at any time without prior notice.

•

Dividend Reinvestment. Dividends and/or capital gains distributions received by a shareholder from a Fund will automatically be reinvested in additional shares of the Fund and share class without sales charge, at the net asset value per share in effect on the payable date. Alternatively, dividends and distributions may be reinvested in any retail fund distributed by the AIG SACS. Or, you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options.

•

Exchange of Shares. Shares of the Funds may be exchanged for the same class of shares of one or more other retail funds distributed by AIG SACS except for the SunAmerica Senior Floating Rate Fund, Inc. (where the exchange privilege applies to Class A shares only) at net asset value per share at the time of exchange. Please refer to the “Additional Investor Services” in this Prospectus for more details about this program.

•

Reinstatement Privilege. Within one year of a redemption of certain Class A, Class B and Class C shares, the proceeds of the sale may be invested in the same share class of the Fund without a sales charge. A shareholder may use the reinstatement privilege only one time after selling such shares. If you paid a CDSC when you sold your shares, we will credit your account with the dollar amount of the CDSC at the time of sale. This may impact the amount of gain or loss recognized on the previous sale, for tax purposes. All accounts involved must be registered in the same name(s).

Information and records to be provided to Fund. You may be asked to provide supporting account statements or other information to allow us to verify your eligibility to receive a reduction or waiver of sales charge.

For more information regarding the sales charge reductions and waivers described above, please visit our website at www.sunamericafunds.com, and select the “Additional Investor Services” hyperlink. The Funds’ Statement of Additional Information also contains additional information about the sales charges and certain reductions and waivers.

The Funds’ Statement of Additional Information also contains additional information about the sales charges and certain reductions and waivers.

DISTRIBUTION AND SERVICE FEES

Each class of shares of each Fund has its own plan of distribution pursuant to Rule 12b-1 (“Rule 12b-1”) that provides for distribution and account maintenance fees (collectively, “Rule 12b-1 Fees”) (payable to the AIG SACS) based on a percentage of average daily net assets, as follows:

Class	Distribution Fee	Account Maintenance Fee
A	0.10%	0.25%
B	0.75%	0.25%
C	0.75%	0.25%

Because Rule 12b-1 Fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

OPENING AN ACCOUNT (Classes A, B and C)

1.	Read this Prospectus carefully.

2.	Determine how much you want to invest. The minimum initial investments for the Funds are as follows:

•	non-retirement account: $500

•	retirement account: $250

•	dollar cost averaging: $500 to open; you must invest at least $25 a month

The minimum subsequent investments for the Funds are as follows:

•	non-retirement account: $100

•	retirement account: $25

•	The minimum initial and subsequent investments may be waived for certain fee-based programs and/or group plans held in omnibus accounts.

3.	Complete the appropriate parts of the Account Application, carefully following the instructions. If you have any questions, please contact your broker or financial advisor or call Shareholder Services at 800-858-8850.

4.	Complete the appropriate parts of the Supplemental Account Application. By applying for additional investor services now, you can avoid the delay and inconvenience of having to submit an additional application if you want to add services later.

5.	Make your initial investment using the chart on page 18. You can initiate any purchase, exchange or sale of shares through your broker or financial advisor.

As part of your application, you are required to provide information regarding your personal identification under anti-money laundering laws, including the USA PATRIOT Act of 2001, as amended (the “PATRIOT Act”). If we are unable to obtain the required information, your application will be considered to be not in good order, and it therefore cannot be processed. Your application and any check or other deposit that accompanied your application will be returned to you. Applications must be received in good order under the PATRIOT Act requirements and as otherwise required in this Prospectus in order to receive that day’s net asset value. In addition, applications received in good order are nevertheless subject to customer identification verification procedures under the PATRIOT Act. We may ask to see your driver’s license or other identifying documents. We may share identifying information with third parties for the purpose of verification. If your identifying information cannot be verified within a reasonable time after receipt of your application, the account will not be processed or, if processed, the Funds reserve the right to redeem the shares purchased and close the account. If a Fund closes an account in this manner, the shares will be redeemed at the net asset value next calculated after the Fund decides to close the account. In these circumstances, the amount redeemed may be less than your original investment and may have tax implications. Consult with your tax advisor for details. Non-resident aliens will not be permitted to establish an account through the check and application process at the Transfer Agent.

If you invest in a Fund through your dealer, broker or financial advisor, your dealer, broker or financial advisor may charge you a transaction - based or other fee for its services in connection with the purchase or redemption of Fund shares. These fees are in addition to those imposed by the Fund and its affiliates. You should ask your dealer, broker or financial advisor about its applicable fees.

Investment Through Financial Institutions. Dealers, brokers, financial advisors or other financial institutions (collectively, “Financial Institutions” or “Financial Intermediaries”) may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Funds directly. Accordingly, the net yield and/or return to investors who invest through Financial Institutions may be less than an investor would receive by investing in the Funds directly. Financial Institutions may also set deadlines for receipt of orders that are earlier than the order deadline of the Funds due to processing or other reasons. An investor purchasing through a Financial Institution should read this Prospectus in conjunction with the materials provided by the Financial Institution describing the procedures under which Fund shares may be purchased and redeemed through the Financial Institution. For any questions concerning the purchase or redemption of Fund shares through a Financial Institution please call your Financial Institution or the Funds (toll free) at (800) 858-8850.

Shareholder Account Information

HOW TO BUY SHARES (Classes A, B and C)

Buying	Shares Through Your Financial Institution

You may generally open an account and buy Class A, B and C shares through any Financial Institution that is authorized to sell the Funds’ shares. Your Financial Institution will place your order with the Fund on your behalf. You may purchase additional shares in a variety of ways, including through your Financial Institution or by sending your check or wire directly to the Fund or its agents as described below under “Adding to an Account.” The Funds will generally not accept new accounts that are not opened through a Financial Institution except for accounts opened by current and former Trustees and other individuals who are affiliated with, or employed by an affiliate of, the Funds or any fund distributed by the Distributor, selling brokers and their employees and sales representatives, family members of these individuals and certain other individuals at the discretion of the Funds or their agents.

Buying	Shares Through the Funds

Opening an Account	Adding to an Account

By check

•   Make out a check for the investment amount, payable to AIG SunAmerica Mutual Funds. An account cannot be opened with a Fund check.

•   Deliver the check and your completed Account Application (and Supplemental Account Application, if applicable) to:

(via regular mail)

AIG SunAmerica Mutual Funds

c/o BFDS

PO Box 219186

Kansas City, MO 64121-9186

(via express, certified and registered mail)

AIG SunAmerica Mutual Funds

c/o BFDS

330 W 9th St.

Kansas City, MO 64105-1514

•   All purchases must be in U.S. dollars. Cash, money orders and/or travelers checks will not be accepted. A $25.00 fee will be charged for all checks returned due to insufficient funds.

•   Accounts can only be opened by check by a non-resident alien or on funds drawn from a non-U.S. bank if they are processed through a brokerage account or the funds are drawn from a U.S. branch of a non-U.S. bank. A personal check from an investor should be drawn from the investor’s bank account. In general, starter checks, cash equivalents, stale-dated or post-dated checks will not be accepted.

•   Make out a check for the investment amount, payable to AIG SunAmerica Mutual Funds. Shares cannot be purchased with a Fund check.

•   Include the stub from your Fund statement or a note specifying the Fund name, your share class, your account number and the name(s) in which the account is registered.

•   Indicate the Fund and account number in the memo section of your check.

•   Deliver the check and your stub or note to your broker or financial advisor, or mail them to:

(via regular mail)

AIG SunAmerica Mutual Funds

c/o BFDS

PO Box 219373

Kansas City, MO 64121-9373

(via express, certified and registered mail)

AIG SunAmerica Mutual Funds

c/o BFDS

330 W 9th St.

Kansas City, MO 64105-1514

By wire

•   Fax your completed application to AIG SunAmerica Fund Services, Inc. at 201-324-6496.

•   Obtain your account number by calling Shareholder Services at 800-858-8850.

•   Instruct your bank to wire the amount of your investment to:

State Street Bank & Trust Company

Boston, MA

ABA #0110-00028

DDA # 99029712

ATTN: (Include Name of Fund and Share Class)

FBO: (Include Account number & names in which the Acct. is registered)

Your bank may charge a fee to wire funds.

•   Instruct your bank to wire the amount of your investment to:

State Street Bank & Trust Company

Boston, MA

ABA #0110-00028

DDA # 99029712

ATTN: (Include Name of Fund and Share Class)

FBO: (Include Account number & names in which the Acct. is registered)

Your bank may charge a fee to wire funds.

To open or add to an account using dollar cost averaging, see “Additional Investor Services.”

HOW TO SELL SHARES (Classes A, B and C)

Selling	Shares Through Your Financial Institution

You can sell shares through your Financial Institution or through the Funds as described below under “Selling Shares Through the Funds.” Shares held for you in your various Financial Institution’s name must be sold through the Financial Institution.

Selling	Shares Through the Funds

By mail

Send your request to:

(via regular mail)

AIG SunAmerica Mutual Funds

c/o BFDS

PO Box 219186

Kansas City, MO 64121-9186

(via express, certified and registered mail)

AIG SunAmerica Mutual Funds

c/o BFDS

330 West 9th Street

Kansas City, MO 64105-1514

Your request should include:

•   Your name

•   Fund name, share class and account number

•   The dollar amount or number of shares to be redeemed

•   Any special payment instructions

•   The signature of all registered owners exactly as the account is registered, and

•   Any special documents required to assure proper authorization

On overnight mail redemptions, a $15 fee will be deducted from your account.

By phone
• Call Shareholder Services at 800-858-8850 between 8:30 a.m. and 7:00 p.m. Eastern Time on most business days. • Or, for automated 24-hour account access call FastFacts at 800-654-4760.

By wire

If banking instructions exist on your account, this may be done by calling Shareholder Services at 800-858-8850 between 8:30 a.m. and 7:00 p.m. (Eastern Time) on most business days. Otherwise, you must provide, in writing, the following information:

•   Fund name, share class and account number you are redeeming

•   Bank or financial institution name

•   ABA routing number

•   Account number, and

•   Account registration

If account registration at your bank is different than your account at AIG SunAmerica, your request must be medallion guaranteed. A notarization is not accepted.

Minimum amount to wire money is $250. A $15 fee will be deducted from your account.

By Internet

Visit our web site at www.sunamericafunds.com, and select the “View Your Account” hyperlink (generally not available for retirement accounts).	Proceeds for all transactions will normally be sent on the business day after the trade date. Additional documents may be required for certain transactions.

To sell shares through a systematic withdrawal plan, see “Additional Investor Services.”

Shareholder Account Information

Certain Requests Require a Medallion Guarantee:

To protect you and the Funds from fraud, the following redemption requests must be in writing and include a medallion guarantee (although there may be other situations that also require a medallion guarantee) if:

•	redemptions are in the amount of $100,000 or more

•	the proceeds are to be payable other than as the account is registered

•	the redemption check is to be sent to an address other than the address of record

•	your address of record has changed within the previous 30 days

•	shares are being transferred to an account with a different registration

•	someone (such as an Executor) other than the registered shareholder(s) is redeeming shares (Additional documents may be required)

You can generally obtain a medallion guarantee from the following sources:

•	a broker or securities dealer

•	a federal savings, cooperative or other type of bank

•	a savings and loan or other thrift institution

•	a credit union

•	a securities exchange or clearing agency

A notary public CANNOT provide a medallion guarantee.

TRANSACTION POLICIES (All Funds and All Classes)

Valuation of shares. The net asset value per share (“NAV”) for each Fund and class is determined each Fund business day at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern Time) by dividing the net assets of each class by the number of such class’s outstanding shares. The NAV for each Fund also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Fund. As a result, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem your shares. Securities for which market quotations are readily available are valued at their market price as of the close of regular trading on the NYSE for the day, unless, in accordance with the pricing procedures approved by the Board of Trustees, the market quotations are determined to be unreliable. The value of any shares of open-end funds held by a Fund will be calculated using the NAV of such funds. The prospectus for any such open-end funds should explain the circumstances under which these funds use fair value pricing and the effects of using fair value pricing.

As of the close of regular trading on the NYSE, securities traded primarily on security exchanges outside the U.S. are valued at the market price at the close of such exchanges on the day of valuation. If a security’s price is available from more than one exchange, a Fund uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Funds’ shares, and the Funds may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U. S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. If the Funds determine that closing prices do not reflect the fair value of the securities, the Funds will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open. For foreign equity securities, the Funds use an outside pricing service to provide them with closing market prices and information used for adjusting those prices.

The Strategic Bond Fund and the High Yield Bond Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not price their shares. As a result, the value of these Funds’ shares may change on days when the Funds are not open for purchase or redemptions.

Buy and sell prices. When you buy Class A or Class B shares, you pay the NAV plus any applicable sales charges, as described above. When you sell Class A, Class B or Class C shares, you receive the NAV minus any applicable CDSCs.

Execution of requests. Each Fund is open on those days when the NYSE is open for regular trading (“Fund business day”). We execute buy and sell requests at the next NAV to be calculated after the Fund or its agents receives your request in good order. If the Fund or the Transfer Agent receives your order before the Fund’s close of business (generally 4:00 p.m., Eastern Time), you will receive that day’s closing price. If the Fund or the Transfer Agent receives your order after that time, you will receive the next business day’s closing price. The Funds reserve the right to reject any order to buy shares.

Certain qualified Financial Institutions may transmit an investor’s purchase or redemption order to the Funds’ Transfer Agent after the close of regular trading on the NYSE on a Fund business day, on the day the order is received from the investor, as long as the investor has placed his order with the Financial Institution by the close of regular trading on the NYSE on that day. The investor will then receive the NAV of a Fund’s shares determined by the close of regular trading on the NYSE on the day he placed his order with the qualified Financial Institution. Orders received after such time will not result in execution until the following Fund business day. Financial Institutions are responsible for instituting procedures to ensure that purchase and redemption orders by their respective clients are processed expeditiously.

The processing of sell requests and payment of proceeds may generally not be postponed for more than seven days, except when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission (“SEC”). The Funds and their agents reserve the right to “freeze” or “block” (that is, disallow) any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to, (i) where an accountholder appears on the list of “blocked” entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations, (ii) where a Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity, or (iii) when certain notifications have been received by a Fund or its agents that there is a dispute between the registered or beneficial account owners.

If a Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of redemption proceeds wholly or partly in cash, the Fund may pay the redemption price by a distribution in kind of securities from the Fund in lieu of cash. However, the Trust has made an election that requires it to pay a certain portion of redemption proceeds in cash.

At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., wire transfer or certified check drawn on a United States bank) has been collected for the purchase of such shares, which will not exceed 15 days.

Telephone transactions. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, Shareholder Services will take measures to verify the identity of the caller, such as asking for name, account number, social security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, the Trust is responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

Exchanges. You may exchange shares of a Fund for shares of the same class of any other retail fund distributed by AIG SACS except for SunAmerica Senior Floating Rate Fund (where the exchange privilege applies to Class A shares only). Such exchange may constitute a taxable event for U.S. federal income tax purposes. Before making an exchange, you should review a copy of the prospectus of the fund into which you would like to exchange. All exchanges are subject to applicable minimum investment requirements. A Systematic Exchange Program is described under “Additional Investor Services.”

If you exchange shares that were purchased subject to a CDSC, the CDSC schedule will continue to apply following the exchange. In determining the CDSC applicable to shares being sold after an exchange, we will take into account the length of time you held those shares prior to the exchange.

Your CDSC schedule will not change if you exchange Class B shares of a Fund that you purchased prior to January 2, 2002 for another portfolio or Fund’s Class B shares (which currently have a longer CDSC schedule). Also, if you exchange shares acquired in connection with the reorganization of a North America Fund into your Fund for another fund’s shares, the CDSC schedule applicable at the time you originally purchased the shares of the North American Fund will continue to apply.

To protect the interests of other shareholders, we may cancel the exchange privileges of any investors that, in the opinion of the Fund, are using market timing strategies or making excessive exchanges. A Fund may change or cancel its exchange privilege at any time, upon 60 days’ written notice to its shareholders. A Fund may also refuse any exchange order without notice.

Certificated shares. Shareholders will not be issued certificates for their shares.

Fund Holdings. A schedule of the Funds’ top-ten holdings, current as of month-end is made available on the Funds’ website no earlier than 15 days after the end of each month. This information will remain available on the website at least until updated for the next month or until each Fund files with the Securities and Exchange Commission (“SEC”) its semi-annual/annual shareholder report or quarterly portfolio holdings report that includes such period. The most recent schedule is available on the Funds’ website at www.sunamericafunds.com or by calling toll free at (800) 858-8850 ext. 6003. The Funds may terminate or modify this policy at any time without further notice to shareholders. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Statement of Additional Information.

MARKET TIMING TRADING POLICIES AND PROCEDURES

Market timing policies. The Funds discourage excessive or short-term trading, often referred to as “market timing,” and seek to restrict or reject such trading or take other action, as described below, if in the judgment of a Fund or any of its service providers, such trading may interfere with the efficient management of the Fund’s portfolio, may materially increase the Fund’s transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. The Funds’ Board of Trustees has adopted policies and procedures with respect to such trading, which are described in this section.

Shareholder Account Information

All Fund shareholders are subject to these policies and procedures, regardless of how their shares were purchased or are otherwise registered with the Funds’ Transfer Agent. While the Funds’ expectation is that the market timing policies will be enforced by financial intermediaries pursuant to the Funds’ prospectuses, the Funds may be limited in their ability to monitor the trading activity or enforce the Funds’ market timing trading policies and procedures with respect to certain customers of financial intermediaries. For example, should it occur, a Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers.

Risks from market timers. Depending on various factors, including the size of a Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents and the dollar amount and number and frequency of trades, excessive short-term trading may interfere with efficient management of the Fund’s portfolio, increase the Fund’s transaction costs, administrative costs and taxes and/or impact Fund performance.

In addition, if the nature of the Fund’s portfolio exposes the Fund to investors who engage in the type of excessive short-term trading that seeks to take advantage of possible delays between the change in the value of a mutual fund’s portfolio holdings and the reflection of the change in the net asset value of a Fund’s shares, sometimes referred to as “arbitrage market timing,” there is the possibility that such trading under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net delays between the change in the value of a mutual fund’s portfolio holdings and the net asset value of a Fund’s shares. Arbitrage market timers may seek to exploit such delays between the change in the value of a mutual fund’s portfolio holdings and the net asset value of the fund’s shares in funds that hold significant investments in foreign securities because certain foreign markets close several hours ahead of U.S. markets. Also, market timers may seek to exploit funds that hold significant investments in small-cap securities and high yield (“junk”) bonds, which may not be frequently traded. The principal investment techniques of the High Yield Bond Fund and the Strategic Bond Fund include investments in high yield (“junk”) bonds.

Market timing procedures. The Funds’ procedures include committing staff of the Funds’ shareholder services agent to monitor trading activity in the Funds on a regular basis by selectively reviewing transaction reports in an effort to identify trading activity that may be excessive or short-term and detrimental to a Fund. Factors considered in the monitoring process include, but may no be limited to, the frequency of transactions by the financial intermediary, the Fund’s investment objective, the size of a Fund and the dollar amount of the transaction. In the event that such trading activity is identified and based on the information a Fund and its service providers in their sole discretion conclude that the trading may alternatively limit the amount, number of frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange between funds).

Though implementation of the Funds’ procedures involve judgments that are inherently subjective and involve some selectivity in their application, the Funds and the Funds’ service providers seek to make judgments that are consistent with the interests of the Funds’ shareholders. There is no assurance that the Funds or their service providers will gain access to any or all information necessary to detect market timing. While the Funds will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the Funds cannot represent that such trading activity can be completely eliminated.

ADDITIONAL INVESTOR SERVICES (Classes A, B and C)

To select one or more of these additional services, complete the relevant part(s) of the Supplemental Account Application. To add a service to an existing account, contact your broker or financial advisor, or call Shareholder Services at 800-858-8850.

Dollar Cost Averaging lets you make regular investments from your bank account to any retail fund of your choice distributed by AIG SACS. You determine the frequency and amount of your investments, and you can terminate your participation at any time. Dollar cost averaging does not assure profit or protect against a loss in a declining market. Since this strategy involves continous investments, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.

Systematic Withdrawal Plan may be used for routine bill payment or periodic withdrawals from your account up to a maximum amount of 12% per year based on the value of the account at the time the plan is established. To use the Systematic Withdrawal Plan:

•	Make sure you have at least $5,000 worth of shares in your account.

•

Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same Fund is not advantageous to you, because of sales charges).

•

Specify the payee(s) and amount(s). The payee may be yourself or any other party (which may require a medallion guarantee), and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule. Each withdrawal must be at least $50.

•	Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

•	Make sure your dividends and capital gains are being reinvested.

Systematic Exchange Program may be used to exchange shares of a Fund periodically for the same class of shares of one or more other retail funds distributed by AIG SACS except for the SunAmerica Senior Floating Rate Fund, Inc. (where the exchange privilege applies to Class A shares only). To use:

•	Specify the fund(s) from which you would like money withdrawn and into which you would like money invested.

•	Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

•	Specify the amount(s). Each exchange must be worth at least $50.

•	Accounts must be registered identically; otherwise a medallion guarantee will be required.

Retirement plans. AIG SunAmerica Mutual Funds offer a range of qualified retirement plans, including IRAs, Roth IRAs, Simple IRAs, SEPs, SARSEPs, 401(k) plans, 403(b) plans, Individual 401(k) plans, 529 plans and other pension and profit-sharing plans. Using these plans, you can invest in any fund distributed by AIG SACS with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Retirement Plans at 800-858-8850.

TAX, DIVIDEND DISTRIBUTION AND ACCOUNT POLICIES

Account Mailings:

Account Statements. Generally, account statements are mailed to dealers and shareholders on a quarterly basis.

Transaction Confirmations. Generally, you will receive an account confirmation:

•	after every transaction that affects your account balance (except a dividend reinvestment, automatic purchase, automatic redemption of systematic exchange); and

•	after any change of name or address of the registered owner(s), or after certain account option changes.

IRS Tax Forms. Every year you should also receive, if applicable, an IRS Form 1099 tax information statement, mailed by January 31st.

These mailings apply to accounts opened through the Fund. Accounts opened through a broker/dealer firm will receive statements from that financial institution.

Prospectuses, Annual and Semi-annual Reports. As an alternative to regular mail, you may elect to receive these reports via electronic delivery. To enroll for this option, visit our web site at www.sunamericafunds.com, and select the “Go Paperless” hyperlink (Note: this option is only available to accounts opened through the Funds.)

Dividends. The Funds generally distribute most or all of their net earnings in the form of dividends. Income dividends, if any, are declared daily and paid monthly. Capital gains distributions, if any, are paid at least annually by the Funds. Each of the Funds reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

Dividend Reinvestments. Your dividends and distributions, if any, will be automatically reinvested in additional shares of the same Fund and share class on which they were paid, unless you elect in writing, not less than five business days prior to the payment date, to receive amounts in excess of $10 in cash. Alternatively, dividends and distributions may be reinvested in any fund distributed by AIG SACS or, you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options. For existing accounts, contact your broker or financial advisor or call Shareholder Services at 1-800-858-8850, to change dividend and distribution payment options.

Taxability of Dividends. As long as a Fund meets the requirements for being a tax-qualified regulated investment company, which each Fund has in the past and intends to in the future, it pays no federal income tax on the earnings it distributes to shareholders. However, dividends you receive from a Fund whether reinvested or taken as cash, are generally considered taxable. Distributions of a Fund’s net long-term capital gains are taxable as capital gains; dividends from other sources are generally taxable as ordinary income.

Some dividends paid in January may be taxable as if they had been paid during the previous December. Corporations generally will not be entitled to take a dividends-received deduction for a portion of certain dividends they receive. In addition, dividends paid by a Fund will not qualify for the 15% maximum tax rate applicable to certain dividends pursuant to recently enacted legislation.

The IRS Form 1099 that is mailed to you every January details your dividends and their federal income tax category, although you should verify your tax liability with your tax professional.

Dividends paid by the Tax Exempt Insured Fund generally will be exempt from federal income taxes, as long as 50% or more of the value of that Fund’s assets at the end of each quarter of its taxable year is invested in state, municipal, and other obligations, the interest on which is excluded from gross income for federal tax purposes. As mentioned, at least 80% of the Tax Exempt Insured Fund’s assets will be invested in such obliga -

Shareholder Account Information

tions during normal market conditions. Dividends attributable to interest on taxable bonds, market discount and short-term capital gains, however, will be subject to federal, state and local income tax at ordinary income tax rates, and distribution of net long-term capital gains will be taxable as capital gains. Some shareholders may be subject to federal alternative minimum tax liability. Tax-exempt interest from certain bonds is treated as an item of tax preference, and may be attributed to shareholders. A portion of all tax-exempt interest is includable as an upward adjustment in determining a corporation’s alternative minimum taxable income. These rules could make you liable for the alternative minimum income tax (AMT).

“Buying into a Dividend.” You should note that if you purchase shares just before a distribution, you will be taxed for that distribution like other shareholders, even though that distribution represents simply a return of part of your investment. You may wish to defer your purchase until after the record date for the distribution, so as to avoid this tax impact.

Taxability of Transactions. Any time you sell or exchange shares, it is considered a taxable event for you. Depending generally on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions. If you hold Class B shares, you will not have a taxable event when they convert into Class A shares.

Other Tax Considerations. If you are neither a resident nor a citizen of the United States or if you are a foreign entity, ordinary income dividends paid to you (which include distributions of net short-term capital gains) will generally be subject to a 30% United States withholding tax, unless a lower treaty rate applies.

By law, each Fund must withhold 28% of your distributions and proceeds if you have not provided a correct taxpayer identification number or social security number.

This section summarizes some of the consequences under current United States federal income tax law of an investment in a Fund. It is not a substitute for professional tax advice. Consult your tax advisor about the potential tax consequences of an investment in a Fund under all applicable laws.

Small Accounts. If you draw down an account so that its total value is less than $500 ($250 for retirement plan accounts), you may be asked to purchase more shares within 60 days. If you do not take action, the Fund may close out your account and mail you the proceeds. Alternatively, you may be charged at the annual rate of $24 to maintain your account. Your account will not be closed if its drop in value is due to Fund performance, the effects of sales charges, or administrative fees (for retirement plans only).

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More Information About the Funds

FUND INVESTMENT STRATEGIES

Each Fund has its own investment goal and a strategy for pursuing it. The chart summarizes information about each Fund’s investment approach. Following this chart is a glossary that further describes the investment and risk terminology that we use. Please review the glossary in conjunction with this chart.

	U.S. GOVERNMENT SECURITIES FUND	GNMA FUND
What is the Fund’s investment goal?	high current income consistent with relative safety of capital	current income, with capital appreciation as a secondary objective
What principal investment strategy does the Fund use to implement its investment goal?	fixed income investing	fixed income investing
What are the Fund’s principal investment techniques?

•   active trading of U.S. Government securities without regard to the maturities of such securities. Under normal market conditions, invests at least 80% of the Fund’s net assets plus any borrowing for investment purposes in securities of high credit quality issued or guaranteed by the
U.S. government, or
any agency or instrumentality thereof without regard to the maturities of such securities.

•   active trading of mortgage-backed securities issued or guaranteed by the GNMA and other U.S. Government securities without regard to the maturities of such securities. Under normal market conditions, invests at least 80% of the Fund’s net assets plus any borrowing for investment purposes in mortgage-backed securities guaranteed by the GNMA without regard to the maturities of such securities.

What are the Fund’s other significant (non-principal) investments?	• mortgage-backed securities • short-term money market instruments • zero-coupon securities • when issued/delayed delivery transactions	• short-term money market instruments • when issued/delayed delivery transactions
What other types of securities may the Fund normally invest in as part of efficient portfolio management and which may produce some income?	• defensive instruments • securities lending (up to 33%) • borrowing for temporary or emergency purposes (up to 5%)	• defensive instruments • securities lending (up to 33%) • borrowing for temporary or emergency purposes (up to 5%)
What risks may affect the Fund?	PRINCIPAL RISKS: • securities selection • interest rate fluctuations • bond market volatility NON-PRINCIPAL RISKS: • prepayment • illiquidity • hedging	PRINCIPAL RISKS: • securities selection • interest rate fluctuations • bond market volatility • prepayment NON-PRINCIPAL RISKS: • illiquidity • hedging

STRATEGIC BOND FUND	HIGH YIELD BOND FUND	TAX EXEMPT INSURED FUND
high level of total return	high level of total return	as high a level of current income exempt from federal income taxes as is consistent with preservation of capital
fixed income investing	fixed income investing	fixed income investing

•   active trading of a broad range of fixed income securities, including both investment and non-investment grade U.S. and foreign bonds (which may include “junk bonds”), U.S. Government and agency obligations, and mortgage-backed securities, without regard to the maturities of such securities. Under normal market conditions, invests at least 80% of the Fund’s net assets plus any borrowing for investment purposes in bonds.

• active trading of below-investment grade U.S.
and foreign junk bonds. Under normal
market conditions, invests at least 80% of the
Fund’s net assets plus any borrowing for
investment purposes in below-investment
grade U.S. and foreign junk bonds (rated
below Baa by Moody’s and below BBB by
S&P) without regard to the maturities
of such securities and bank debt. For
purposes of this policy, bonds include
fixed-income securities other than short-term
commercial paper and preferred stock.	• active trading of municipal
bonds and other municipal
securities. Under normal market
conditions, invests at least 80%
of the Fund’s net assets plus any
borrowing for investment
purposes in municipal bonds,
and other municipal securities,
the income of which is exempt
from federal income tax, and
that are insured as to the
scheduled payment of principal
and interest for as long as
such securities are held by the Fund,
without regard to the maturities of
such securities.
• zero-coupon securities • mortgage-backed securities • short-term money market instruments • equity securities • foreign securities	• foreign securities • short-term money market instruments • zero-coupon securities • equity securities	• short-term money market instruments • illiquid securities
• defensive instruments • securities lending (up to 33%) • borrowing for temporary or emergency purposes (up to 33 1/3%)	• defensive instruments • securities lending (up to 33%) • borrowing for temporary or emergency purposes (up to 33 1/3%)	• defensive instruments • derivatives • securities lending (up to 33%) • borrowing for temporary or emergency purposes (up to 5%)
PRINCIPAL RISKS: • bond market volatility • credit quality • interest rate fluctuations • foreign exposure • securities selection NON-PRINCIPAL RISK: • prepayment • illiquidity • emerging markets	PRINCIPAL RISKS: • bond market volatility • credit quality • interest rate fluctuations • foreign exposure • securities selection • call provisions NON-PRINCIPAL RISKS: • illiquidity • emerging markets	PRINCIPAL RISKS: • securities selection • interest rate fluctuations • credit quality • bond market volatility NON-PRINCIPAL RISKS: • illiquidity • prepayment • derivatives • hedging

More Information About the Funds

GLOSSARY

Debt Ratings. The two best-known debt rating agencies are Standard & Poor’s Ratings Services, a Division of The McGraw-Hill Companies, Inc. and Moody’s Investors Service, Inc. “Investment grade” refers to any security rated “BBB” or above by Standard & Poor’s or “Baa” or above by Moody’s or determined to be of comparable quality by the Adviser.

INVESTMENT TERMINOLOGY

Capital appreciation is growth of the value of an investment.

Preservation of capital means investing in a manner that tries to protect the value of an investment against market movements and other economic events.

Total return is achieved through both growth of capital and income.

Active trading means that a Fund may engage in frequent trading of portfolio securities to achieve its investment goal. In addition, because a Fund may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Fund and could affect its performance. During periods of increased market volatility, active trading may be more pronounced.

Fixed-income securities generally provide consistent interest or dividend payments. They include corporate bonds, notes, debentures, convertible securities, U.S. government securities and mortgage-backed and asset-backed securities. The issuer of a senior fixed-income security is obligated to make payments on this security ahead of other payments to security holders. An investment grade fixed-income security is rated in one of the top four ratings categories by a debt rating agency (or is considered of comparable quality by the Adviser).

A bond includes all fixed-income securities other than short-term commercial paper and preferred stock.

A high yield bond is a high risk bond that does not meet the credit quality standards of investment grade securities.

U.S. government securities are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities, that are issued by agencies or instrumentalities of the U.S. government, are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

A municipal security is a debt obligation of a state or local government entity, which may support general governmental needs or special projects.

Asset-backed securities issued by trusts and special purpose corporations are backed by a pool of assets, such as credit card or automobile loan receivables representing the obligations of a number of different parties.

Mortgage-backed securities directly or indirectly provide funds for mortgage loans made to residential home buyers. These include securities that represent interests in pools of mortgage loans made by lenders such as commercial banks, savings and loan institutions, mortgage bankers and others.

Short-term money market instruments include short-term U.S. government obligations, repurchase agreements, commercial paper, bankers’ acceptances and certificates of deposit. These securities provide a Fund with sufficient liquidity to meet redemptions and cover expenses.

Defensive investments include high quality fixed income securities, repurchase agreements and other money market instruments. A Fund will make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Fund takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Fund may not achieve its investment goal.

The Government National Mortgage Association (GNMA) is a government owned corporation and a federal agency. GNMA guarantees, with the full faith and credit of the U.S. Government, full and timely payment of all monthly principal and interest payments on the mortgage-backed pass-through securities which it issues.

Foreign securities are issued by companies located outside of the U.S. and include securities issued by companies located in emerging markets and foreign debt obligations. Foreign securities may include American Depositary Receipts (ADRs) or other similar securities that convert into foreign securities such as European Depository Receipts (EDRs) and Global Depository Receipts (GDRs).

Illiquid securities are securities that cannot easily be sold within seven days by virtue of the absence of a readily available market or legal or contractual restriction on resale. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

A derivative instrument is a contract, such as an option or a future, whose value is based on the performance of an underlying financial instrument.

Options and futures are contracts involving the right to receive or obligation to deliver assets or money at an agreed-upon price that may depend on the performance of one or more underlying assets or a market or economic index.

A zero-coupon security is a fixed-income security that makes no periodic interest payments but instead is sold at a deep discount from its face value.

Equity Securities. Include common and preferred stocks, convertible securities, warrants and rights.

When-issued/delayed delivery transactions generally involve the purchase or sale of a security with payment and delivery at some time in the future—i.e. beyond normal settlement.

Securities lending involves a loan of securities by a Fund in exchange for cash or collateral. The Fund earns interest on the loan while retaining ownership of the security.

A Fund may borrow for temporary or emergency purposes including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on a Fund’s portfolio. Borrowing will cost a Fund interest expense and other fees. The costs of borrowing may reduce a Fund’s return.

Future developments refer to securities and other instruments which do not presently exist but may be developed in the future, provided that each such investment is consistent with the Fund’s investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectus will be amended or supplemented as appropriate to discuss any such new investments.

RISK TERMINOLOGY

Bond market volatility: The bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Fund’s portfolio.

Securities selection: A strategy used by a Fund, or securities selected by its portfolio manager, may fail to produce the intended return.

Interest rate fluctuations: Volatility of the bond market is due principally to changes in interest rates. As interest rates rise, bond prices typically fall; and as interest rates fall, bond prices typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Credit quality: The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue high yield or “junk” bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

Prepayment: Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other asset-backed securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates a Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by a Fund may exhibit price characteristics of longer-term debt securities.

Call Provisions: Fixed-income securities that contain a call provision or option are subject to the risk that, during periods of falling interest rates, the issuer of a fixed-income security will redeem or “call” such security prior to its maturity. The exercise of a call provision or option may result in a Fund having to reinvest the proceeds in lower yielding securities, which would decrease the return of the Fund.

Foreign exposure: Investments in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local, political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when the issuer is from an emerging market country.

Emerging markets: An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Illiquidity: Certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

Derivatives: Derivatives are subject to general risks relating to heightened sensitivity to market volatility, interest rate fluctuations, illiquidity and creditworthiness of the counterparty to the derivatives transactions.

Hedging: Hedging is a strategy in which the Adviser uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains. The Funds are not required to engage in hedging.

Fund Management

Adviser. AIG SunAmerica selects and manages the investments, provides various administrative services, and supervises the daily business affairs of each Fund, except to the extent it has delegated portfolio management of a Fund to a subadviser. AIG SunAmerica is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. AIG SunAmerica was organized in 1982 under the laws of Delaware, and managed, advised or administered approximately $56.2 billion of assets as of June 30, 2007. In addition to managing the Funds, AIG SunAmerica serves as adviser, manager and/or administrator for AIG Series Trust, Anchor Series Trust, SunAmerica Focused Series, Inc., SunAmerica Focused Alpha Growth Fund, Inc., SunAmerica Focused Alpha Large-Cap Fund, Inc., Seasons Series Trust, SunAmerica Equity Funds, SunAmerica Money Market Funds, Inc., SunAmerica Senior Floating Rate Fund, Inc., VALIC Company I, VALIC Company II and SunAmerica Series Trust.

For the fiscal year ended March 31, 2007, each Fund paid the Adviser a fee equal to the following rates, expressed as an annual percentage of average daily net assets of each Fund:

Fund	Fee

U.S. Government Securities Fund	0.65%

GNMA Fund	0.46%

Strategic Bond Fund	0.63%

High Yield Bond Fund	0.74%

Tax Exempt Insured Fund	0.50%

AIG Global Investment Corp. (“AIGGIC” or the “Subadviser”) is Subadviser to the Strategic Bond Fund, High Yield Bond Fund and the Tax Exempt Insured Fund. AIGGIC is located at 70 Pine Street, New York, NY 10270, and is responsible for investment decisions of the Funds for which it serves as Subadviser. AIGGIC is an AIG SunAmerica affiliate and is a part of AIG Investments. AIG Investments comprises a group of international companies (including AIGGIC), which provide investment advice, and market asset management products and services to clients around the world. As of March 31, 2007, AIG Investments managed approximately $670.4 billion, of which approximately $563 billion relates to AIG affiliates and $107.4 billion relates to client assets. These figures do not include assets sub-advised to third-party managers. AIG SunAmerica, and not the Funds, compensates AIGGIC for its services.

A discussion regarding the Board of Trustees approving any investment advisory contract of the Funds is available in the Funds semi-annual report to shareholders for the period ending October 31, 2006.

Portfolio	Managers

U.S. Government Securities Fund and the GNMA Fund

Michael Cheah, CFA

Portfolio Manager

Mr. Cheah is the portfolio manager for the U.S. Government Securities Fund and the GNMA Fund and is primarily responsible for the day-to-day management of the Funds. Mr. Cheah joined AIG SunAmerica in July 1999 as Vice President and Portfolio Manager responsible for all investment grade fixed-income portfolios then managed by AIG SunAmerica. Prior to joining AIG SunAmerica, Mr. Cheah worked for the Monetary Authority of Singapore (“MAS”) for 17 years in the Global Fixed Income Department. Most recently he served as the Director of the U.S. Bond Division, Markets and Investment Department, and representative of MAS’ New York office where his responsibilities included the management of foreign exchange reserves and the overseeing of external relationships with financial and governmental institutions in the U.S. Mr. Cheah received a BA in Business Administration from the University of Singapore and MS in Management from the London School of Business, where he was a Sloan Fellow. Mr. Cheah is also a CFA Charterholder and Financial Risk Manager.

Strategic Bond Fund. Investment decisions for the Strategic Bond Fund are made by a team of AIGGIC portfolio managers led by Matthew Meyer, and including Bryan Petermann, John Yovanovic, Tim Lindvall, Raphael Davis, Anthony King, Rajeev Mittal and Robert Vanden Assem. Mr. Meyer’s role as team leader primarily consists of asset allocation decisions with respect to the Strategic Bond Fund.

Matthew Meyer

Lead Portfolio Manager, Managing Director and Head of Public Credit Markets

Mr. Meyer is Managing Director and Head of Public Credit Markets for AIG Investments. He joined AIG Investments with the acquisition of American General Investment Management (“AGIM”) in 2001. Mr. Meyer is responsible for trading, credit analysis, third-party asset management, and quantitative functions for the AIG Investments investment grade corporate bond and high yield bond groups. Prior to joining AGIM in 2001, he was a portfolio manager for corporate bonds at Key Asset Management. Before joining Key Asset Management, he traded mortgage-backed securities for McDonald & Co. and First Tennessee Bank from 1993-1998. Mr. Meyer earned a BA in Economics from the University of Virginia and an MBA from Georgetown University.

Bryan Petermann

Co-Portfolio Manager and Managing Director

Mr. Petermann joined AIG Investments as a research analyst with the acquisition of AGIM in 2001. He became a portfolio manager of high yield bonds for AIG Investments in October 2003. Prior to this, Mr. Petermann was Head of Credit Research for high yield bonds, a position he had held since August 2001. At AGIM, Mr. Petermann served as the media/communications group head. From 1997 to 2000, Mr. Petermann was with Union Bank of California where he most recently served as Vice President, team leader, and relationship manager, originating corporate finance transactions in the media and communications sectors. Prior to that, Mr. Petermann served as Vice President in the media and communications groups of Societe Generale and Banque Paribas. From 1990 to 1992, he worked as an associate in corporate finance at Manufacturers Hanover Trust Company. Mr. Petermann began his career in the audit division of Touche Ross & Co. Mr. Petermann received a BA, summa cum laude, in Economics-Business from UCLA in 1986 and an MBA from The University of California, Berkeley in 1990. He is a member of Phi Beta Kappa.

John Yovanovic, CFA

Co-Portfolio Manager and Managing Director

Mr. Yovanovic joined AIG Investments with the acquisition of AGIM in 2001. He became a portfolio manager of high yield bonds for AIG Investments in September 2005. Previously, he was a senior high yield trader and research analyst. While in investment research, he served as the energy/utilities group head. Prior to joining AIG Investments, Mr. Yovanovic was a senior research analyst and trader at Mentor Investment Advisors, a division of Wachovia Corporation. Mr. Yovanovic started his career in equity research at Van Kampen Funds, where he subsequently moved into high yield trading and research. Mr. Yovanovic received a BBA from the University of Houston in 1991 and is a CFA charterholder.

Tim Lindvall, CFA

Co-Portfolio Manager and Vice President

Mr. Lindvall joined AIG Investments in 2002 and became a portfolio manager in 2007. Prior to becoming a portfolio manager, he was a research analyst responsible for the exploration and production, oil field services, refining, pipeline, and electric sectors. Prior to joining AIG Investments, Mr. Lindvall was Manager of structured transactions at Aquila Energy Capital, a mezzanine fund. He was responsible for originating and structuring investments in energy companies. His prior experience includes research analysis at a hedge fund, corporate finance at EOG Resources, and private equity investing at Enron Corp. Mr. Lindvall received his undergraduate degrees in Finance and Economics from Southern Methodist University, and an MBA from The Wharton School at the University of Pennsylvania. He is also a CFA charterholder.

Raphael Davis

Co-Portfolio Manager and Vice President, Structured Products

Mr. Davis joined AIG Investments with the acquisition of AGIM in August 2001. Mr. Davis is responsible for trading and portfolio management of AIG’s $17 billion agency MBS passthrough and CMO portfolios. During his seven years at AGIM, Mr. Davis was responsible for the trading and management of AGIM’s MBS, asset-backed securities, and money-market portfolios. Prior to joining AGIM, Mr. Davis was a Portfolio Sales Specialist at the Resolution Trust Corporation (RTC) where he analyzed and traded various agency and whole-loan mortgage securities, as well as high-yield fixed income, money-market securities, and equities. Mr. Davis began his career at the Federal Savings and Loan Insurance Corporation in Washington, D.C. in 1988.

Rajeev Mittal

Co-Portfolio Manager, Vice President and Head of Emerging Markets Debts

Mr. Mittal joined AIG Investments in 1992 and is Head of Emerging Market Debt. Mr Mittal is responsible for all aspects of portfolio management for the emerging market debt strategies. Prior to his current position at AIG Investments, his responsibilities included portfolio management of single currency U.S. dollar, Sterling, and Irish Punt portfolios as well as global bond portfolios. He received a BSc (Honours) from the University of Bradford in Mathematics and Statistics.

Robert Vanden Assem, CFA

Co-Portfolio Manager, Vice President, and Senior Portfolio Manager, High Grade Fixed Income

Mr. Vanden Assem joined AIG Investments in 2001 and is responsible for the portfolio management of AIG Investments high grade total rate of return portfolios, collateralized debt obligations (CDOs) and affiliated accounts. Prior to joining AIG Investments, Mr. Vanden Assem was with Morgan Stanley Dean Witter Advisors (“MSDW Advisors”) where he worked as a portfolio manager for the MSDW Strategist and Variable Strategist mutual funds as well as other institutional and individual fixed income assets. He also managed institutional and individual monies exclusively at Dean Witter InterCapital, the precursor to MSDW Advisors. Mr. Vanden Assem’s investment industry experience began in 1988. He received a BS in Accounting from Fairleigh Dickinson University and an MBA in Finance from New York University. Mr. Vanden Assem is also a CFA charterholder.

Fund Management

Anthony King

Co-Portfolio Manager and Vice President, Senior Investment Management

Mr. King joined AIG Investments in 2000 and is a Vice President and Senior Investment Manager responsible for interest rate and currency and credit risk on both multi-currency and single currency bond portfolios. Since joining AIG Investments, he has been in charge of initiating both Euro and Global Bond products, both of which combine interest rate, currency and credit risk within a portfolio to provide a broad selection of alpha opportunities. Mr. King’s financial industry experience began in 1989 at JP Morgan Investment Management where he was responsible for managing both single and multi-currency bond portfolios on behalf of pension funds and private clients. In his 11-year tenure with JP Morgan, Mr. King undertook positions in capital markets research, fixed-income trading and portfolio management where he focused on risk management techniques, the use of derivatives and macro economic analysis. Mr. King holds a BSc degree (honours) in Geography and Statistics from the University of Southampton. He also holds an Investment Management Certificate (IMC) and a Series 3 license.

High Yield Bond Fund. Investment decisions for the High Yield Bond Fund are made by a team of AIGGIC portfolio managers consisting of Bryan Peterman, John Yovanovic and Tim Lindval. For more information on Messrs. Peterman, Yovanovic and Lindvall, please see above.

Tax Exempt Insured Fund. Investment decisions for the Tax Managed Equity Fund are primarily made by two AIGGIC portfolio managers, J. Hutchison Bryan and Geoffrey Cornell. Additionally, Peter Stevenson serves as assistant portfolio manager.

J. Hutchison Bryan, CFA

Co-Portfolio Manager and Vice President

Mr. Bryan is a Vice President and Portfolio Manager of the Tax-Exempt Fixed Income Group at AIG Investments. Mr. Bryan joined AIG Investments as a result of AIG’s acquisition of AGIM in August 2001. He joined AGIM in March 2000 where he served as Director-Municipal Bonds. Prior to joining AGIM, Mr. Bryan spent nine years at Chase Bank of Texas, including six years as a municipal analyst, trader, and portfolio manager. Mr. Bryan is a graduate of Southern Methodist University, and he earned an MBA degree from Texas A&M University. He is a CFA charterholder.

Geoffrey Cornell, CFA

Portfolio Manager and Vice President

Mr. Cornell is a Vice President and Portfolio Manager in the Tax-Exempt Fixed Income Group at AIG Investments. Prior to joining the group Mr. Cornell worked in the Portfolio Management Systems areas at AIG Investments. He is a graduate of Bryant College and has an MBA in Finance from Fordham University. Mr. Cornell is a member of Association for Investment Management and Research (AIMR), as well New York Society of Security Analysts.

Peter Stevenson

Assistant Portfolio Manager, Municipal Fixed Income

Mr. Stevenson is an Assistant Portfolio Manager within the Tax-Exempt Fixed Income Group. Prior to joining AIG Investments in 2001, Mr. Stevenson worked for two years as a sales and trading assistant at George K. Baum & Company. Mr. Stevenson is a graduate of the University of Vermont.

Additional Information about the portfolio managers’ compensation, other accounts under management and ownership of the Funds’ shares, is contained in the SAI.

Distributor. AIG SACS distributes each Fund’s shares. The Distributor, an AIG SunAmerica affiliate, receives the initial and deferred sales charges, all or a portion of which may be re-allowed to other broker-dealers. In addition, the Distributor receives fees under each Fund’s Class A, Class B and Class C 12b-1 plans.

The Distributor, at its expense, may from time to time provide additional compensation to broker-dealers (including in some instances, affiliates of the Distributor) in connection with sales of shares of a Fund. This compensation may include: (i) full re-allowance of the front-end sales charge on Class A shares; (ii) additional compensation with respect to the sale of Class A, Class B or Class C shares; or (iii) financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more of the Funds, and/or other broker-dealer sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers whose representatives have sold a significant number of shares of the Fund. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. Broker-dealers may not use sales of the Fund’s shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by applicable law or the rules of any self-regulatory agency, such as the National Association of Securities Dealers, Inc. Dealers who receive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933.

In certain instances, AIG SunAmerica or its affiliates may pay distribution-related expenses, including providing the additional compensation to broker-dealers or other financial intermediaries described above. In addition, AIG SunAmerica, the Distributor or their affiliates (including the Servicing Agent) may make substantial payments to broker-dealers or other financial intermediaries and service providers for distribution and/or shareholder servicing activities. Some of these distribution-related payments may be made to dealers or financial intermediaries for marketing, promotional, administrative and/or recordkeeping services that may promote sales of Fund shares; these payments are often referred to as “revenue sharing.” Such payments may be based on various factors, including levels of assets and/or sales (based on gross or net sales or some other criteria) of one or more Funds managed and/or administered by AIG SunAmerica. In some circumstances, those types of payments may relate to one or more Funds’ inclusion on a financial intermediary’s preferred list of funds offered to its clients or may create an incentive for a broker-dealer or other financial intermediary or its representatives to recommend or offer shares of the Funds to its customers over other funds that do not have sponsors making similar payments. You should ask your broker-dealer or financial intermediary for more details about any such payments it receives.

Payments by AIG SunAmerica are out of its own resources, including the profits from its advisory fees. Payments by the Distributor may be out of its own resources or fees it receives under the Funds’ Class A and Class C 12b-1 Plans. Payments by other affiliates are out of their own resources.

Servicing Agent. AIG SunAmerica Fund Services, Inc. (“SAFS” or the “Servicing Agent”) assists the Funds’ transfer agent in providing shareholder services. The Servicing Agent, an AIG SunAmerica affiliate, is paid a monthly fee by each Fund for its services at the annual rate of 0.22% of average daily net assets of Class A, Class B and Class C.

The Adviser, Distributor and Servicing Agent are all located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

Legal Proceedings. On February 9, 2006, American International Group, Inc. (“AIG”), the parent company and an affiliated person of the Adviser and the Distributor and the Subadviser, announced that it had consented to the settlement of an injunctive action instituted by the SEC. In its complaint, the SEC alleged that AIG violated Section 17(a) of the Securities Act of 1933, as amended, Sections 10(b), 13(a), 13(b)(2) and 13(b)(5) of the Securities Exchange Act of 1934, as amended, and Rules 10b-5, 12b-20, 13a-1 and 13b2-1 promulgated thereunder, in connection with AIG’s accounting and public reporting practices. The conduct described in the complaint did not involve any conduct of AIG or its subsidiaries related to their investment advisory or distribution activities with respect to the assets of the Funds.

AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), consented to the entry of an injunction against further violations of the statutes referred to above. Absent exemptive relief granted by the SEC, the entry of such an injunction would prohibit AIG and its affiliated persons from, among other things, serving as an investment adviser of any registered investment management company or principal underwriter for any registered open-end investment company pursuant to Section 9(a) of the Investment Company Act of 1940, as amended (the “1940 Act”). Certain affiliated persons of AIG, including the Adviser, the Subadviser and the Distributor, received a temporary order from the SEC pursuant to Section 9(c) of the 1940 Act with respect to the entry of the injunction, granting exemptive relief from the provisions of Section 9(a) of the 1940 Act. The temporary order permits AIG and its affiliated persons, including AIG’s investment management subsidiaries, to serve as investment adviser, sub-adviser, principal underwriter or sponsor of the Funds. The Adviser, the Subadviser and the Distributor expect that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the order.

Additionally, AIG and its subsidiaries reached a resolution of claims and matters under investigation with the United State Department of Justice (“DOJ”), the Attorney General of the State of New York (“NYAG”) and the New York State Department of Insurance (“DOI”), regarding accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments.

As a result of the settlements with the SEC, the DOJ, the NYAG and the DOI, AIG made payments totaling approximately $1.64 billion. In addition, as part of its settlements, AIG has agreed to retain for a period of three years an Independent Consultant who will conduct a review that will include the adequacy of AIG’s internal controls over financial reporting and the remediation plan that AIG has implemented as a result of its own internal review.

Subject to receipt of permanent relief, the Adviser, the Subadviser and the Distributor believe that the settlements are not likely to have a material adverse effect on their ability to perform their respective investment advisory or distribution services relating to the Funds.

Financial Highlights

The Financial Highlights table for each Fund is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, are incorporated by reference in the Statement of Additional Information (SAI), which is available upon request.

U.S. GOVERNMENT SECURITIES FUND

Period Ended	Net Asset Value, beginning of period	Net investment income(1)	Net gain (loss) on investments (both realized and unrealized)	Total from invest- ment operations	Dividends from net invest- ment income	Distri- butions from net realized gains on invest- ments	Total distri- butions	Net Asset Value, end of period	Total Return(2)	Net Assets, end of period (000’s)	Ratio of expenses to average net assets(3)	Ratio of net investment income to average net assets(3)	Portfolio turnover
	Class A
3/31/03	$8.80	$0.37	$0.86	$1.23	$(0.40)	$—	$(0.40)	$9.63	14.14%	$210,848	1.12%	3.88%	630	%(4)
3/31/04	9.63	0.30	0.01	0.31	(0.30)	—	(0.30)	9.64	3.29	204,618	0.99	3.14	267	(4)
3/31/05	9.64	0.31	(0.26)	0.05	(0.32)	—	(0.32)	9.37	0.61	174,905	0.99	3.26	253	(4)
3/31/06	9.37	0.36	(0.20)	0.16	(0.37)	—	(0.37)	9.16	1.68	151,284	0.99	3.80	357
3/31/07	9.16	0.37	0.10	0.47	(0.39)	—	(0.39)	9.24	5.25	152,239	0.99	4.05	243
	Class B
3/31/03	$8.80	$0.30	$0.87	$1.17	$(0.33)	$—	$(0.33)	$9.64	13.51%	$62,595	1.76%	3.20%	630	%(4)
3/31/04	9.64	0.24	0.01	0.25	(0.24)	—	(0.24)	9.65	2.62	36,605	1.64	2.45	267	(4)
3/31/05	9.65	0.25	(0.27)	(0.02)	(0.26)	—	(0.26)	9.37	(0.14)	27,013	1.64	2.61	253	(4)
3/31/06	9.37	0.30	(0.20)	0.10	(0.31)	—	(0.31)	9.16	1.02	19,276	1.64	3.14	357
3/31/07	9.16	0.32	0.09	0.41	(0.33)	—	(0.33)	9.24	4.57	14,716	1.64	3.40	243
	Class C*
3/31/03	$8.79	$0.30	$0.87	$1.17	$(0.33)	$—	$(0.33)	$9.63	13.52%	$24,322	1.75%	3.18%	630	%(4)
3/31/04	9.63	0.24	0.01	0.25	(0.24)	—	(0.24)	9.64	2.62	15,139	1.64	2.45	267	(4)
3/31/05	9.64	0.25	(0.27)	(0.02)	(0.26)	—	(0.26)	9.36	(0.14)	9.945	1.64	2.61	253	(4)
3/31/06	9.36	0.30	(0.20)	0.10	(0.31)	—	(0.31)	9.15	1.02	8,281	1.64	3.14	357
3/31/07	9.15	0.31	0.10	0.41	(0.33)	—	(0.33)	9.23	4.57	9,881	1.64	3.40	243

*	Effective February 23, 2004, Class II was redesignated to Class C.
(1)	Calculated based upon average shares outstanding.
(2)	Total return is not annualized and does not reflect sales load, but does include expense reimbursements.
(3)	Net of the following expense reimbursements and custody credits, if applicable (based on average net assets):

	3/31/03	3/31/04	3/31/05	3/31/06	3/31/07
U.S. Government Securities Fund Class A	0.21%	0.37%	0.39%	0.36%	0.38%
U.S. Government Securities Fund Class B	0.23	0.37	0.43	0.43	0.43
U.S. Government Securities Fund Class C	0.27	0.38	0.48	0.57	0.43

(4)	Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:

	2003	2004	2005
U.S. Government Securities Fund	614%	256%	246%

GNMA FUND

Period Ended	Net Asset Value, beginning of period	Net invest- ment income(1)	Net gain (loss) on investments (both realized and unrealized)	Total from invest- ment operations	Dividends from net invest- ment income	Distri- butions from net realized gains on investments	Total distri- butions	Net Asset Value, end of period	Total Return(2)	Net Assets, end of period (000’s)	Ratio of expenses to average net assets(3)	Ratio of net investment income to average net assets(3)	Portfolio turnover
	Class A
3/31/03	$10.77	$0.37	$0.93	$1.30	$(0.42)	$(0.11)	$(0.53)	$11.54	12.29%	$255,096	0.99%	3.36%	436	%(4)
3/31/04	11.54	0.28	0.07	0.35	(0.31)	(0.20)	(0.51)	11.38	3.06	337,467	0.99	2.51	225	(4)
3/31/05	11.38	0.31	(0.16)	0.15	(0.33)	—	(0.33)	11.20	1.41	338,031	0.99	2.73	204	(4)
3/31/06	11.20	0.35	(0.07)	0.28	(0.40)	(0.08)	(0.48)	11.00	2.18	303,343	0.99	3.17	138
3/31/07	11.00	0.46	0.10	0.56	(0.48)	—	(0.48)	11.08	5.23	310,508	0.99	4.19	142
	Class B
3/31/03	$10.80	$0.30	$0.93	$1.23	$(0.35)	$(0.11)	$(0.46)	$11.57	11.54%	$189,323	1.64%	2.71%	436	%(4)
3/31/04	11.57	0.21	0.06	0.27	(0.23)	(0.20)	(0.43)	11.41	2.39	136,923	1.64	1.77	225	(4)
3/31/05	11.41	0.24	(0.16)	0.08	(0.26)	—	(0.26)	11.23	0.75	102,497	1.64	2.10	204	(4)
3/31/06	11.23	0.28	(0.08)	0.20	(0.33)	(0.08)	(0.41)	11.02	1.43	76,304	1.64	2.50	138
3/31/07	11.02	0.39	0.11	0.50	(0.41)	—	(0.41)	11.11	4.64	57,224	1.64	3.53	142
	Class C*
3/31/03	$10.81	$0.29	$0.94	$1.23	$(0.35)	$(0.11)	$(0.46)	$11.58	11.53%	$137,173	1.64%	2.59%	436	%(4)
3/31/04	11.58	0.20	0.07	0.27	(0.23)	(0.20)	(0.43)	11.42	2.39	88,184	1.64	1.74	225	(4)
3/31/05	11.42	0.24	(0.16)	0.08	(0.26)	—	(0.26)	11.24	0.75	54,936	1.64	2.11	204	(4)
3/31/06	11.24	0.28	(0.07)	0.21	(0.33)	(0.08)	(0.41)	11.04	1.53	40,188	1.64	2.49	138
3/31/07	11.04	0.40	0.10	0.50	(0.41)	—	(0.41)	11.13	4.64	30,606	1.64	3.53	142

*	Effective February 23, 2004, Class II was redesignated to Class C.
(1)	Calculated based upon average shares outstanding.
(2)	Total return is not annualized and does not reflect sales load, but does include expense reimbursements.
(3)	Net of the following expense reimbursements and custody credits, if applicable (based on average net assets):

	3/31/03	3/31/04	3/31/05	3/31/06	3/31/07
GNMA Fund Class A	0.13%	0.18%	0.17%	0.13%	0.15%
GNMA Fund Class B	0.14	0.16	0.18	0.17	0.18
GNMA Fund Class C	0.13	0.16	0.18	0.19	0.17

(4)	Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:

	2003	2004	2005
GNMA Fund	421%	213%	204%

Financial Highlights

STRATEGIC BOND FUND

Period Ended	Net Asset Value, beginning of period	Net investment income(1)	Net gain (loss) on investments (both realized and unrealized)	Total from invest- ment operations	Dividends from net invest- ment income	Dividends from net realized gain on investments	Total distri- butions	Net Asset Value, end of period	Total Return(2)		Net Assets, end of period (000’s)	Ratio of expense to average net assets(5)		Ratio of net investment income to average net assets(5)		Portfolio turnover
	Class A
3/31/03	$3.00	$0.20	$0.06	$0.26	$(0.18)	$—	$(0.18)	$3.08	9.07	%(4)	$37,136	1.62%		6.93%		67	%(6)
3/31/04	3.08	0.21	0.33	0.54	(0.21)	—	(0.21)	3.41	18.04		43,840	1.55	(3)	6.41	(3)	71	(6)
3/31/05	3.41	0.20	0.11	0.31	(0.23)	—	(0.23)	3.49	9.36		59,279	1.40	(3)	5.94	(3)	190	(6)
3/31/06	3.49	0.17	0.05	0.22	(0.18)	—	(0.18)	3.53	6.54		167,072	1.34		5.19		119
3/31/07	3.53	0.16	0.12	0.28	(0.18)	—	(0.18)	3.63	8.07		453,893	1.26		4.84		131
	Class B
3/31/03	$3.00	$0.18	$0.06	$0.24	$(0.16)	$—	$(0.16)	$3.08	8.36	%(4)	$27,879	2.28%		6.26%		67	%(6)
3/31/04	3.08	0.19	0.33	0.52	(0.19)	—	(0.19)	3.41	17.29		36,110	2.19	(3)	5.76	(3)	71	(6)
3/31/05	3.41	0.18	0.10	0.28	(0.21)	—	(0.21)	3.48	8.35		37,250	2.05	(3)	5.32	(3)	190	(6)
3/31/06	3.48	0.16	0.05	0.21	(0.16)	—	(0.16)	3.53	6.14		46,294	2.00	(3)	4.51	(3)	119
3/31/07	3.53	0.15	0.10	0.25	(0.15)	—	(0.15)	3.63	7.36		55,728	1.94		4.17		131
	Class C*
3/31/03	$3.01	$0.19	$0.05	$0.24	$(0.16)	$—	$(0.16)	$3.09	8.47	%(4)	$14,423	2.17	%(3)	6.37	%(3)	67	%(6)
3/31/04	3.09	0.19	0.34	0.53	(0.20)	—	(0.20)	3.42	17.43		22,064	2.16	(3)	5.78	(3)	71	(6)
3/31/05	3.42	0.18	0.11	0.29	(0.21)	—	(0.21)	3.50	8.65		36,867	2.05	(3)	5.29	(3)	190	(6)
3/31/06	3.50	0.15	0.05	0.20	(0.16)	—	(0.16)	3.54	5.84		97,651	1.99	(3)	4.54	(3)	119
3/31/07	3.54	0.14	0.12	0.26	(0.16)	—	(0.16)	3.64	7.36		217,755	1.93		4.17		131

*	In conjunction with the reorganization on November 16, 2001, Class C was redesignated as Class II. Effective February 23, 2004, Class II was redesignated to Class C.
(1)	Calculated based upon average shares outstanding.
(2)	Total return is not annualized and does not reflect sales load, but does include expense reimbursements.
(3)	Net of the following expense reimbursements, if applicable (based on average net assets):

	3/31/03	3/31/04	3/31/05	3/31/06
Strategic Bond Fund Class A	—	0.02%	0.03%	—
Strategic Bond Fund Class B	—	0.02	0.02	0.00%
Strategic Bond Fund Class C	0.11%	0.02	0.03	0.00

(4)	Total return for each class was increased by less than 0.01% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions (See Note 4).
(5)	Net of custody credits of:

	3/31/03	3/31/04	3/31/05	3/31/06	3/31/07
Strategic Bond Fund	0.01%	0.02%	0.01%	0.07%	0.05%

(6)	Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:

	2003	2004	2005
Strategic Bond Fund	65%	69%	188%

HIGH YIELD BOND FUND*

Period Ended	Net Asset Value, beginning of period	Net investment income(1)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations†	Dividends from net investment income	Distribu- tions from net realized gains on investments	Total distri- butions	Net Asset Value, end of period	Total Return(2)	Net Assets, end of period (000’s)	Ratio of expense to average net assets		Ratio of net investment income to average net assets		Portfolio turnover
	Class A
3/31/03	$4.13	$0.37	$(0.49)	$(0.12)	$(0.35)	$—	$(0.35)	$3.66	(2.45)%	$66,521	1.56%		10.26%		117	%(4)
3/31/04	3.66	0.33	0.60	0.93	(0.36)	—	(0.36)	4.23	26.05	93,818	1.49		8.15		126	(4)
3/31/05	4.23	0.33	0.21	0.54	(0.34)	—	(0.34)	4.43	13.26	101,661	1.38	(3)	7.59	(3)	85	(4)
3/31/06	4.43	0.31	0.19	0.50	(0.33)	—	(0.33)	4.60	11.61	214,041	1.36	(3)(5)	7.20	(3)(5)	91
3/31/07	4.60	0.30	0.19	0.49	(0.32)	—	(0.32)	4.77	11.01	241,554	1.36	(3)	6.44	(3)	86
	Class B
3/31/03	$4.13	$0.35	$(0.49)	$(0.14)	$(0.33)	$—	$(0.33)	$3.66	(3.06)%	$57,596	2.18%		9.63%		117	%(4)
3/31/04	3.66	0.31	0.60	0.91	(0.33)	—	(0.33)	4.24	25.55	73,751	2.14		7.52		126	(4)
3/31/05	4.24	0.31	0.20	0.51	(0.31)	—	(0.31)	4.44	12.57	61,961	2.03	(3)	7.04	(3)	85	(4)
3/31/06	4.44	0.31	0.16	0.47	(0.30)	—	(0.30)	4.61	10.88	52,346	2.01	(3)(5)	6.71	(3)(5)	91
3/31/07	4.61	0.27	0.19	0.46	(0.29)	—	(0.29)	4.78	10.29	51,479	2.01	(3)	5.82	(3)	86
	Class C*
3/31/03	$4.15	$0.34	$(0.48)	$(0.14)	$(0.33)	$—	$(0.33)	$3.68	(2.97)%	$27,814	2.15	%(3)	9.67	%(3)	117	%(4)
3/31/04	3.68	0.30	0.60	0.90	(0.33)	—	(0.33)	4.25	25.14	52,868	2.11	(3)	7.53	(3)	126	(4)
3/31/05	4.25	0.30	0.22	0.52	(0.31)	—	(0.31)	4.46	12.77	65,385	2.03	(3)	6.97	(3)	85	(4)
3/31/06	4.46	0.30	0.17	0.47	(0.30)	—	(0.30)	4.63	10.86	70,140	2.01	(3)(5)	6.67	(3)(5)	91
3/31/07	4.63	0.27	0.19	0.46	(0.29)	—	(0.29)	4.80	10.27	86,777	2.01	(3)	5.80	(3)	86

*	In conjunction with the reorganization on November 16, 2001, Class C was redesignated as Class II and Class II was redesignated as Class Z. Effective February 23, 2004, Class II was redesignated to Class C.
(1)	Calculated based upon average shares outstanding.
(2)	Total return is not annualized and does not reflect sales load, but does include expense reimbursements.
(3)	Net of the following expense reimbursements and custody credits, if applicable (based on average net assets):

	3/31/03	3/31/04	3/31/05	3/31/06	3/31/07
High Yield Bond Fund Class A	—	—	0.08%	0.11%	0.09%
High Yield Bond Fund Class B	—	—	0.07	0.14	0.11
High Yield Bond Fund Class C	0.10%	0.01%	0.09	0.12	0.10

(4)	Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydown on securities and was as follows:

	2003	2004	2005
High Yield Bond Fund	117%	126%	85%

(5)	Net of custody credit of 0.01%.

Financial Highlights

TAX EXEMPT INSURED FUND

Period Ended	Net Asset Value, beginning of period	Net investment income(1)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains on investments	Total distri- butions	Net Asset Value, end of period	Total Return(2)	Net Assets, end of period (000’s)	Ratio of expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover
	Class A
3/31/03	$12.72	$0.41	$0.73	$1.14	$(0.43)	$(0.09)	$(0.52)	$13.34	9.08%	$78,358	1.24%		3.12%		195%
3/31/04	13.34	0.39	0.24	0.63	(0.37)	(0.44)	(0.81)	13.16	4.86	69,098	1.26		2.90		131
3/31/05	13.16	0.41	(0.18)	0.23	(0.41)	(0.17)	(0.58)	12.81	1.83	62,032	1.25		3.14		153
3/31/06	12.81	0.41	(0.10)	0.31	(0.40)	(0.13)	(0.53)	12.59	2.43	56,875	1.30		3.14		81
3/31/07	12.59	0.42	0.15	0.57	(0.42)	(0.09)	(0.51)	12.65	4.63	50,036	1.27		3.28		84
	Class B
3/31/03	$12.72	$0.32	$0.73	$1.05	$(0.34)	$(0.09)	$(0.43)	$13.34	8.30%	$19,031	1.97%		2.39%		195%
3/31/04	13.34	0.30	0.23	0.53	(0.27)	(0.44)	(0.71)	13.16	4.10	16,632	1.96		2.20		131
3/31/05	13.16	0.33	(0.18)	0.15	(0.32)	(0.17)	(0.49)	12.82	1.21	9,000	1.94		2.44		153
3/31/06	12.82	0.32	(0.09)	0.23	(0.32)	(0.13)	(0.45)	12.60	1.77	6,694	1.95		2.48		81
3/31/07	12.60	0.31	0.15	0.46	(0.32)	(0.09)	(0.41)	12.65	3.72	5,093	2.11		2.44		84
	Class C*
3/31/03	$12.72	$0.31	$0.74	$1.05	$(0.34)	$(0.09)	$(0.43)	$13.34	8.32%	$6,451	1.95	%(3)	2.40	%(3)	195%
3/31/04	13.34	0.30	0.24	0.54	(0.28)	(0.44)	(0.72)	13.16	4.14	5,803	1.95	(3)	2.21	(3)	131
3/31/05	13.16	0.32	(0.18)	0.14	(0.32)	(0.17)	(0.49)	12.81	1.12	5,701	1.95	(3)	2.44	(3)	153
3/31/06	12.81	0.32	(0.09)	0.23	(0.32)	(0.13)	(0.45)	12.59	1.81	4,497	1.95	(3)	2.48	(3)	81
3/31/07	12.59	0.33	0.17	0.50	(0.34)	(0.09)	(0.43)	12.66	3.98	3,991	1.95	(3)	2.60	(3)	84

*	Effective February 23, 2004, Class II was redesignated to Class C.
(1)	Calculated based upon average shares outstanding.
(2)	Total return is not annualized and does not reflect sales load, but does include expense reimbursements.
(3)	Net of the following expense reimbursements and custody credits, if applicable (based on average net assets):

	3/31/03	3/31/04	3/31/05	3/31/06	3/31/07
Tax Exempt Insured Fund Class C	0.00%	0.12%	0.09%	0.20%	0.09%

For More Information

The following documents contain more information about the Funds and are available free of charge upon request:

Annual and Semiannual Reports.    In the Funds’ annual report, you will find financial statements and a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

Statement of Additional Information (SAI).    The SAI contains additional information about the Funds’ policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference, which means it is legally part of this document.

You may obtain copies of these documents or ask questions about the Funds by contacting: AIG SunAmerica Fund Services, Inc. at 800-858-8850, by visiting our web site at www.sunamericafunds.com, or by calling your broker or financial advisor.

To reduce expenses, we may mail only one copy of the Funds’ Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 800-542-1061 (or contact your financial institution). We will begin sending individual copies thirty days after receiving your request.

View your account on line!

Visit our web site at www.sunamericafunds.com and click on “Shareholder Services and Account Information.”

•	view your account and portfolio balances

•	view the transaction history of your account(s)

•	see the net asset value of the Fund(s) you own

•	perform financial transactions (some limitations apply)

•	update account information (some limitations apply)

•	access year to date tax summary information

•	view the dealer information on your account(s)

For Broker/Dealers: You can view your clients’ account information on line by visiting our web site at www.sunamericafunds.com and clicking on the “Financial Professionals” link. Please call 800-858-8850, x6003, to obtain a password.

View your shareholder reports on line!

Enroll for electronic delivery of prospectuses and annual reports by visiting our web site at www.sunamericafunds.com and clicking on “Shareholder Services and Account Information” and then the “Go Paperless” option to complete the consent form. Why Go Paperless?

•	immediate receipt of important fund information

•	elimination of bulky documents from personal files

•	reduction of the Fund’s printing and mailing costs

Once enrolled, paper copies of these documents will be replaced with an e-mail notification that they are available on the Internet. You can even notify us on line if your e-mail address changes. You may cancel your enrollment at any time. Please note that the e-mail address you provide will be kept confidential and will only be used for purposes related to the Funds. All personal information is encrypted and is completely secure

Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 202-942-8090 for information on the operation of the Public Reference Room. Information about the Funds is also available on the Securities and Exchange Commission’s web-site at http://www.sec.gov and copies may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

DISTRIBUTOR: AIG SunAmerica Capital Services, Inc.

INVESTMENT COMPANY ACT

File No. 811-4708

SUNAMERICA INCOME FUNDS

Statement of Additional Information

dated July 27, 2007

Harborside Financial Center	General Marketing and
3200 Plaza 5	Shareholder Information
Jersey City, NJ 07311-4992	(800) 858-8850

SunAmerica Income Funds (the “Trust”) is a mutual fund consisting of five different investment funds: SunAmerica U.S. Government Securities Fund (“U.S. Government Securities Fund“), SunAmerica GNMA Fund (“GNMA Fund”), SunAmerica Strategic Bond Fund (“Strategic Bond Fund”), SunAmerica High Yield Bond Fund (“High Yield Bond Fund”) and SunAmerica Tax Exempt Insured Fund (“Tax Exempt Insured Fund”) (each, a “Fund” and collectively, the “Funds”). Each Fund has a distinct investment objective and strategies.

This Statement of Additional Information (“SAI”) is not a Prospectus, but should be read in conjunction with the Trust’s Prospectus dated July 27, 2007. The SAI expands upon and supplements the information contained in the current Prospectus of the Trust, and should be read in conjunction with the Prospectus. The Prospectus is incorporated by reference into this SAI and this SAI is incorporated by reference into the Prospectus. The Trust's audited Financial Statements from the Trust’s Annual Report have been incorporated by reference into this SAI. You may request a copy of the Annual Report at no charge by calling (800) 858-8850. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

HISTORY OF THE FUNDS

The Trust, organized in Massachusetts as a business trust in 1986, is an open-end management investment company. All of the Funds are diversified within the meaning of the Investment Company Act of 1940 (the “Act”).

The Trust consists of five Funds; each offers Class A, Class B and Class C shares. Class C shares of High Yield Bond Fund commenced offering March 6, 1997, and were redesignated Class II shares on December 1, 1998. Class II shares of the U.S. Government Securities Fund, GNMA Fund, Strategic Bond Fund and Tax Exempt Insured Fund commenced offering on June 1, 1999. On February 23, 2004, Class II shares of each Fund were redesignated Class C shares.

On August 22, 2001, the Trustees approved the creation of the Core Bond Fund. The Core Bond Fund is the survivor of a reorganization with the Core Bond Fund of North American Funds (the “Prior Core Bond Fund”). The offering of such Fund’s Class A, B, II, I and Z shares commenced on November 16, 2001. On November 16, 2001, two other Funds also engaged in reorganizations. The High Income Fund reorganized with the High Yield Bond Fund of North American Funds (the “Prior High Yield Bond Fund”) and changed its name to High Yield Bond Fund. The Diversified Bond Fund reorganized with the Strategic Bond Fund of North American Funds (the “Prior Strategic Bond Fund”) and changed its name to Strategic Bond Fund. For accounting purposes, each of the Prior High Yield Bond Fund and Prior Strategic Bond Fund is considered the survivor of the respective reorganization. This means that the High Yield Bond Fund and Strategic Bond Fund, from and after November 16, 2001, will adopt the financial statements and performance record of the Prior High Yield Bond Fund and Prior Strategic Bond Fund, respectively.

On November 16, 2001 Class I shares for the GNMA Fund commenced offering. On March 19, 2002, Class X share of the GNMA Fund commenced offering.

On January 15, 2004, the Trustees approved the redesignation of Class II shares as Class C Shares for each of Funds, effective February 20, 2004.

On September 24, 2004, Strategic Bond Fund Class I shares were no longer offered. On July 11, 2005, GNMA Fund Class X shares were no longer offered. On December 27, 2005, High Yield Bond Fund’s Class Z shares were no longer offered.

On February 21, 2006, the Trustees approved the liquidation of the Core Bond Fund. On May 31, 2006 the Core Bond Fund was liquidated.

INVESTMENT OBJECTIVES AND POLICIES

For a description of the objective, or “goal,” of each Fund, see “More Information About the Funds” in the Prospectus. The following information is provided for those investors wishing to have more comprehensive information than that contained in the Prospectus. Certain Funds have an 80% investment requirement because of the type of investment suggested by its name as described in the Prospectus. The investment goal of the U.S. Government Securities Fund and the GNMA Fund and the principal investment techniques of Tax Exempt Insured Fund may not be changed without shareholder approval. Otherwise, each Fund’s investment goal, principal investment strategy and principal investment technique may be changed without shareholder approval. You will receive at least 60 days’ notice of any change to the 80% investment policies of the U.S. Government Securities Fund, GNMA Fund, Strategic Bond Fund and High Yield Bond Fund. Unless otherwise specified, each Fund may invest in the following securities, but is not obligated to do so or to make use of the following investment techniques. The stated percentage limitations are applied to an investment at the time of purchase unless indicated otherwise.

Catastrophe Bonds. The Strategic Bond Fund may invest in “catastrophe bonds.” Catastrophe bonds are fixed-income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” catastrophic event, such as a hurricane or an earthquake. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or offshore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some catastrophe bonds, the trigger event or losses may be based on companywide losses, index-Fund losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the catastrophe bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, catastrophe bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Catastrophe bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these securities will develop. See “Illiquid and Restricted Securities” below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. Catastrophe bonds are typically rated, and the Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

U.S. Government Securities. Each Fund may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the “full faith and credit” of the U.S. government. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. Each Fund may also invest in securities issued by agencies or instrumentalities of the U.S. government. These obligations, including those guaranteed by federal agencies or instrumentalities, may or may not be backed by the “full faith and credit” of the U.S. government. All of the foregoing are referred to collectively as “U.S. government securities.” Securities issued or guaranteed by agencies or instrumentalities are supported by: (i) the full faith and credit of the U.S., such as obligations of the Government National Mortgage Association (“GNMA”), the Farmers Home Administration (“FMHA”) or the Export-Import Bank; and/or (ii) the limited authority of the issuer to borrow from the U.S. Treasury, such as obligations of the Student Loan Marketing Association, the Federal Home Loan Mortgage Association (“FHLMC”), or the Tennessee Valley Authority; and/or (iii) the authority of the U.S. government to purchase certain obligations of the issuer, such as obligations of the Federal National Mortgage Association (“FNMA”), the Federal Farm Credit System or the Federal Home Loan Bank. No assurance can be given that the U.S. government will provide financial support to its agencies and instrumentalities as described in (ii) and (iii) above, other than as set forth, since it is not obligated to do so by law. In the case of securities not backed by the full faith and credit of the U.S., a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. if the agency or instrumentality does not meet its commitments. U.S. government securities include certain mortgage-backed securities, as described below under “Mortgage-Backed Securities.”

Mortgage-Backed Securities. Each Fund may invest in mortgage-backed securities. These securities represent participation interests in pools of residential mortgage loans made by lenders such as commercial banks, savings and loan institutions, mortgage bankers and others, which may or may not be guaranteed by agencies or instrumentalities of the U.S. government.

Mortgage-backed securities differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment, which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments resulting from the sale of the underlying residential property, refinancing or foreclosure (net of fees or costs that may be incurred). In addition, prepayment of principal on mortgage-backed securities, which often occurs when interest rates decline, can significantly change the realized yield of these securities. Some mortgage-backed securities are described as “modified pass-through.” These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.

The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. Thus, the actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Fund to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of declining interest rates and will most likely decrease during periods of rising interest rates. When prevailing interest rates rise, the value of a pass-through security may decrease as do the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that a Fund receives may occur at higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by a Fund have a compounding effect which may increase the yield to shareholders more than debt obligations that pay interest semiannually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of the principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. Each Fund may purchase mortgage-backed securities at a premium or at a discount.

The following is a description of GNMA, FHLMC and FNMA certificates, the most widely available mortgage-backed securities:

GNMA Certificates. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that each Fund may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration (“FHA”) or the FMHA, or guaranteed by the Veteran’s Administration (“VA”). The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the U.S. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The average life of a GNMA certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Fund has purchased the certificates at a premium in the secondary market. As prepayment rates of the individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates.

The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the GNMA Certificates by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield which will be earned on GNMA Certificates. First, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semiannually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if the higher-yielding mortgages from the pool are prepaid, the yield on the remaining pool will be reduced.

FHLMC Certificates. FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”) (collectively, “FHLMC Certificates”). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Like GNMA Certificates, PCs are assumed to be prepaid fully in their twelfth year. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCs and the ultimate payment of principal.

GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. government.

FNMA Certificates. FNMA issues guaranteed mortgage pass-through certificates (“FNMA Certificates”). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. government. However, FNMA guarantees timely payment of interest on FNMA Certificates and the full return of principal.

Collateralized Mortgage Obligations. Another type of mortgage-backed security in which each Fund may invest is a collateralized mortgage obligation (“CMO”). CMOs are fully-collateralized bonds that are the general obligations of the issuer thereof (e.g., the U.S. government, a U.S. government instrumentality, or a private issuer). The U.S. Government Securities Fund will not invest in privately issued CMOs except to the extent that they are collateralized by securities of entities that are instrumentalities of the U.S. government. CMOs generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs. CMOs often are issued in two or more classes with varying maturities and stated rates of interest. Because interest and principal payments on the underlying mortgages are not passed through to holders of CMOs, CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. Unlike other mortgage-backed securities, CMOs are designed to be retired as the underlying mortgages are repaid. In the event of prepayment on such mortgages, the class of CMO first to mature generally will be paid down. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure CMOs that remain outstanding.

Certain CMOs may be deemed to be investment companies under the 1940 Act. Each Fund intends to conduct operations in a manner consistent with this view, and therefore generally may not invest more than 10% of its total assets in CMOs that are deemed to be investment companies without obtaining appropriate regulatory relief. In reliance on (“SEC”) staff interpretations, each Fund may invest in those CMOs and other mortgage-backed securities that are not by definition excluded from the provisions of the 1940 Act, but have obtained exemptive orders from the SEC from such provisions.

Stripped Mortgage-Backed Securities. The mortgage-backed securities in which each Fund may invest include stripped mortgage-backed securities. Unlike U.S. Treasury securities, which are stripped into separate securities for each interest and principal payment, mortgage securities are generally stripped into only two parts: a Principal Only (“PO”) strip representing all principal payments and an Interest Only (“IO”) strip representing all interest payments.

The feature that makes mortgage strips most useful in Fund management is their interest rate sensitivity. In principle, mortgage strips can be very useful hedging devices for a variety of investors and Fund managers. However, determining the degree of interest sensitivity of mortgage strips in different interest rate environments is extremely complicated.

The precise sensitivity of mortgage-backed securities and their associated stripped securities to interest rate changes depends on many factors. First, the prepayment effect makes the interest rate sensitivity of mortgage-backed securities different from the interest sensitivity of Treasury securities. Second, the prepayment effect makes the PO and IO mortgage-backed strips much more sensitive, on average, to interest rates than the underlying mortgage-backed security. Third, the prepayment effect is sometimes so strong that an IO mortgage-backed strip will rise in value when interest rates rise and fall in value when interest rates fall — precisely the opposite relationship from other fixed-income securities. This last feature of stripped mortgage-backed securities, the positive relationship between the value of some IO strips and interest rates, is particularly useful to investors who need to hedge a Fund of other fixed-income securities.

In addition to the stripped mortgage securities described above, the Strategic Bond Fund may invest in similar securities such as Super POs and Leveraged IOs and IOettes. Except for increased volatility from POs and IOs, respectively, risks associated with instruments such as Super POs, Leveraged IOs and IOettes, are similar in nature to those risks related to investments in POs or IOs, as the case may be. The Strategic Bond Fund may also invest in other similar instruments developed in the future that are deemed consistent with the investment objective, policies and restrictions of the Fund.

Mortgage-Backed Security Rolls. The U.S. Government Securities Fund, the GNMA Fund and the Strategic Bond Fund may enter into “forward roll” transactions with respect to mortgage-backed securities issued by GNMA, FNMA or FHLMC. In a forward roll transaction, the Fund will sell a mortgage-backed security to a U.S. government agency or financial institution and simultaneously agree to repurchase a similar security from the institution at a later date at an agreed-upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Risks inherent in mortgage-backed security rolls include: (i) the risk of prepayment prior to maturity; (ii) the possibility that a Fund may not be entitled to receive interest and principal payments on the securities sold and that the proceeds of the sale may have to be invested in money market instruments (typically repurchase agreements) maturing not later than the expiration of the roll; and (iii) the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to purchase the securities. Upon entering into a mortgage-backed security roll a Fund will be required to segregate cash or other liquid securities in an amount equal to its obligation under the roll.

Money Market Securities of Foreign Issuers. Foreign money market instruments utilized by the Funds will be limited to: (i) obligations of, or guaranteed by, a foreign government, its agencies or instrumentalities; (ii) certificates of deposit, bankers’ acceptances, short-term notes, negotiable time deposits and other obligations of the ten largest banks in each foreign country, measured in terms of net assets; and (iii) other short-term unsecured corporate obligations (usually 1 to 270 day commercial paper) of foreign companies. For temporary purposes or in light of adverse foreign political or economic conditions, the Funds may invest in short-term high quality foreign money market securities as described in the Prospectus.

Asset-Backed Securities. Each Fund except the Strategic Bond Fund may invest up to 15% of its net assets in asset-backed securities meeting such Fund’s credit quality restrictions. With respect to the Strategic Bond Fund, the Fund may invest in asset-backed securities without limitation. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. Each Fund may also invest in privately issued asset-backed securities.

Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

Zero-Coupon Securities. The Funds may invest in zero-coupon securities issued by the U.S. Treasury and, in addition: (i) the Strategic Bond Fund and the High Yield Bond Fund may invest in zero-coupon securities issued by both domestic and foreign corporations; and (ii) the Tax Exempt Insured Fund may invest in zero-coupon securities issued by state and local government entities. Investors earn a return on a zero-coupon security by purchasing the bond at a discount, that is, by paying less than the face value of the bond. Since there are no periodic interest payments to reinvest, there is no reinvestment risk. The yield of a zero-coupon held to maturity is the yield quoted when the bond is sold. Because a zero-coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Because the Funds accrue taxable income from these securities without receiving cash, the Funds may be required to sell Fund securities in order to pay a dividend depending upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Funds. The Funds might also sell Fund securities to maintain Fund liquidity. In either case, cash distributed or held by the Funds and not reinvested will hinder the Funds in seeking a high level of current income.

Zero-Coupon U.S. Government Securities. Zero-coupon U.S. Government Securities are: (i) U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts; or (ii) certificates representing interest in such stripped debt obligations or coupons.

Corporate Zero-Coupon Securities. Corporate zero-coupon securities are: (i) notes or debentures that do not pay current interest and are issued at substantial discounts from par value, or (ii) notes or debentures that pay no current interest until a stated date one or more years into the future, after which the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance and may also make interest payments in kind (e.g., with identical zero-coupon securities). Such corporate zero-coupon securities, in addition to the risks identified above, are subject to the risk of the issuer's failure to pay interest and repay principal in accordance with the terms of the obligation. A Fund must accrue the discount or interest on high-yield bonds structured as zero-coupon securities as income even though it does not receive a corresponding cash interest payment until the security's maturity or payment date. See “Foreign Securities” for a description of the risks involved in investments in foreign corporations.

Participation Interests. The Strategic Bond Fund and the High Yield Bond Fund may invest in loan participation interests, subject to the 15% of net assets limitation on illiquid investments. These participation interests provide each such Fund an undivided interest in a loan made by the issuing financial institution in the proportion that the Fund’s participation interest bears to the total principal amount of the loan. The loan participations in which the Funds may invest will typically be participating interests in loans made by a syndicate of banks, represented by an agent bank that has negotiated and structured the loan, to corporate borrowers to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may also have been made to governmental borrowers, especially governments of developing countries (LDC debt). The loans underlying such participations may be secured or unsecured, and each Fund may invest in loans collateralized by mortgages on real property or which have no collateral. The loan participations themselves may extend for the entire term of the loan or may extend only for short “strips” that correspond to a quarterly or monthly floating rate interest period on the underlying loan. Thus, a term of revolving credit that extends for several years may be subdivided into shorter periods.

The Funds may purchase only those participation interests that mature in one year or less, or, if maturing in more than one year, that have a floating rate that is automatically adjusted at least once each year according to a specified rate for such investments, such as the percentage of a bank’s prime rate. Participation interests are primarily dependent upon the creditworthiness of the borrower for payment of interest and principal. Such borrowers may have difficulty making payments and may have senior securities rated as low as “C” by Moody’s Investors Service, Inc. (“Moody’s”) or “D” by Standard & Poor’s Rating Services (the “S&P”). In the event the borrower fails to pay scheduled interest or principal payments, a Fund could experience a reduction in its income and might experience a decline in the net asset value of its shares.

The loan participations in which each Fund will invest will also vary in legal structure. Occasionally, lenders assign to another institution both the lender’s rights and obligations under a credit agreement. Since this type of assignment relieves the original lender of its obligations, it is called a novation. More typically, a lender assigns only its right to receive payments of principal and interest under a promissory note, credit agreement or similar document. A true assignment shifts to the assignee the direct debtor-creditor relationship with the underlying borrower. Alternatively, a lender may assign only part of its rights to receive payments pursuant to the underlying instrument or loan agreement. Such partial assignments, which are more accurately characterized as “participating interests,” do not shift the debtor-creditor relationship to the assignee, who must rely on the original lending institution to collect sums due and to otherwise enforce its rights against the agent bank which administers the loan or against the underlying borrower.

No more than 5% of each Fund’s net assets can be invested in participation interests of the same issuing bank. Each Fund must look to the creditworthiness of the borrowing entity, which is obligated to make payments of principal and interest on the loan. In the event the borrower fails to pay scheduled interest or principal payments, the Fund could experience a reduction in its income and might experience a decline in the net asset value of its shares. In the event of a failure by the financial institution to perform its obligation in connection with the participation agreement, the Fund might incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Loan Assignments. The High Yield Bond Fund may invest in loan assignments, subject to the 15% of net assets limitation on illiquid investments. Loan assignments include investments in fixed and floating rate loans (“Loans”) arranged through private negotiations between an issuer of sovereign or corporate debt obligations and one or more financial institutions (“Lenders”). When the High Yield Bond Fund purchases loan assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because loan assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the High Yield Bond Fund as the purchaser of a loan assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the High Yield Bond Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the High Yield Bond Fund’s ability to dispose of particular loan assignments when necessary to meet the fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for loan assignments also may make it more difficult for the High Yield Bond Fund to assign a value to these securities for purposes of valuing the fund and calculating its net asset value.

Foreign Securities. The Funds (other than U.S. Government Securities Fund and GNMA Fund) may also invest in debt obligations (which may be denominated in U.S. dollars or in non-U.S. currencies) issued or guaranteed by foreign corporations, certain supranational entities and foreign governments (including political subdivisions having taxing authority) or their agencies and instrumentalities, and debt obligations issued by U.S. corporations which are either denominated in non-U.S. currencies or traded in the foreign markets (e.g., Eurobonds). The Funds may purchase securities issued by issuers in any country; provided that a Fund may not invest more than 25% of its respective total assets in the securities issued by entities domiciled in any one foreign country. There is no restriction as to the size of the issuer.

The percentage of the Fund’s total assets that will be allocated to foreign securities will vary depending on the relative yields of foreign and U.S. securities, the economies of foreign countries, the condition of such countries’ financial markets, the interest rate climate of such countries and the relationship of such countries’ currency to the U.S. dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data.

The Adviser or the Subadviser, as the case may be, may direct the investment of assets of the Funds in securities of foreign issuers in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADR. The depository of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. The Funds may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Funds may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at the Fund’s custodian in five days. The Funds may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. For purposes of a Fund’s investment policies, the Fund’s investments in these types of securities will be deemed to be investments in the underlying securities. Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. securities exchange are not considered “foreign securities” for purposes of a Fund’s 25% limitation on investments in such securities.

The obligations of foreign governmental entities may or may not be supported by the full faith and credit of a foreign government. Obligations of supranational entities include those of international organizations designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Each supranational entity’s lending activities are limited to a percentage of its total capital (including “callable capital” contributed by members at the entity’s call), reserves and net income. There is no assurance that foreign governments will be able or willing to honor their commitments.

Investments in foreign securities, including securities of emerging market countries, present special additional investment risks and considerations not typically associated with investments in domestic securities, including reduction of income by foreign taxes; fluctuation in value of foreign Fund investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than in the U.S.; greater difficulties in commencing lawsuits; higher brokerage commission rates than in the U.S.; increased possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; the imposition of foreign taxes on investment income derived from such countries; and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies. An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle-income economy. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors. The performance of investments in securities denominated in a foreign currency (“non-dollar securities”) will depend on, among other things, the strength of the foreign currency against the dollar and the interest rate environment in the country issuing the foreign currency. Absent other events that could otherwise affect the value of non-dollar securities (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a Fund’s non-dollar securities in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Fund’s non-dollar securities. Currencies are evaluated on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

Because certain Funds may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of each such Fund’s assets and income available for distribution. In addition, although a portion of each Fund’s investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars, and absorb the cost of currency fluctuations. Each Fund may engage in foreign currency exchange transactions for hedging purposes to protect against changes in future exchange rates. See “Hedging Strategies.” Costs will be incurred in connection with conversions between various currencies.

The values of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Funds will invest only in securities denominated in foreign currencies that at the time of investment do not have significant government-imposed restrictions on conversion into U.S. dollars, there can be no assurance against subsequent imposition of currency controls. In addition, the values of foreign securities will fluctuate in response to changes in U.S. and foreign interest rates.

Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in Fund value by taking advantage of foreign stock and bond markets that do not move in a manner parallel to U.S. markets. From time to time, U.S. government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be reimposed.

Because certain Funds may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares, the value of these Fund’s shares may change on days when a shareholder will not be able to purchase or redeem shares.

Eurodollar Instruments. If and to the extent authorized to do so, a Fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate (“LIBOR”) although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of Funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in the LIBOR to which many interest rate swaps and fixed income instruments are linked.

Foreign Sovereign Debt Securities. Investing in foreign sovereign debt securities may expose a Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities, and those consequences are likely to be more pronounced in the case of developing and emerging countries. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which the Funds may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government’s policy towards the International Monetary Fund, the World Bank and other international agencies.

The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend Funds, which may further impair the obligor’s ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (defined below), and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Funds may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants. For additional information about Brady Bonds, please refer to the discussion about Brady Bonds which begins on page 23.

The Funds’ investments in foreign sovereign debt securities may be in securities that are investment grade or below investment grade.

Illiquid and Restricted Securities. Each Fund may invest in illiquid securities including repurchase agreements that have a maturity of longer than seven days, stripped mortgage securities, inverse floaters, interest-rate swaps, currency swaps, caps, floors and collars, or in other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale subject to a non-fundamental restriction described below (see “Investment Restrictions”). Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (“Securities Act”), securities otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of Fund securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There will generally be a lapse of time between a mutual fund’s decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, each of the Funds will generally seek to obtain the right of registration at the expense of the issuer (except in the case of Rule 144A securities, discussed below).

A large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

For example, restricted securities that the Board of Trustees, or the Adviser pursuant to guidelines established by the Board of Trustees, has determined to be marketable, such as securities eligible for resale under Rule 144A promulgated under the Securities Act, or certain private placement of commercial paper issued in reliance on an exemption from the Securities Act pursuant to Section 4(2) thereof, may be deemed to be liquid for purposes of this restriction. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers (as defined in Rule 144A) become for a time uninterested in purchasing these restricted securities. In addition, a repurchase agreement that by its terms can be liquidated before its nominal fixed-term on seven days or less notice is regarded as a liquid instrument. The Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions the Adviser will consider, inter alia, pursuant to guidelines and procedures established by the Trustees, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (i.e., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Subject to the applicable limitation on illiquid securities investments, a Fund may acquire securities issued by the U.S. government, its agencies or instrumentalities in a private placement. To the extent that, for a period of time, qualified institutional buyers cease purchasing such restricted securities pursuant to Rule 144A, the Fund’s investing in such securities may have the effect of increasing the level of illiquidity in the Fund’s portfolio during such period.

Commercial paper issues in which the Funds may invest, include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration which is afforded by Section 4(2) of the Securities Act (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper that is issued by a company that files reports under the

Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. A Fund’s 10% limitation on investments in illiquid securities includes Section 4(2) paper other than Section 4(2) paper that the Adviser has determined to be liquid pursuant to guidelines established by the Trustees. The Trustees delegated to the Adviser the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Trustees that require the Adviser to take into account the same factors described above for other restricted securities and require the Adviser to perform the same monitoring and reporting functions.

The staff of the SEC has taken the position that purchased over-the-counter (“OTC”) options and the assets used as “cover” for written OTC options are illiquid. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the option formula exceeds the intrinsic value of the option.

Real Estate Investment Trusts (“REITs”). The Strategic Bond Fund and the High Yield Bond Fund may invest in REITs. REITs are trusts that invest primarily in commercial real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”). A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Short-Term and Temporary Defensive Instruments. In addition to its primary investments, each Fund may also invest up to 20% of its total assets in money market instruments for liquidity purposes (to meet redemptions and expenses). For temporary defensive purposes, each Fund may invest up to 100% of its total assets in short-term fixed-income securities, including corporate debt obligations and money market instruments rated in one of the two highest categories by a nationally recognized statistical rating organization (or determined by the Adviser to be of equivalent quality). A description of securities ratings is contained in the Appendix to this SAI.

Subject to the limitations described above, following are descriptions of the types of money market and short-term fixed-income securities in which each Fund may invest:

U.S. Government Securities: See the section entitled “U.S. Government Securities” on page B-4.

Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by entities in order to finance their current operations. Each Fund’s commercial paper investments may include variable amount master demand notes and floating rate or variable rate notes. Variable amount master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rates, while interest rates under variable amount floating rate notes fluctuate on a weekly basis. These notes permit daily changes in the amounts borrowed. A Fund has the right to increase the amount under these notes at any time, up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value, plus accrued interest, at any time. Variable amount floating rate notes are subject to next-day redemption, 14 days after the initial investment therein. With both types of notes, a Fund’s right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, a Fund considers earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a Fund may invest in them only if at the time of an investment the issuer has an outstanding issue of unsecured debt rated in one of the two highest categories by a nationally recognized statistical rating organization.

Certificates of Deposit and Bankers’ Acceptances. Certificates of deposit, including Eurodollar certificates of deposit issued by domestic or foreign banks located outside the U.S., are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

The Funds will generally open interest-bearing accounts only with, or purchase certificates of deposit or bankers' acceptances only from, banks or savings and loan associations whose deposits are federally-insured and whose capital is at least $50 million.

Corporate Obligations. Corporate debt obligations (including master demand notes). For a further description of variable amount master demand notes, see the section entitled “Commercial Paper” above.

Repurchase Agreements. Each Fund may enter into repurchase agreements only involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Adviser in order to generate income while providing liquidity. In such agreements, the seller agrees to repurchase a security from a Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days (and generally within seven days) although it may extend over a number of months. The repurchase price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time a Fund’s money is invested in the security. Whenever a Fund enters into a repurchase agreement, it obtains collateral having a market value at least equal to 102% of the repurchase price, including accrued interest. However, a Fund may collateralize the amount of such transaction at 100% if the collateral is cash. The instruments held as collateral are valued daily and if the value of the instruments declines, a Fund will require additional collateral. If the seller under the repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. A Fund will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 10% of the value of its total assets. However, for temporary defensive purposes, there is no limit on the amount of a Fund’s net assets that may be subject to repurchase agreements having a maturity of seven days or less.

Reverse Repurchase Agreements. Each Fund may engage in reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The Fund’s investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. The Funds will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Fund will segregate cash or liquid securities in an amount at least equal to 102% of its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s repurchase obligation, and the Fund’s use of proceeds of the agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings and are subject to the percentage limitations on borrowings. See “Investment Restrictions.”

Interest-Rate Swap Transactions. The Strategic Bond Fund and the High Yield Bond Fund may enter into either asset-based interest-rate swaps or liability-based interest-rate swaps, depending on whether it is hedging its assets or its liabilities. A Fund will usually enter into interest-rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Since these hedging transactions are entered into for good faith hedging purposes, the Adviser believes such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to the borrowing restrictions applicable to each Fund. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each interest-rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be segregated in a manner that satisfies the requirements of the 1940 Act. To the extent that a Fund enters into interest-rate swaps on other than a net basis, the amount segregated will be the full amount of the Fund's obligations, if any, with respect to such interest-rate swaps, accrued on a daily basis. A Fund may pledge up to 5% of its net assets in connection with interest-rate swap transactions. A Fund will not enter into any interest-rate swaps unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

The use of interest-rate swaps is a highly speculative activity that involves investment techniques and risks different from those associated with ordinary Fund securities transactions. If incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund would diminish compared to what it would have been if this investment technique was never used.

A Fund may enter into interest-rate swaps only to hedge its portfolio. Interest-rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest-rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest-rate swap defaults, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. Since interest-rate swaps are individually negotiated, a Fund expects to achieve an acceptable degree of correlation between its rights to receive interest on its Fund securities and its rights and obligations to receive and pay interest pursuant to interest-rate swaps.

When-Issued and Delayed-Delivery Securities. Each Fund may purchase or sell such securities on a “when-issued” or “delayed-delivery” basis. Although a Fund will enter into such transactions for the purpose of acquiring securities to be held in the Fund or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement. “When-issued” or “delayed-delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. While the Fund will purchase securities on a when-issued or delayed-delivery basis only with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by a Fund and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation, and the value at delivery may be less than the purchase price. A Fund will segregate cash or liquid securities at least equal to the value of purchase commitments until payment is made. A Fund will likewise segregate liquid assets in respect of securities sold on a delayed-delivery basis.

A Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in a Fund losing the opportunity to obtain a price and yield considered to be advantageous. If a Fund chooses: (i) to dispose of the right to acquire a when-issued security prior to its acquisition; or (ii) to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. (At the time a Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.)

To the extent a Fund engages in when-issued and delayed-delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objectives and policies and not for the purposes of investment leverage. A Fund enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above) when-issued securities and forward commitments may be sold prior to the settlement date. In addition, changes in interest rates in a direction other than that expected by the Adviser before settlement, will affect the value of such securities and may cause a loss to a Fund.

When-issued transactions and forward commitments may be used to offset anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities in its Fund on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Fund might sell Fund securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

When, As and If Issued Securities. Each Fund may purchase securities on a “when, as and if issued” basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized until the Adviser determines that issuance of the security is probable. At such time, each Fund will record the transaction, and in determining its net asset value, will reflect the value of the security daily. At such time, each Fund will also segregate cash or liquid securities equal in value to recognized commitments for such securities. The value of a Fund’s commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by a Fund, may not exceed 5% of the value of the Fund’s total assets at the time the initial commitment to purchase such securities is made. Subject to the foregoing restrictions, each Fund may purchase securities on such basis without limit. An increase in the percentage of a Fund’s assets committed to the purchase of securities on a when, as and if issued basis, may increase the volatility of its net asset value. The Adviser does not believe that the net asset value of the Funds will be adversely affected by its purchase of securities on such basis.

Loans of Fund Securities. Consistent with applicable regulatory requirements, each Fund may lend Fund securities in amounts up to 33% of total assets to brokers, dealers and other financial institutions; provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is equal to at least 102% of the market value, determined daily, of the loaned securities. In lending its Fund securities, a Fund receives income while retaining the securities’ potential for capital appreciation. The advantage of such loans is that a Fund continues to receive the interest and dividends on the loaned securities while at the same time earning interest on the collateral, which will generally be invested in short-term debt securities, including repurchase agreements. A loan may be terminated by the borrower on one business day’s notice or by a Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of Fund securities will only be made to firms deemed by the Adviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to a Fund; and any gain or loss in the market price of the loaned security during the loan would inure to the Fund. Each Fund will pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

Since voting or consent rights that accompany loaned securities pass to the borrower, each Fund will follow the policy of calling the loan in whole or in part, as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in the securities that are the subject of the loan.

Preferred Stocks. The Strategic Bond Fund’s investment in securities issued by domestic corporations may include preferred stocks. In addition, up to 20% of the High Yield Bond Fund’s net assets may be invested in common stocks, preferred stocks, or other equity securities. Dividends on some preferred stock may be “cumulative” if stated dividends from prior periods have not been paid. Preferred stock generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock are generally subordinate to rights associated with a corporation’s debt securities.

Warrants and Rights. The Strategic Bond Fund may invest up to 5% of its total assets (at the time of purchase) in warrants and rights. These Funds will invest only in those warrants or rights: (i) acquired as part of a unit or attached to other securities purchased by the Fund; or (ii) acquired as part of a distribution from the issuer. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Prices of warrants do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a short duration and are distributed by the issuer to its shareholders. Warrants and rights have no voting rights, pay no dividends and confer no rights, other than the right to purchase the underlying stock, with respect to the assets of the issuer.

Pay-In-Kind Bonds. Investments of the GNMA Fund, the Strategic Bond Fund and the High Yield Bond Fund in fixed-income securities may include pay-in-kind bonds. These are securities which pay interest in either cash or additional securities, at the issuer’s option, for a specified period. Pay-in-kind bonds, like zero-coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest). The price of pay-in-kind bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero-coupon bonds, but more volatile than cash pay securities.

Brady Bonds. The Funds (other than U.S. Government Securities Fund and GNMA Fund) may also invest in Brady Bonds. Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the “Brady Plan.” This is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds generally have maturities of between 15 and 30 years from the date of issuance and have traded at a deep discount from their face value. In addition to Brady Bonds, the Strategic Bond Fund may invest in emerging market governmental obligations issued as a result of debt restructuring agreements outside the scope of the Brady Plan.

Agreements issued under the Brady Plan have been designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Brady Bonds have typically traded at a deep discount from their face value. Certain sovereign bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund, the World Bank and the debtor nations’ reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. The Strategic Bond Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

Short Sales. Except for the High Yield Bond Fund and the GNMA Fund, a Fund may not sell a security it does not own in anticipation of a decline in the market value of that security (naked short sales). To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Fund replaces a borrowed security, the Fund will segregate and maintain daily, cash or liquid securities, at such a level that: the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short. The High Yield Bond Fund and the GNMA Fund may engage in naked short sales only to the extent of not more than 5% of each Fund’s net assets. A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale.

Each Fund may make “short sales against the box.” A short sale is against the box to the extent that the Fund contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short. Generally, gain, but not loss, must be recognized for federal income tax purposes upon entering into a short sale against the box. A Fund may not enter into a short sale if, as a result, more than 20% of its net assets would be subject to such short sales.

Hybrid Instruments (Indexed/Structured Securities). The High Yield Bond Fund and the Strategic Bond Fund may invest in hybrid instruments. Hybrid instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a Benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the Fund needs of a particular investor, and, therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor the Fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the Commodity Futures Trading Commission (“CFTC”), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Fund. Accordingly, each Fund will limit its investments in hybrid instruments to 10% of total assets at the time of purchase. However, because of their volatility, it is possible that a Fund’s investment in hybrid instruments will account for more than 10% of the Fund’s return (positive or negative).

Derivatives Strategies. Each Fund may write (i.e., sell) call options (“calls”) on securities that are traded on U.S. and foreign securities exchanges and OTC markets to enhance income through the receipt of premiums from expired calls and any net profits from closing purchase transactions. After any such sale up to 100% of a Fund’s total assets may be subject to calls. All such calls written by a Fund must be “covered” while the call is outstanding (i.e., the Fund must own the securities subject to the call or other securities acceptable for applicable escrow requirements). Calls on futures (defined below) used to enhance income, must be covered by deliverable securities or by liquid assets segregated to satisfy the futures contract. If a call written by the Fund is exercised, the Fund forgoes any profit from any increase in the market price above the call price of the underlying investment on which the call was written.

In addition, the Fund could experience capital losses, which might cause previously distributed short-term capital gains to be re-characterized as a non-taxable return of capital to shareholders.

Hedging Strategies. For hedging purposes as a temporary defensive maneuver, certain Funds may use forward contracts on foreign currencies (“Forward Contracts”) and each Fund may use interest-rate futures contracts, foreign currency futures contracts and stock and bond index futures contracts (together, “Futures”), call and put options on equity and debt securities, Futures, stock and bond indices and foreign currencies (all the foregoing referred to as “Hedging Instruments”); except that the U.S. Government Securities Fund, the GNMA Fund and the Tax Exempt Insured Fund may not engage in foreign currency Futures and options thereon. Hedging Instruments may be used to attempt: (i) to protect against possible declines in the market value of a Fund’s portfolio resulting from downward trends in the equity and debt securities markets (generally due to a rise in interest rates); (ii) to protect a Fund’s unrealized gains in the value of its equity and debt securities that have appreciated; (iii) to facilitate selling securities for investment reasons; (iv) to establish a position in the equity and debt securities markets as a temporary substitute for purchasing particular equity and debt securities; or (v) to reduce the risk of adverse currency fluctuations. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in a foreign prime lending interest rate to which many interest swaps and fixed income securities are linked.

A Fund’s strategy of hedging with Futures and options on Futures will be incidental to its activities in the underlying cash market. When hedging to attempt to protect against declines in the market value of a Fund’s portfolio, to permit a Fund to retain unrealized gains in the value of Fund securities which have appreciated, or to facilitate selling securities for investment reasons, a Fund could: (i) sell Futures; (ii) purchase puts on such Futures or securities; or (iii) write calls on securities held by it or on Futures. When hedging to attempt to protect against the possibility that Fund securities are not fully included in a rise in value of the debt securities market, a Fund could: (i) purchase Futures; or (ii) purchase calls on such Futures or on securities. When hedging to protect against declines in the dollar value of a foreign currency-denominated security, the Strategic Bond Fund and the High Yield Bond Fund could: (i) purchase puts on that foreign currency and on foreign currency Futures; (ii) write calls on that currency or on such Futures; or

(iii) enter into Forward Contracts at a lower rate than the spot (“cash”) rate. Additional information about the Hedging Instruments the Funds may use is provided below.

Options

Options on Securities. As noted above, each Fund may write and purchase call and put options on equity and debt securities.

When a Fund writes a call on a security, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. A Fund has retained the risk of loss which could be substantial if the Fund does not own the underlying securities, should the price of the underlying security increase during the call period, which may be offset to some extent by the premium.

To terminate its obligation on a call it has written, a Fund may purchase a corresponding call in a “closing purchase transaction.” A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because a Fund retains the underlying security and the premium received. Any such profits are considered short-term capital gains for federal income tax purposes, and when distributed by the Fund, are taxable as ordinary income. If a Fund could not effect a closing purchase transaction due to lack of a market, it would hold the callable securities until the call expired or was exercised.

When a Fund purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and a Fund will lose its premium payment and the right to purchase the underlying investment.

A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a call option entails a Fund giving a party a right to purchase certain securities at a set future date and price determined at the time of contract, in return for a premium. A written call is covered to the extent that the Fund owns the securities subject to the option. The premium a Fund receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price. However, a Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, a Fund (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, a Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, a Fund may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

A Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit a Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Fund. A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option. As described above, for writing covered calls, any and all such profits described herein from writing puts are considered short-term gains for federal tax purposes, and when distributed by a Fund, are taxable as ordinary income.

When a Fund purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment a Fund owns enables the Fund to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Fund will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit.)

Buying a put on an investment a Fund does not own permits the Fund either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, a Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its Fund securities.

When writing put options on securities, to secure its obligation to pay for the underlying security, a Fund will segregate liquid assets with a value equal to or greater than the exercise price of the underlying securities. A Fund, therefore, forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of a Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring a Fund to take delivery of the underlying security against payment of the exercise price. A Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which a Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

Options on Foreign Currencies. The Strategic Bond Fund and the High Yield Bond Fund may write and purchase calls on foreign currencies. A call written by a Fund on a foreign currency is “covered” if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration which is segregated by the Fund) upon conversion or exchange of other foreign currency held in its portfolio. A call written by a Fund on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Fund collateralizes the option by maintaining with the Fund’s custodian cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily. As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received. A Fund could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund’s position, the Fund may forfeit the entire amount of the premium plus related transactions costs.

Options on Securities Indices. As noted above, under “Hedging Strategies,” each Fund may write and purchase call and put options on securities indices. Puts and calls on broadly-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or Futures. When a Fund buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by a Fund, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the “multiplier”), which determines the total dollar value for each point of difference. When a Fund buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund’s exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above pertaining to calls.

Futures Contracts and Options on Futures

Futures. Upon entering into a Futures transaction, a Fund will be required to deposit an initial margin payment with the futures commission merchant (the “Futures Broker”). The initial margin payment will be deposited with the Futures Broker in an account registered in the Fund’s name. As the Future is marked-to-market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the Future, if a Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded.

Interest-rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Fund’s current or intended investments in fixed-income securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, that Fund might sell interest-rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Fund’s portfolio. However, since the Futures market is more liquid than the cash market, the use of interest-rate futures contracts as a hedging technique allows a Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the Fund would decline, but the value of that Fund’s interest-rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest-rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest-rate futures contracts should be similar to that of long-term bonds, a Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest-rate futures contracts could be liquidated and that Fund’s cash reserves could then be used to buy long-term bonds on the cash market.

Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Fund’s current or intended investments from broad fluctuations in stock or bond prices. For example, a Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund’s securities portfolio that might otherwise result. If such decline occurs, the loss in value of Fund securities may be offset, in whole or part, by gains on the Futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

As noted above, the Strategic Bond Fund and the High Yield Bond Fund may purchase and sell foreign currency futures contracts for hedging to attempt to protect current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of Fund securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Fund may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the Futures contracts. However, if the value of the foreign currency increases relative to the dollar, a Fund’s loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

Conversely, a Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing Futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Fund purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of Fund securities to be acquired.

Options on Futures. As noted above, each Fund may purchase and write options on interest-rate futures contracts and stock and bond index futures contracts, and the Strategic Bond Fund and the High Yield Bond Fund may purchase and write options on foreign currency futures contracts. (Unless otherwise specified, options on interest-rate futures contracts, options on stock and bond index futures contracts and options on foreign currency futures contracts are collectively referred to as “Options on Futures”).

The writing of a call on a Futures contract constitutes a partial hedge against declining prices of the securities in a Fund’s portfolio. If the Futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings. The writing of a put option on a Futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its Options on Futures positions, a Fund’s losses from exercised Options on Futures may to some extent be reduced or increased by changes in the value of portfolio securities.

A Fund may purchase Options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of Fund securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Fund could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Fund could purchase calls on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call but the securities which the Fund intends to purchase may be less expensive.

Limitations on Entering into Futures Contracts

In addition, each Fund has an operating policy which provides that it will not enter into Futures Contracts or write put or call options with respect to Futures Contracts unless such transactions are either “covered” or subject to appropriate asset segregation requirements. The Funds base their asset segregation policies on methods permitted by the SEC staff and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff. Generally, these require that a Fund segregate an amount of assets equal to its obligations relative to the position involved, adjusted daily on a mark-to-market basis. With respect to Futures Contracts that are not contractually required to “cash-settle,” each Fund covers its open positions by setting aside liquid assets equal to the contracts’ full, notional value. With respect to Futures Contracts that are contractually required to “cash-settle,” however, each Fund sets aside liquid assets in an amount equal to that Fund’s daily marked-to-market (net) obligation (i.e., the Fund’s daily net liability, if any), rather than the notional value. By setting aside assets equal to its net obligation under cash-settled futures, each Fund may employ leverage to a greater extent than if the Fund has an operating policy which provides that it will not enter into custodial arrangements with respect to initial or variation margin deposits or marked-to-market amounts unless the custody of such initial and variation margin deposits and marked-to-market amounts is in compliance with current SEC or Commodity Futures Trading Commission (“CFTC”) staff interpretive positions or no-action letters or rules adopted by the SEC.

Forward Contracts

The Strategic Bond Fund and the High Yield Bond Fund may use Forward Contracts. A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. No price is paid or received upon the purchase or sale of a Forward Contract.

A Fund may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase. A Fund will use Forward Contracts for hedging purposes only.

A Fund may enter into Forward Contracts with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates receipt of dividend payments in a foreign currency, the Fund may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

A Fund may also use Forward Contracts to lock in the U.S. dollar value of Fund positions (“position hedge”). In a position hedge, for example, when a Fund believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in (or affected by fluctuations in, in the case of ADRs) such foreign currency, or when a Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount. In this situation a Fund may, in the alternative, enter into a Forward Contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which Fund securities of the Fund are denominated (“cross-hedged”).

The Fund will segregate cash or liquid securities having a value equal to the aggregate amount of the Fund’s commitments under Forward Contracts entered into with respect to position hedges and cross-hedges to the extent that such positions are not otherwise covered. If the value of the segregated assets declines, additional cash or liquid securities will be segregate on a daily basis so that the value of the segregated assets will equal the amount of the Fund’s commitments with respect to such contracts. As an alternative to segregating all or a portion of these assets, a Fund may purchase a call permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward Contract price. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the Fund security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts and transactions costs.

Currency transactions are also subject to risks different from those of other Fund transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

At or before the maturity of a Forward Contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

The cost to a Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Fund must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Additional Information About Options

A Fund’s custodian, or a securities depository acting for the custodian, will act as the Fund’s escrow agent through the facilities of the Options Clearing Corporation (“OCC”), as to the securities on which a Fund has written options or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon a Fund’s entering into a closing transaction.

A Fund’s ability to close out its position as a purchaser or seller of a call or put option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options; (2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (4) interruption of the normal operations of an exchange; (5) inadequacy of the facilities of an exchange to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

A Fund’s option activities may affect its turnover rate and brokerage commissions. The exercise by a Fund of puts on securities will cause the sale of related investments, thus increasing Fund turnover. Although such exercise is within a Fund’s control, holding a put might cause the Fund to sell the related investments for reasons which would not exist in the absence of the put. A Fund will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those which would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Fund’s net asset value being more sensitive to changes in the value of the underlying investments.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “Counterparties” and are individually referred to as a “Counterparty”) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any Fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be met. A Fund will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Adviser. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a Fund and the amount of the Fund’s obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

Regulatory Aspects of Derivatives and Hedging Instruments

Each Fund must operate within certain restrictions as to its long and short positions in Futures and options thereon, under a rule (the “CFTC Rule”) adopted by the CFTC under the Commodity Exchange Act (the “CEA”), which excludes the Fund from registration with the CFTC as a “commodity pool operator” (as defined in the CEA) if it complies with the CFTC Rule. In particular, the Fund may: (i) purchase and sell Futures and options thereon for bona fide hedging purposes, as defined under CFTC regulations, without regard to the percentage of the Fund’s assets committed to margin and option premiums; and (ii) enter into non-hedging transactions, provided that the Fund may not enter into such non-hedging transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund’s existing Futures positions and option premiums would exceed 5% of the net assets of its portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. However, the Fund intends to engage in Futures transactions and options thereon only for hedging purposes. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

Transactions in options by a Fund are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the 1940 Act, when a Fund purchases a Future, the Fund will segregate cash or liquid securities in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

Possible Risk Factors in Hedging

In addition to the risks discussed in the Prospectus and above, there is a risk in using short hedging by selling futures to attempt to protect against decline in value of a Fund's securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund’s securities. The ordinary spreads between prices in the cash and Futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depend on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

If a Fund uses hedging instruments to establish a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying futures and/or calls on such futures or on debt securities, it is possible that the market may decline; if the Adviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the debt securities purchased.

When conducted outside the U.S., hedging and other strategic transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. hedging and other strategic transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the U.S.; (3) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the U.S.; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S.; and (5) lower trading volume and liquidity.

Other Derivatives Strategies

In the future, each Fund may employ derivatives, hedging instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with a Fund’s investment objective, legally permissible and adequately disclosed.

Borrowing. In seeking to enhance investment performance, the GNMA Fund, Strategic Bond Fund and High Yield Bond Fund may each increase its ownership of securities by borrowing at fixed rates of interest and investing the borrowed funds, subject to the restrictions stated herein. Such borrowing may have a leveraging effect on a Fund. This practice may help a Fund increase the net asset value of its shares in an amount greater than would otherwise be the case when the market values of the securities purchased through borrowing increase. In the event the return on an investment of borrowed monies does not fully recover the costs of such borrowing, the net asset value of a Fund’s shares would be reduced by a greater amount than would otherwise be the case. The effect of such borrowing will therefore tend to magnify the gains or losses to a Fund as a result of investing the borrowed monies. During periods of substantial borrowings, the net asset value of a Fund’s shares would be reduced due to the added expense of interest on borrowed monies. Each Fund is authorized to borrow and to pledge assets to secure such borrowings, up to the maximum extent permissible under the 1940 Act (i.e., 50% of its net assets). The time and extent to which a Fund may employ leverage will be determined by the Adviser in light of changing facts and circumstances, including general economic and market conditions, and will be subject to applicable lending regulations of the Board of Governors of the Federal Reserve Board. Any such borrowing will be made pursuant to the requirements of the 1940 Act and will be made only to the extent that the value of the Fund’s assets less its liabilities other than borrowings is equal to at least 300% of all borrowings including the proposed borrowing. If the value of a Fund’s asset so computed should fail to meet the 300% asset coverage requirement, the Fund is required, within three business days, to reduce its bank debt to the extent necessary to meet such requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Interest on money borrowed is an expense the Fund would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Since substantially all of the Fund’s assets fluctuate in value, but borrowing obligations are fixed when the Fund has outstanding borrowings, the net asset value per share of the Fund correspondingly will tend to increase and decrease more when the Fund’s assets increase or decrease in value than would otherwise be the case. Each Fund’s policy regarding use of borrowing is a fundamental policy, which may not be changed without approval of the shareholders of the Fund.

Funds may borrow for temporary or emergency purposes to settle trades or cover redemptions, to the extent prescribed in the Trust’s investment restrictions.

High-Yield, High-Risk Securities. The Strategic Bond Fund may, and the High Yield Bond Fund will, invest in lower-rated bonds commonly referred to as “junk bonds.” These securities are rated “Baa” or lower by Moody’s or “BBB” or lower by S & P. Each Fund may invest in securities rated as low as “C” by Moody’s or “D” by S&P. These ratings indicate that the obligations are speculative and may be in default. In addition, each such Fund may invest in unrated securities subject to the restrictions stated in the Prospectus. The U.S. Government Securities Fund, the GNMA Fund and the Tax Exempt Insured Fund will not invest in junk bonds.

Certain Risk Factors Relating to High-Yield, High-Risk Securities. It should be noted that lower-rated securities are subject to risk factors such as: (a) vulnerability to economic downturns and changes in interest rates; (b) sensitivity to adverse economic changes and corporate developments; (c) redemption or call provisions which may be exercised at inopportune times; (d) difficulty in accurately valuing or disposing of such securities; (e) federal legislation which could affect the market for such securities; and (f) special adverse tax consequences associated with investments in certain high-yield, high-risk bonds (e.g., zero-coupon bonds or pay-in-kind bonds).

Ratings assigned by Moody’s and S&P to high-yield bonds, like other bonds, attempt to evaluate the safety of principal and interest payments on those bonds. However, such ratings do not assess the risk of a decline in the market value of those bonds. In addition, ratings may fail to reflect recent events in a timely manner and are subject to change. If a Fund security’s rating is changed, the Adviser will determine whether the security will be retained based upon the factors the Adviser considers in acquiring or holding other securities in the Fund. Investment in high-yield bonds may make achievement of a Fund’s objective more dependent on the Adviser’s own credit analysis than is the case for higher-rated bonds.

Market prices for high-yield bonds tend to be more sensitive than those for higher-rated securities due to many of the factors described above, including the credit-worthiness of the issuer, redemption or call provisions, the liquidity of the secondary trading market and changes in credit ratings, as well as interest rate movements and general economic conditions. In addition, yields on such bonds will fluctuate over time. An economic downturn could severely disrupt the market for high-yield bonds.

The risk of default in payment of principal and interest on high-yield bonds is significantly greater than with higher-rated debt securities because high-yield bonds are generally unsecured and are often subordinated to other obligations of the issuer. Further, the issuers of high-yield bonds usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recession or increasing interest rates. Upon a default, bondholders may incur additional expenses in seeking recovery.

Growth of High-Yield, High-Risk Bond Market. The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector more vulnerable to economic downturns or increased interest rates. Further, an economic downturn could severely disrupt the market for high-yield, high-risk bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.

Sensitivity to Interest Rate and Economic Changes. High-yield, high-risk bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and a Fund’s net asset value.

Payment Expectations. High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond’s value will decrease in a rising interest rate market, as will the value of the Fund’s assets. If the Fund experiences significant unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Fund’s rate of return.

Liquidity and Valuation. There is a thinly traded market for high-yield bonds, and recent market quotations may not be available for some of these bonds. Market quotations are generally available only from a limited number of dealers and may not represent firm bids from such dealers or prices for actual sales. As a result, the Strategic Bond Fund and High Yield Bond Fund may have difficulty valuing the high-yield bonds in their Funds accurately and disposing of these bonds at the time or price desired.

Legislation. Federal laws limit the deductibility of interest paid by certain corporate issuers of high yield bonds. These laws could adversely affect the financial condition of issuers of these securities and the value of outstanding high yield securities.

Taxes. A Fund may purchase debt securities (such as zero-coupon, pay-in-kind or stripped securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements of the Code. Because the original issue discount earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

As a result of all these factors, the net asset value of each of the High Yield Bond Fund and the Strategic Bond Fund, to the extent it invests in high-yield bonds, is expected to be more volatile than the net asset value of funds which invest solely in higher-rated debt securities. This volatility may result in an increased number of redemptions from time to time. High levels of redemptions in turn may cause a fund to sell its Fund securities at inopportune times and decrease the asset base upon which expenses can be spread.

Municipal Securities and Short-Term Taxable Securities. Subject to the restrictions set forth in the Prospectus, the Tax Exempt Insured Fund seeks to achieve its investment objective by investing in Municipal Securities and Short-Term Taxable Securities (defined below).

Municipal Securities. “Municipal Securities” include long-term (i.e., maturing in over ten years) and medium-term (i.e., maturing from three to ten years) municipal bonds (“Municipal Bonds”) and short-term (i.e., maturing in one day to three years) municipal notes and tax-exempt commercial paper (“Municipal Notes”), and in each case refers to debt obligations issued by or on behalf of states, territories and possessions of the U.S. and of the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest from which is, in the opinion of bond counsel at the time of issuance, exempt from federal income tax.

The two principal classifications of Municipal Bonds are general obligation bonds and revenue or special obligation bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. The term “issuer” means the agency, authority, instrumentality or other political subdivision whose assets and revenues are available for the payment of principal and interest on the bonds. Revenue or special obligation bonds are payable only from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source and generally are not payable from the unrestricted revenues of the issuer. There are, of course, variations in the quality of Municipal Bonds, both within a particular classification and between classifications.

Municipal Housing Bonds are Municipal Bonds issued by state and municipal authorities established to purchase single family and other residential mortgages from commercial banks and other lending institutions within the applicable state or municipality. Such Bonds are typically revenue or special obligation bonds in that they are secured only by the authority issuing such bonds. Such authorities are located in or have been established by at least 45 states and generally are intended to facilitate the construction and sales of housing for low income families. Generally, the authorities are not entitled to state or municipal appropriations from general tax revenues. As a result, and because investors in Municipal Housing Bonds receive repayments of principal as the underlying mortgages are paid prior to maturity, the yields obtainable on such Bonds exceed those of other similarly rated Municipal Bonds. Municipal Housing Bonds are used to purchase single family or other residential mortgages which may or may not be insured by the FHA or guaranteed by the VA. Some Municipal Housing Bonds, however, are used only to purchase residential mortgages that are either insured by the FHA or guaranteed by the VA. Under FHA insurance programs, upon the conveyance of the insured premises and compliance with certain administrative procedures, the FHA pays mortgage insurance benefits equal to the unpaid principal amount of the defaulted mortgage loan. Under a VA guaranty, the VA guarantees the payment of a mortgage loan up to a maximum. The liability of the VA on any such guaranty is reduced or increased pro rata with any reduction or increase in the amount of indebtedness, but in no event will the amount payable on the guaranty exceed the amount of the original guaranty. Notwithstanding the dollar and percentage limitations of the guaranty, a mortgagee will ordinarily suffer a monetary loss only when the difference between the unsatisfied indebtedness and the proceeds of a foreclosure sale of the mortgaged premises is greater than the original guaranty as adjusted. The VA may, at its option and without regard to the guaranty, make full payment to a mortgagee of the unsatisfied indebtedness on a mortgage loan upon its assignment to the VA of the property. As most Municipal Housing Bonds are secured only by the mortgages purchased, bonds used to purchase mortgages that are either insured by the FHA or guaranteed by the VA will have less risk of loss of principal than bonds used to purchase comparable mortgages that are not insured by the FHA or guaranteed by the VA. Although the Fund will attempt to diversify its holding of Municipal Housing Bonds geographically, there may be similar factors affecting the mortgagor’s ability to maintain payments under the underlying mortgages. Such factors could include changes in national and state policies relating to transfer payments such as unemployment insurance and welfare, and adverse economic developments, particularly those affecting less skilled and low income workers.

The Fund may invest in Municipal Bonds which, on the date of investment, are within the four highest ratings of Moody’s (“Aaa,” “Aa,” “A,” “Baa”) or S&P (“AAA,” “AA,” “A,” “BBB”) or in Municipal Bonds which are not rated, provided that in the opinion of the Adviser, such

Municipal Bonds are comparable in quality to those within the four highest ratings. Though bonds rated Baa or BBB normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for such bonds than for bonds in higher rated categories. Occasional speculative factors apply to some bonds in this category.

The ratings of Moody’s and S&P represent their respective opinions of the qualities of the securities they undertake to rate and such ratings are general and are not absolute standards of quality. In determining suitability of investment in a particular unrated security, the Adviser will take into consideration asset and debt coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other general conditions as may be relevant, including comparability to other issuers.

The Fund has no restrictions on the maturity of Municipal Securities in which it may invest. The Fund seeks to invest in Municipal Securities of such maturities that in the judgment of the Adviser will provide a high level of current income consistent with liquidity requirements and market conditions after taking into account the cost of any insurance obtainable on such Municipal Securities. While short-term trading increases the Fund's turnover, the execution costs for Municipal Securities are substantially less than for equivalent dollar values of equity securities.

Generally, the value of Municipal Securities will change as the general level of interest rates fluctuate. During periods of rising interest rates, the value of outstanding long-term, fixed-income securities generally decline. Conversely, during periods of falling interest rates, the value of such securities generally increase. The value of the Fund's shares fluctuates with the value of its investments. In addition, the individual credit ratings of issuers’ obligations, the ability of such issuers to make payments of interest and principal on their obligations, and the value of any insurance applicable thereto, also affects the value of the Fund’s investments.

Yields on Municipal Bonds vary depending on a variety of factors, including the general condition of the financial markets and of the municipal bond market, the size of a particular offering, the maturity of the obligation and the credit rating of the issuer. Generally, Municipal Bonds of longer maturities produce higher current yields but are subject to greater price fluctuation due to changes in interest rates, tax laws and other general market factors than are Municipal Bonds with shorter maturities. Similarly, lower-rated Municipal Bonds generally produce a higher yield than higher-rated Municipal Bonds due to the perception of a greater degree of risk as to the ability of the issuer to pay principal and interest obligations.

The Fund will not invest more than 25% of its total assets in Municipal Securities, the issuers of which are located in the same state. On a temporary defensive basis or due to market conditions, the Fund may invest up to 100% of its total assets in Municipal Notes and Short-Term Taxable Securities (neither of which are insured), as well as in repurchase agreements collateralized by such securities.

Short-Term Taxable Securities. “Short-Term Taxable Securities” mature in one year or less from the date of purchase and consist of the following obligations, the income from which is subject to federal income tax: obligations of the U.S. government, its agencies or instrumentalities, some of which may be secured by the full faith and credit of the U.S. government and some of which may be secured only by the credit of the agency or instrumentality of the U.S. government issuing such obligations; corporate bonds or debentures rated within the four highest grades by either Moody’s or S&P; commercial paper rated by either of such rating services (Prime-1 through Prime 2- or A-1 through A-2, respectively) or, if not rated, issued by companies having an outstanding debt issue rated at least “A” by either of such rating services; certificates of deposit and bankers’ acceptances of banks having assets in excess of $2 billion.

Insurance Feature. The Fund under normal market conditions invests at least 80% of its assets in Municipal Bonds that, at the time of purchase, either: (1) are insured under an insurance policy obtained by the issuer or underwriter of such Municipal Bonds at the time of original issuance thereof (a “New Issue Insurance Policy”); or (2) are without insurance coverage, provided that, an escrow or trust account has been established pursuant to the documents creating the Municipal Bonds and containing sufficient U.S. Government Securities backed by the U.S. government’s full faith and credit pledge in order to ensure payment of principal and interest on such bonds. If a Municipal Bond is already covered by a New Issue Insurance Policy when acquired by the Fund, then coverage will not be duplicated. The Fund may also purchase Municipal Notes that are insured. However, in general, Municipal Notes are not presently issued with New Issue Insurance Policies and the Fund does not generally expect to cover Municipal Notes. Accordingly, the Fund does not presently expect that any significant portion of the Municipal Notes it purchases will be covered by insurance. Securities other than Municipal Bonds and Notes purchased by the Fund are not covered by insurance.

In order to be considered as eligible insurance by the Fund, such insurance policies must guarantee the scheduled payment of all principal and interest on the Municipal Bonds as they become due for as long as such Bonds remain held by the Fund in the case of a Fund Policy, and for as long as such Bonds are outstanding in the case of a New Issue Insurance Policy. However, such insurance may provide that in the event of non-payment of interest or principal when due with respect to an insured Municipal Bond, the insurer is not obligated to make such payment until a specified time period after it has been notified by the Fund that such non-payment has occurred. For these purposes, a payment of principal may be due only at final maturity of the Municipal Bond and not at the time any earlier sinking fund payment is due. The insurance does not guarantee the market value of the Municipal Bonds or the value of the shares of the Fund and, except as described below, has no effect on the price or redemption value of the Fund’s shares.

New Issue Insurance Policies. The New Issue Insurance Policies, if any, will have been obtained by the issuer of the Municipal Bonds and all premiums with respect to such Bonds for the lives thereof will have been paid in advance by such issuer. Such policies are generally non-cancelable and will continue in force so long as the Municipal Bonds are outstanding and the insurer remains in business. Since New Issue Insurance Policies remain in effect as long as the Bonds are outstanding, the insurance may have an effect on the resale value of the Municipal Bonds. Therefore, New Issue Insurance Policies may be considered to represent an element of market value in regard to Municipal Bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be estimated. It is also important to note that, although insurance may increase the credit safety of investments held by the Fund, it decreases the Fund’s yield as the Fund may pay for the insurance directly or indirectly.

Portfolio Turnover. A Fund may purchase and sell securities whenever necessary to seek to accomplish its investment objective. Portfolio turnover generally involves some expense to a Fund and its shareholders, including brokerage commissions and other transaction costs on the purchase and sale of securities and reinvestment in other securities. Higher portfolio turnover may decrease the after-tax return to shareholders if it results in the realization of net capital gains, which may be taxable when distributed to shareholders. A Fund’s portfolio turnover rate would equal 100% if each security in the Fund’s portfolio were replaced once per year.

The U.S. Government Securities Fund experienced a significant variation in the Fund’s portfolio turnover rates over the two most recently completed fiscal years ended March 31, 2006, and March 31, 2007, respectively. This variation was due to increased trading in response to certain market conditions and the desire to use existing tax loss carry forwards to offset any capital gains that may have been realized as the result of such purchases and sales of securities.

INVESTMENT RESTRICTIONS

Each Fund is subject to a number of investment restrictions that are fundamental policies and may not be changed without the approval of the holders of a majority of that Fund’s outstanding voting securities. A “majority of the outstanding voting securities” of a Fund for this purpose means the lesser of: (i) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares. Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time the investment is made; any subsequent change in any applicable percentage resulting from fluctuations in value will not be deemed an investment contrary to these restrictions. Under these restrictions:

(1)	Each Fund may not purchase securities on margin, but each Fund may obtain such short-term credits as may be necessary for the clearance of transactions;

(2)	Each Fund may not issue senior securities or borrow money or pledge its assets except that: (i) each Fund may borrow for temporary or emergency purposes in amounts not exceeding 5% ( 331/3% for Strategic Bond Fund, and the High Yield Bond Fund ) (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings; and (ii) the GNMA Fund may borrow money to purchase securities in amounts not exceeding 50% of its net assets and pledge its assets to secure such borrowings;

(3)	Each Fund may not purchase any security (other than obligations of the U.S. government, its agencies, or instrumentalities) if as a result: (i) as to 75% of the Fund’s total assets (taken at current value), more than 5% of such assets would then be invested in securities of a single issuer, or (ii) as to all of the Fund’s total assets, more than 25% of the Fund’s total assets (taken at current value) would be invested in a single industry, or (iii) as to all of the Fund’s total assets, the Fund would then hold more than 10% of the outstanding voting securities of an issuer;

(4)	Each Fund may not buy or sell commodities or commodity contracts (except financial futures as described under “Investment Objectives and Policies” above) or real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate;

(5)	Each Fund may not act as underwriter except to the extent that, in connection with the disposition of Fund securities, it may be deemed to be an underwriter under certain Federal securities laws;

(6)	Each Fund may not make loans, except through (i) repurchase agreements (repurchase agreements with a maturity of longer than 7 days together with other illiquid assets being limited to 10% of the Fund’s total assets), (ii) loans of Fund securities (limited to 33% of a Fund’s assets), (iii) participation in loans to foreign governments or companies, and (iv) as otherwise permitted by exemptive order of the SEC;

The following additional restrictions are not fundamental policies and may be changed by the Trustees without a shareholder vote:

(7)	Each Fund (except for the High Yield Bond Fund and the GNMA Fund) may not make short sales of securities to maintain a short position, except that each Fund may effect short sales against the box;

(8)	Each Fund may not purchase any security if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old;

(9)

Each Fund may not invest in any securities of any issuer if, to the knowledge of the Fund, any officer, Trustee or director of the Trust or of the Adviser owns more than  1/2 of 1% of the outstanding securities of such issue, and such officers, Trustees or Directors who own more than  1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer;

(10)	Each Fund may not make investments for the purpose of exercising control or management;

(11)

The U.S. Government Securities Fund, GNMA Fund and Tax Exempt Insured Fund may not invest more than 10% and the Strategic Bond Fund, and High Yield Bond Fund may not invest more that 15% of their net assets in illiquid securities, including repurchase agreements that have a maturity of longer than seven days, time deposits with a maturity of longer than seven days, securities with legal or contractual restrictions on resale and securities that are not readily marketable in securities markets either within or without the United States. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of the Securities Act that may be offered and sold to “qualified institutional buyers” as defined in Rule 144A, which the Adviser has determined to be liquid pursuant to guidelines established by the Trustees, will not be considered illiquid for purposes of this limitation on illiquid securities;

(12)	Each Fund may not invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which the Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets in such securities of one or more investment companies (each of the above percentages to be determined at the time of investment), or except as part of a merger, consolidation or other acquisition; and

(13)	Each Fund may not invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of companies which invest in or sponsor such programs.

TRUSTEES AND OFFICERS

The following table lists the Trustees and executive officers of the Trust, their dates of birth, current positions held with the Trust, length of time served, principal occupations during the past five years, number of funds overseen within the fund complex and other directorships/trusteeships held outside of the fund complex. Unless otherwise noted, the address of each executive officer and Trustee is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Disinterested Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.”

DISINTERESTED TRUSTEES

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupations during the last 5 years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee[3]
Jeffrey S. Burum DOB: February 27, 1963	Trustee	2004 to Present	Founder, Chairman and CEO of Southern California	41	None

[1]	Trustees serve until their successors are duly elected and qualified, subject to the Trustee’s Retirement Plan as discussed on page B-51.

[2]

The “fund complex” consists of all registered investment companies for which the Adviser or an affiliated person of the Adviser serves as investment adviser. The “fund complex” includes the SunAmerica Money Market Funds, Inc. (2 funds), SunAmerica Equity Funds (9 funds), the Trust (5 funds), SunAmerica Focused Alpha Growth Fund, Inc. (“FGF”) (1 fund), SunAmerica Focused Alpha Large-Cap Fund, Inc. (“FGI”) (1 fund), SunAmerica Focused Series, Inc. (“Focused”) (18 portfolios), AIG Series Trust (5 funds), Anchor Series Trust (“AST”) (9 portfolios), SunAmerica Senior Floating Rate Fund, Inc.(“SASFR”) (1 fund), VALIC Company I (32portfolios) and VALIC Company II (15 portfolios), SunAmerica Series Trust (35 portfolios) Season Series Trust (24 portfolios), AIG Strategic Hedge Fund of Funds (1 fund) and Brazos Mutual Funds (4 portfolios).

[3]

Directorships of Companies required reporting to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies regulated under the 1940 Act other than those listed under the preceding column.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupations during the last 5 years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee[3]

			Development Corp./National Housing Development Corporation (1992 to Present); Founder, Owner and Partner of Colonies Crossroads, Inc. (2000 to Present); Owner and Managing Member of Diversified Pacific Development Group, LLC (1998 to Present).

Dr. Judith L. Craven DOB: October 6, 1945	Trustee	2001 to Present	Retired.	89	Director, Belo Corporation (1992 to Present); Director, Sysco Corporation (1996 to Present); Director, Luby’s, Inc. (1998 to Present); Director, University of Texas Board of Regents (2001 to Present).

William F. Devin DOB: December 30, 1938	Trustee	2001 to Present	Retired.	90	Member of the Board of Governors, Boston Stock Exchange (1985-Present).

Samuel M. Eisenstat DOB: March 7, 1940	Chairman of the Board	1996 to Present	Attorney, sole practitioner.	51	Director, North European Oil Royalty Trust

Stephen J. Gutman DOB: May 10, 1943	Trustee	1996 to Present	Senior Associate, Corcoran Group (Real Estate) (2003 to Present). President and Member of Managing Directors, Beau Brummell-Soho LLC (licensing of menswear specialty retailing and other activities) (1988 to Present).	51	None

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupations during the last 5 years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee[3]

William J. Shea DOB: February 9, 1948	Director	2004 to Present	Managing Partner, DLB Capital, LLC (Private Equity) (2006 to Present) President and CEO, Conseco, Inc. (Financial Services) (2001 to 2004); Chairman of the Board of Centennial Technologies, Inc. (1998 to 2001).	51	Chairman of the Board, Royal and SunAlliance U.S.A., Inc. (2005 to Present); Director, Boston Private Financial Holdings (2004 to Present).

INTERESTED TRUSTEE

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Director[3]

Peter A. Harbeck[4] DOB: January 23, 1954	Trustee	1995 to Present	President, CEO and Director, AIG SunAmerica (1995 to Present); Director, SACS (1993 to Present); President and CEO, AIG Advisor Group, Inc. (2004 to Present).	98	None

OFFICERS

Name and Date of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Donna M. Handel DOB: June 25, 1966	Treasurer	2002 to Present	Senior Vice President, AIG SunAmerica (2004 to Present); Vice President, AIG SunAmerica (1997 to 2004).	N/A	N/A

4	Mr. Harbeck is considered to be an Interested Trustee because he serves as President, CEO and Director of AIG SunAmerica and Director of AIG SACS.

Name and Date of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Vincent Marra DOB: May 28, 1950	President	2004 to Present	Senior Vice President, AIG SunAmerica (2003 to Present); Chief Administrative Officer, Chief Operating Officer and Chief Financial Officer, Carret & Co. LLC (2002 to 2003); President and Chief Operating Officer, Bowne Digital Solutions (1999 to 2002).	N/A	N/A

Gregory N. Bressler DOB: November 17, 1966	Secretary	2005 to Present	Senior Vice President and General Counsel, AIG SunAmerica (2005 to Present); Vice President and Director of U.S. Asset Management Compliance, Goldman Sachs Asset Management (2004 to 2005); Deputy General Counsel, Credit Suisse Asset Management (2002 to 2004); Counsel, Credit Suisse Asset Management (2000 to 2002).	N/A	N/A

Cynthia Gibbons DOB: December 6, 1969	Vice President and Chief Compliance Officer (“CCO”)	2002 to Present	Vice President, AIG SunAmerica (August 2002-Present); Securities Compliance Manager, American General Investment Management (2000 to 2002).	N/A	N/A

Gregory R. Kingston DOB: January 18, 1966	Vice President and Assistant Treasurer	22002 to Present	Vice President, AIG SunAmerica (2001- Present); Formerly, Vice President, American General Investment Management (1999-2001).	N/A	N/A

Name and Date of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Nori L. Gabert DOB: August 15, 1953	Vice President and Assistant Secretary	2002-Present	Vice President and Deputy General Counsel, AIG SunAmerica (2001–Present); Vice President and Secretary, VALIC Company I and VALIC Company II (2000-Present); Associate General Counsel, American General Investment Management(1997-2001).	N/A	N/A

Timothy Pettee DOB: April 7, 1958	Vice President	2004-Present	Chief Investment Officer, AIG SunAmerica (2003-Present); Executive Vice President and Global Director of Research, Schroder Investment Management (2000-2002); Director of Research, U.S. Trust Co. (1998-2000).	N/A	N/A

Michael Cheah DOB: January 4, 1960	Vice President	2000-Present	Senior Vice President, AIG SunAmerica (1999-Present).

Matthew J. Hackethal DOB: December 31, 1971	Anti- Money Laundering Compliance Officer	2006 to Present	CCO, AIG SunAmerica (2006 to Present); Vice President, Credit Suisse Asset Management (2001 to 2006); CCO, Credit Suisse Alternative Funds (2005 to 2006); CCO, Credit Suisse Asset Management Securities, Inc. (2004 to 2005).	N/A	N/A

James Nichols DOB: April 7, 1966	Vice President	2006 to Present	Director, President and CEO, AIG SACS (2006 to Present); Senior Vice President, AIG SACS (2002 to 2006); Vice President, AIG SunAmerica (1995 to 2002).	N/A	N/A

The Trustees of the Trust are responsible for the overall supervision of the operation of the Trust and the Funds and perform various duties imposed on directors of investment companies by the 1940 Act and under the Trust’s Declaration of Trust. Trustees and officers of the Trust are also directors or trustees and officers of some or all of the other investment companies managed, administered or advised by the Adviser and distributed by AIG SACS and other affiliates of AIG SunAmerica.

The Board of Trustees has established four committees: Audit Committee, Nominating and Compensation Committee, Ethics Committee and Governance Committee.

Each Disinterested Trustee serves on the Audit Committee of the Board of Trustees. The Audit Committee is charged with selecting, overseeing and setting the compensation of each Fund’s independent registered public accounting firm. The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the independent registered public accounting firm for the Funds and for pre-approving certain non-audit services performed by the independent registered public accounting firm for AIG SunAmerica and certain control persons of AIG SunAmerica. The Audit Committee is also responsible for reviewing with the independent registered public accounting firm the audit plan and results of the audit along with other matters. The members of the Audit Committee are Mr. Eisenstat, Dr. Craven, Mr. Devin, Mr. Burum, Mr. Gutman and Mr. Shea, who also serves as the Chairman. Each member of the Audit Committee receives $2,500 per meeting for serving on the Audit Committee of the SAMF5, AST and the SASFR. Mr. Shea receives a total of $5,000 retainer for serving as the Chairman of the Audit Committee for the SAMF, SASFR and AST. The Audit Committee met four times during the fiscal year ending March 31, 2007.

In addition, two Disinterested Trustees also serve on the Nominating and Compensation Committee (“Nominating Committee”). The Nominating Committee recommends to the Trustees those persons to be nominated as candidates to serve as Trustees by Trustees and voted upon by shareholders and selects and proposes nominees for election to the Board by Trustees between shareholders’ meetings. The Nominating Committee does not normally consider candidates proposed by shareholders for election as Trustees. The members of the Nominating Committee are William F. Devin and Stephen J. Gutman, who serves as the Chairman. Members of the Nominating Committee receive an aggregate of $1,000 in annual compensation for serving on the Nominating Committee. Each member of the Nominating Committee receives $500 ($250 for telephonic meetings) per meeting. The Chairman receives $600 per meeting ($300 per telephonic meetings) and $1,500 in annual compensation, based on the relative net assets of the Trust, for serving as Chairman of the Nominating Committee. There were three meetings of the Nominating Committee during the fiscal year ending March 31, 2007.

The Ethics Committee is responsible for applying the Code of Ethics applicable to the Funds’ Principal Executive Officer and Principal Accounting Officer (the “Code”) to specific situations in which questions are presented to it and has the authority to interpret the Code in any particular situation. The Ethics Committee will inform the Board of Trustees of violations or waivers to the Funds' Code of Ethics, as appropriate. The members of the Ethics Committee are Jeffrey S. Burum and Dr. Judith Craven, who serves as the Chairman. Each member of the Ethics Committee receives a total of $1,000 in annual compensation for serving on the Ethics Committee. Each member of the Ethics Committee receives $500 ($250 for telephonic meetings) per meeting. The Chairman receives $600 per meeting ($300 per telephonic meetings) and $1,500 in annual compensation based on the relative net assets of the Trust for serving as Chairman of the Ethics Committee. The Ethics Committee met two times during the fiscal year ending March 31, 2007.

The Governance Committee reviews and makes recommendations with respect to the size and composition of the Board and its committees and to monitor and evaluate the functioning of the committees of the Board. Members of the Governance Committee receive $1,000 in annual compensation for serving on the Governance Committee. The members of the Governance Committee are Jeffrey S. Burum, Stephen J. Gutman and William F. Devin, who serves as the Chairman. Each member of the Governance Committee receives $500 ($250 for telephonic meetings) per meeting. The Chairman receives $600 per meeting ($300 for telephonic meetings) and $1,500 in annual compensation based on the relative net assets of the Trust for serving as Chairman of the

[5]	The AIG SunAmerica Mutual Funds (“SAMF”) consist of the Trust, AIG Series Trust, SAEF, Focused, and SAMMF.

Governance Committee. The Governance Committee met three times during the fiscal year ending on March 31, 2007.

Trustee Ownership of Fund Shares

The following table shows the dollar range of shares beneficially owned by each Trustee as of December 31, 2006.

Disinterested Trustees

Name of Trustee	Dollar Range of Equity Securities in the Fund[6]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies[7]
Dr. Judith L. Craven	None	None
William F. Devin	None	Over $100,000
Samuel M. Eisenstat	None	$10,001- 50,000
Stephen J. Gutman	Strategic Bond Fund $1 - $10,000	$1 - $10,000
Jeffrey S. Burum	None	Over $100,000
William Shea	None	None

Interested Trustees

Name of Trustee	Dollar Range of Equity Securities in the Fund[6]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies[7]
Peter A. Harbeck	High Yield Bond Fund – Over $100,000	Over $100,000

The Trust pays each Trustee who is not an interested person of the Trust or the Adviser, nor a party to any Management or Subadvisory Agreement (each a “Disinterested” Trustee) annual compensation in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Trustees. Specifically, each Disinterested Trustee receives from the Trust a pro rata portion (based upon the Trust’s net assets) of the $50,000 in annual compensation for acting as a director or trustee to all the retail funds in SAMF ($70,000 in annual compensation for the Chairman of the Board). In addition, each Disinterested Trustee received $20,000 in

[6]	Where a Fund is not listed with respect to a Trustee, the Trustee held no shares of the Fund.

[7]

Includes the SunAmerica Mutual Funds (38 funds), FGF. (1 Fund); FGI (1 Fund) Anchor Series Trust (9 Funds) and SunAmerica Senior Floating Rate Fund, Inc. (“SASFR”) (1 fund), SAST (36 Funds) and Seasons (24 Funds).

annual compensation for acting as Trustee to Anchor Series Trust (“AST”) ($30,000 in annual compensation for the Chairman of the Board). Each Disinterested Trustee receives an annual amount of $5,000 ($7,500 for the Chairman of the Board) per fund for serving as a Trustee to FGF and FGI Also, each Disinterested Trustee of SASFR receives $900 per quarterly meeting attended ($1,350 for the Chairman of the Board). Each Disinterested Trustee of SAMF receives an additional $5,000 per attended quarterly meeting ($7,500 for the Chairman). Officers of the Trust receive no direct remuneration in such capacity from the Trust or the Funds.

The Trustees of the Funds have adopted the AIG SunAmerica Disinterested Trustees’ and Directors’ Retirement Plan (the “Retirement Plan”) effective January 1, 1993 for the Disinterested Trustees. The Retirement Plan provides generally that a Disinterested Director may become a participant (“Participant”) in the Retirement Plan if he or she has at least 10 years of consecutive service as a Disinterested Trustee of any of the adopting AIG SunAmerica mutual funds (the “Adopting Funds”)8 or has attained the age of 60 while a Trustee and completed five (5) consecutive years of service as a Director or any Adopting Fund (an “Eligible Trustee ”). Pursuant to the Retirement Plan, Eligible Trustee may receive benefits upon (i) his or her death or disability while a Trustee or (ii) the termination of his or her tenure as a Trustee, other than removal for cause from each of the Adopting Funds with respect to which he or she is an Eligible Trustee.

As each of the first 10 birthdays after becoming a Participant and on which he or she is both a Trustee and Participant, each Eligible Trustee will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each Adopting Fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.50% of any amounts credited under the preceding statement during prior years is added to each Eligible Trustee’s account. The rights of any Participant to benefits under the Retirement Plan shall be an unsecured claim against the assets of the Adopting Funds. An Eligible Trustee may receive any benefits payable under the Retirement Plan , at his or her election, either in one lump sum or in up to 15 annual installments. Any undistributed amounts shall continue to accrue interest at 8.50%.

The following table sets forth information summarizing the compensation of each Disinterested Trustee for his services as Trustee for the fiscal year ended March 31, 2007. Neither the Trustees who are interested persons of the Trust nor any officers of the Trust receive any compensation.

COMPENSATION TABLE

Trustee	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses[1]	Estimated Annual Benefits on Retirement[2]	Total Compensation from Trust and Fund Complex Paid to Trustees[1]
Dr. Judith L. Craven[3]	$9,020	$138,133	$177,740	$177,512
William F. Devin[3]	$10,248	$148,712	$141,572	$214,809
Samuel M. Eisenstat	$13,722	$42,708	$166,246	$170,550

[8]	The SAMF, AST and SASFR have adopted the Retirement Plan.

Stephen J. Gutman	$9,891	$48,660	$204,702	$122,400
Jeffrey S. Burum[3]	$10,128	$—	$238,608	$90,666
William Shea	$10,125	$—	$135,331	$124,700

[1]

Information is as of March 31, 2007 for the investment companies in the complex that pay fees to these Trustees. The complex consists of SAMF, FGF, FGI, AST, SASFR, VALIC Company I and VALIC Company II.

[2]	Assumes the Participant elects to receive benefits in 15 yearly installments for SAMF and AST Retirement Plans and 10 yearly installments for VALIC Company I and VALIC Company II Retirement Plans.

[3]	Mr. Devin and Dr. Craven were elected to Board effective as of November 16, 2001. Mr. Burum, Mr. Devin, and Dr. Craven are not Trustees of AST.

As of July 15, 2007, the Trustees and officers of the Trust owned in the aggregate less than 1% of the total outstanding shares of each class of each Fund.

The following shareholders owned of record or beneficially 5% or more of the indicated Fund Class’s shares outstanding as of July 15, 2007:

NAME OF SHAREHOLDERS AND ADDRESS	FUND AND CLASS	Of Record or Beneficial Ownership	% OF OWNERSHIP
SunAmerica Focused Multi Asset Strategy Fund 2929 Allen Parkway Houston, TX 77019-2111	Strategic Bond Fund - Class A	Beneficial	17%
Merrill Lynch, Pierce, Fenner & Smith, Inc. for the sole benefit of its customers 4800 Deer Lake Drive East Jacksonville, FL 32246	Strategic Bond Fund Class A	Record	13%
Citigroup Global Markets, Inc. 333 W. 34th Street New York, NY 10001-2402	Strategic Bond Fund Class A	Record	5%
Citigroup Global Markets, Inc. 333 W. 34th Street New York, NY 10001-2402	Strategic Bond Fund Class B	Record	16%
Citigroup Global Markets, Inc. 333 W. 34th Street New York, NY 10001-2402	Strategic Bond Fund Class C	Record	17%
SunAmerica Focused Multi-Asset Strategy Fund 2919 Allen Parkway Houston, TX	GNMA Fund Class A	Beneficial	27%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	GNMA Fund Class A	Record	6%
Citigroup Global Market Inc. 333 W. 34th Street New York, NY 10001-2402	GNMA Fund Class B	Record	5%
Citigroup Global Market Inc. 333 W. 34th Street New York, NY 10001-2402	GNMA Fund Class C	Record	6%
Citigroup Global Market Inc. 333 W. 34th Street New York, NY 10001-2402	High Yield Bond Fund Class B	Record	10%
Citigroup Global Market Inc. 333 W. 34th Street New York, NY 10001-2402	High Yield Bond Fund Class C	Record	12%
Citigroup Global Market Inc. 333 W. 34th Street New York, NY 10001-2402	Tax Exempt Insured Fund Class C	Record	6%
Claire KOH 963C Heritage Hills Drive Somers, NY 10589	Tax Exempt Insured Fund Class C	Beneficial	7%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	Tax Exempt Insured Fund Class C	Record	5%
Raymond James 880 Cerillon Parkway PO Box 12749 St. Petersburg, FL 33733	Tax Exempt Insured Fund Class C	Record	5%
SunAmerica Focused Fixed Income and Equity Strategy Fund 2929 Allen Parkway Houston, TX 77019	U.S. Government Fund Class A	Beneficial	10%
Merrill Lynch, Pierce, Fenner & Smith, Inc. for the sole benefit of its customers 4800 Deer Lake Drive East Jacksonville, FL 32246	U.S. Government Fund Class A	Record	6%
Citigroup Global Market Inc. 333 W. 34th Street New York, NY 10001-2402	U.S. Government Fund Class C	Record	14%

A shareholder who owns beneficially, directly or indirectly, 25% or more of a Fund’s outstanding voting securities may be deemed to “control” (as defined in the 1940 Act) that Fund.

ADVISER, PERSONAL SECURITIES TRADING,

DISTRIBUTOR AND SERVICING AGENT

The Adviser. The Adviser, which was organized as a Delaware corporation in 1982, is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, and acts as adviser to each of the Funds pursuant to the Investment Advisory and Management Agreement dated January 1, 1999 (the “Advisory Agreement”) with the Trust, on behalf of each Fund. As of June 30, 2007, the Adviser managed, advised and/or administered approximately $56.2 billion of assets. The Adviser is a wholly owned subsidiary of AIG Retirement Services, Inc., which in turn is a wholly owned subsidiary of American International Group, Inc. (“AIG”).

AIG, a Delaware corporation, is a holding company that through its subsidiaries is primarily engaged in a broad range of insurance and insurance related activities and financial services in the U.S. and abroad. AIG, through its subsidiaries, is also engaged in a range of financial services activities.

Under the Advisory Agreement, the Adviser serves as investment adviser for, and selects and manages the investments of, each Fund except for those Funds for which the Adviser employs a Subadviser. The Adviser also provides various administrative services and supervises the Funds’ daily business affairs, subject to general review by the Trustees.

Except to the extent otherwise specified in the Advisory Agreement, each Fund pays, or causes to be paid, all other expenses of the Trust and each of the Funds, including, without limitation, charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Funds and their shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and SAIs regarding the Funds, and supplements thereto, to the shareholders of the Funds; all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing proxy statements and reports to shareholders; all expenses incident to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent registered public accounting firms; membership dues of industry associations; interest on borrowings of the Funds; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Trust’s operation.

The Subadviser for the High Yield Bond Fund, the Strategic Bond Fund and the Tax Exempt Insured Fund is AIG Global Investment Corp. (“AIGGIC”) pursuant to the Subadvisory Agreement dated January 1, 2002, and most recently renewed at a meeting of the Board on August 29, 2006. AIGGIC is located at 70 Pine Street, New York, NY 10270, and is responsible for investment decisions for the Funds. AIGGIC is an AIG SunAmerica affiliate and is a part of AIG Investments. AIG Investments comprises a group of international companies (including AIGGIC), which provide investment advice and market asset management products and services to clients around the world. As of March 31, 2007, AIGGIC managed approximately $670.4 billion, of which approximately $563 billion relates to AIG affiliates and $107.4 billion relates to client assets. These figures do not include assets subadvised to third party managers.

As compensation for its services to the Funds, the Adviser receives a fee from each Fund, payable monthly, computed daily at the following annual rates:

Fund	Fee
U.S. Government Securities Fund	0.65% of average daily net assets up to $200 million; 0.62% of the next $200 million; and 0.55% of average daily net assets in excess of $400 million.

GNMA Fund	0.55% of average daily net assets up to $25 million;
0.50% of the next $25 million; and 0.45% of average daily net assets in excess of $50 million.

Strategic Bond Fund	0.65% of average daily net assets up to $350 million; and 0.60% of average daily net assets in excess of $350 million.

High Yield Bond Fund	0.75% of average daily net assets up to $200 million;
0.72% of the next $200 million; and 0.55% of average daily net assets in excess of $400 million

Tax Exempt Insured Fund	0.50% of average daily net assets up to $350 million; and 0.45% of average daily net assets in excess of $350 million

The following table sets forth the total advisory fees received by the Adviser from each Fund pursuant to the Advisory Agreement for the fiscal years ended March 31, 2007, 2006 and 2005.

Advisory Fees

Fund	2007	2006	2005
U.S. Government Securities Fund	$1,122,507	$1,294,823	$1,484,291
GNMA Fund	$1,861,785	$2,166,733	$2,424,795
Strategic Bond Fund	$3,528,616	$1,362,193	$707,356
High Yield Bond Fund	$2,414,284	$2,295,706	$2,434,703
Tax Exempt Insured Fund	$315,937	$362,721	$412,187

Advisory Fees Waived

Fund	2007	2006	2005
U.S. Government Securities Fund	$0	$0	$0
GNMA Fund	$0	$0	$0
Strategic Bond Fund	$0	$0	$0
High Yield Bond Fund	$0	$0	$0
Tax Exempt Insured Fund	$0	$0	$0

Pursuant to the Subadvisory Agreement between AIG SunAmerica and AIGGIC with respect to the High Yield Bond Fund, Strategic Bond Fund and Tax Exempt Insured Fund, as compensation for its services to the Funds, AIGGIC receives a fee from AIG SunAmerica, payable monthly, computed daily at the following annual rates:

High Yield Bond Fund	0.450% on the first $200 million 0.350% on the next $300 million 0.300% thereafter

Strategic Bond Fund	0.350% on the first $200 million 0.250% on the next $300 million 0.200% thereafter

Tax Exempt Insured Fund	0.25% on the first $200 million 0.22% on the next $300 million 0.15% over $500 million

The following table sets forth the total subadvisory fees paid by AIG SunAmerica pursuant to the Subadvisory Agreement, for the fiscal years ended March 31, 2007, 2006 and 2005.

Subadvisory Fees

Fund	2007	2006	2005
Strategic Bond Fund	$1,559,937	$707, 545	$380,885
High Yield Bond Fund	$1,344,647	$1,286,836	$1,354,368
Tax Exempt Insured Fund	$157,969	$181,360	$206,094

Pursuant to an Expense Limitation Agreement, AIG SunAmerica is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed the amounts in the following table. These expense waivers and/or fee reimbursements will continue indefinitely, subject to termination by the Trustees, including the Disinterested Trustees.

	Annual Total Fund Operating Expenses (as a percentage of average daily net assets)
Portfolio	Class A	Class B	Class C
Strategic Bond Fund	1.40%	2.05%	2.05%
High Yield Bond Fund	1.36%	2.01%	2.01%
U.S. Government Securities Fund	0.99%	1.64%	1.64%
GNMA Fund	0.99%	1.64%	1.64%

AIG SunAmerica also may voluntarily waive and/or reimburse additional amounts to increase the investment return to a Fund’s investors. AIG SunAmerica is voluntarily waiving its fees and/or reimbursing expenses so that the Total Annual Fund Operating Expenses for the Class C shares of the Tax Exempt Insured Fund do not exceed 1.95%. This fee waiver arrangement may be terminated at any time at the option of AIG SunAmerica.

Further, any waivers or reimbursements made by AIG SunAmerica with respect to the U.S. Government Securities Fund and the GNMA Fund are subject to recoupment from that Fund within the following two years, provided that the Fund is able to effect such payment to AIG SunAmerica and remain in compliance with the foregoing contractual expense limitations. The potential reimbursements are accounted for as possible contingent liabilities that are not recordable on the balance sheet of a Fund until collection is probable, but appear as footnote disclosure to each Fund’s financial statements. At such time as it appears probable that a Fund is able to effect such reimbursement and that AIG SunAmerica intends to seek such reimbursement, the amount of the reimbursement will be accrued as an expense of the Fund for that current period.

The Adviser made the following expense reimbursement for the fiscal years ended March 31, 2007, 2006 and 2005:

Expense Reimbursements

Fund	2007	2006	2005
Strategic Bond Fund	—	$707	$31,223
High Yield Bond Fund	$313,242	$370,814	$240,077
U.S. Government Securities Fund	$669,714	$753,137	$915,381
GNMA Fund	$630,369	$686,775	$905,003
Tax Exempt Insured Fund	$4,056	$10,386	$5,550

Additional Information about the Portfolio Managers

Other Accounts Managed by AIG SunAmerica’s and AIGGIC’s Portfolio Manager

The following table indicates the type, name, and total assets of other accounts of which each Portfolio Manager has day-to-day responsibilities as of March 31, 2007. These accounts include, Registered Investment Companies (“RIC”), Other Pooled Investments (“OPI”) (hedge funds, private institutional accounts, etc.), and Other Accounts (“OA”).

Other Accounts
			Number of Other Accounts Managed and Total Asset (in millions) by Account			Number of Accounts and Total Assets (in millions) for Which Advisory Fee is Performance Based
Fund	Adviser/ Subadviser	Portfolio Manager	RIC	OPI	OA	RIC	OPI	OA
U.S. Government Securities Fund	AIG SunAmerica	M. Cheah	$3 565.4	0 N/A	0 N/A	0 N/A	0 N/A	0 N/A
GNMA Fund	AIG SunAmerica	M. Cheah	$3 344.6	0 N/A	0 N/A	0 N/A	0 N/A	0 N/A
Strategic Bond Fund	AIGGIC	M. Meyer	$2 972.1	$1 69	0 N/A	0 N/A	0 N/A	0 N/A
		B. Peterman	$15 1,306.3	$2 75.5	$8 10,285.5	0 N/A	0 N/A	0 N/A
		J. Yanovic	$15 1,306.3	$2 75.5	$8 10,285.5	0 N/A	0 N/A	0 N/A
		T. Lindvall	$15 1,306.3	$2 75.5	$8 10,285.5	0 N/A	0 N/A	0 N/A
		R. Davis	$11 387.9	$1 8.3	$8 415.9	0 N/A	0 N/A	0 N/A
		R. Mittal	$7 259.6	$5 1,158.2	$19 2,562.5	0 N/A	0 N/A	0 N/A
		R. Vandem Assem	$12 1,698.4	$5 966	$21 2,876.7	0 N/A	0 N/A	0 N/A
		A. King	$2 114.1	$7 966.2	3 1,649.2	0 N/A	0 N/A	0 N/A
High Yield Bond Fund	AIGGIC	B. Peterman	$15 1,306.3	$2 75.5	$8 10,285.5	0 N/A	0 N/A	0 N/A
		J. Yanovic	$15 1,306.3	$2 75.5	$8 10,285.5	0 N/A	0 N/A	0 N/A
		T. Lindvall	$15 1,306.3	$2 75.5	$8 10,285.5	0 N/A	0 N/A	0 N/A
Tax Exempt Insured Fund	AIGGIC	J.H. Bryan	$2 161.6	0 N/A	$65 62,847.4	0 N/A	0 N/A	0 N/A
		G. Cornell	$2 161.6	0 N/A	$65 62,847.4	0 N/A	0 N/A	0 N/A
		P. Stevenson	$2 161.6	0 N/A	$65 62,847.4	0 N/A	0 N/A	0 N/A

Fund Ownership

The following table indicates the number of shares/units of the Fund beneficially owned by Mr. Cheah as of March 31, 2007.

Name of Portfolio Manager	Number of Shares/ Units of the Fund Beneficially Owned	Approximate value of Shares/Units owned (as of Fund’s Fiscal Year End)
Michael Cheah	None	None

AIG SunAmerica’s Portfolio Manager Compensation

AIG SunAmerica believes that it offers a highly competitive compensation structure that enables it to attract and retain highly qualified investment professionals. AIG SunAmerica’s portfolio managers’ compensation has both a salary and bonus component. The salary is a fixed annual salary, and is not based on performance. The bonus component is discretionary and based on the factors discussed below. Each portfolio manager is eligible to receive a bonus up to an amount equal to 300% of their salary. The bonus components of the portfolio managers’ salary are based on both the Fund’s individual performance and the organizational performance of AIG SunAmerica and the investment department. The performance of each Fund, or Funds, managed by a portfolio manager constitutes seventy-five percent (75%) of the portfolio manager’s total eligible bonus. It is determined by each Fund’s total return, net of fees, relative to the one-year and three year Lipper rankings. The amount of the individual performance bonus ranges from zero to two hundred and twenty-five percent (0%-225%) of the portfolio managers’ base salary.

The organizational performance component of the portfolio managers’ bonus constitutes twenty-five percent (25%) of their total eligible bonus. This portion of the bonus ranges from zero percent up to seventy-five percent (0% - 75%) of his base salary. There are four factors which are used in determining the organizational component of the portfolio managers’ bonus: (1) overall profitability of AIG SunAmerica; (2) each portfolio manager’s overall engagement of the investment process; (3) the construction of the portfolio manager’s Fund and exposure to risk; and (4) the portfolio manager’s participation in other activities on behalf of AIG SunAmerica. A portion of the bonus is deferred for three years and may be invested, at the direction of the portfolio manager, into a variety of funds advised by AIG SunAmerica, including funds managed by the portfolio manager. In addition, AIG SunAmerica may award restricted stock units to a portfolio manager who consistently meets or exceeds relative performance criteria.

A portion of the bonus is deferred for three years and may be invested, at the direction of the portfolio manager, into a variety of the firm’s fund offerings, including funds managed by the portfolio manager. In addition, AIG SunAmerica may award restricted stock units to a portfolio manager who consistently meets or exceeds relative performance criteria.

Potential Conflicts of Interest

As shown in the tables above, the portfolio managers are responsible for managing other accounts for multiple clients, including affiliated clients, (“Other Client Accounts”) in addition to the Funds. In certain instances, conflicts may arise in their management of a Fund and such Other Client Accounts. The portfolio managers aim to conduct their activities in such a manner that permits them to deal fairly with each of their clients on an overall basis in accordance with applicable securities laws and fiduciary obligations.

•

Trade Allocations. One situation where a conflict may arise between a Fund and Other Client Accounts is in the allocation of trades among the Fund and the Other Client Accounts. For example, the Adviser or the Subadviser may determine that there is a security that is suitable for a Fund as well as for Other Client Accounts which have a similar investment objective. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security, which may adversely affect the value of securities held by the Fund. The Funds, the Adviser and the Subadviser have adopted policies and procedures regarding the allocation of trades and brokerage, which the Fund, the

Adviser and the Subadviser believe address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients). The policies and procedures generally require that securities be allocated among the Funds and Other Client Accounts in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

•

Allocation of Portfolio Managers’ Time. The portfolio managers’ management of the Funds and Other Client Accounts may result in the portfolio manager devoting a disproportionate amount of time and attention to the management of a Fund and Other Client Accounts if the Funds and Other Client Accounts have different objectives, benchmarks, time horizons, and fees. Generally, the Adviser and/or the Subadviser, as the case may be, seek to manage such competing interests for the time and attention of the portfolio managers. Although the Adviser and the Subadviser do not track the time a portfolio manager spends on the Fund or a single Other Client Account, they do periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of such portfolio manager’s accounts. In certain instances, portfolio managers may be employed by two or more employers.

•

Personal Trading by Portfolio Managers. The management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While generally, the Advisers’ and Subadvisers’ Codes of Ethics will impose limits on the ability of a portfolio manager to trade for his or her personal account, especially where such trading might give rise to a potential conflict of interest, there is no assurance that the Adviser’s and Subadvisers’ Codes of Ethics will eliminate such conflicts.

Fund Ownership

The following table indicates the number of shares of the Fund beneficially owned by the AIGGIC portfolio managers and the value of those shares as of March 31, 2007.

Name of Portfolio Manager	Number of Shares/Units of the Fund Beneficially Owned	Approximate value of Shares/Units owned (as of Fund’s Fiscal Year End)
Bryan Petermann	None	N/A
John Yovanovic	None	N/A
Tim Lindvall	None	N/A
Raphael Davis	None	N/A
Anthony King	None	N/A
Rajeev Mittal	None	N/A
Robert Vanden Assem	None	N/A
J. Hutchinson Bryan	None	N/A
Geoffrey Cornell	None	N/A
Peter Stevenson	None	N/A
Matthew Meyer	None	N/A

AIGGIC Portfolio Manager Compensation

Compensation for AIGGIC portfolio managers has both a salary and a bonus component. The compensation structure described below is utilized for both the Registered Investment Companies and all other accounts aforementioned. The salary component is a fixed annual base salary, which is generally based upon several factors, including experience and market levels of salary for such position. The bonus component is generally calculated as follows: 60% is linked to the management of a portfolio managers funds; 20% of the bonus is determined by the overall profitability of AIGGIC; and the final 20% is determined on a discretionary basis. For the 60% component, the measures for a portfolio manager may vary according to the day-to-day responsibilities of a particular portfolio manager. The measures comprise any combination of (a) total return measures, (b) benchmark measures and (c) peer group measures. Any long-term compensation may include stock options and restricted stock units, both having vesting schedules. The portfolio managers are currently compensated based on 1-year, 2-year, and 3-year performance, which is reviewed annually. Determination of the performance portion of the compensation is measured on a pre-tax basis and includes such factors as portfolio returns relative to benchmark indices default losses, impaired sales and other criteria. Any long-term compensation, including stock options, is not performance based, but is distributed on certain vesting dates.

Personal Securities Trading. The Trust, AIG SunAmerica and the Distributor have adopted a written Code of Ethics (the “AIG SunAmerica Code”) pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics restrict the personal investing by certain access persons of the Funds in securities that may be held or purchased by the Funds to ensure that such investments do not disadvantage the Funds. AIG SunAmerica reports to the Board of Trustees on a quarterly basis as to whether there were any violations of the AIG SunAmerica Code by Access Persons of the Trust or AIG SunAmerica during the quarter. The AIG SunAmerica Code is filed as exhibits to the Funds’ registration statement and instructions concerning how these documents can be obtained may be found on the back cover of the Funds’ Prospectus.

AIGGIC has adopted a written Code of Ethics, and has represented that the provisions of such Code of Ethics are substantially similar to those in the AIG SunAmerica Code. Further, AIGGIC reports to AIG SunAmerica on a quarterly basis as to whether there were any Code of Ethics violations by employees thereof who may be deemed Access Persons of the Trust insofar as such violations related to the Trust. In turn, AIG SunAmerica reports to the Board of Trustees as to whether there were any violations of the AIG SunAmerica Code by Access Persons (as defined in the AIG SunAmerica Code) of the Trust or AIG SunAmerica.

The Distributor

The Trust, on behalf of each Fund, has entered into a distribution agreement (the “Distribution Agreement”) with AIG SunAmerica Capital Services, Inc. (“SACS” or the “Distributor”), a registered broker-dealer and an indirect wholly owned subsidiary of AIG, to act as the principal underwriter in connection with the continuous offering of each class of shares of each Fund. The address of the Distributor is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of the Funds through its registered representatives and authorized broker-dealers. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing prospectuses, annual reports and other periodic reports respecting each Fund, for distribution to persons who are not shareholders of such Fund and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by the Funds (see “Distribution Plans” below).

The Distribution Agreement continues in effect from year to year, with respect to each Fund, if such continuance is approved at least annually by vote of a majority of the Trustees, including a majority of the Disinterested Trustees. The Trust or the Distributor each has the right to terminate the Distribution Agreement with respect to a Fund on 60 days' written notice, without penalty. The Distribution Agreement automatically terminates with respect to each Fund in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

The Distributor may, from time to time, pay additional commissions or promotional incentives to brokers, dealers or other financial services firms that sell shares of the Fund. In some instances, such additional commissions, fees or other incentives may be offered only to certain firms, including Royal Alliance Associates, Inc., AIG Financial Advisors, Financial Service Corporation and Advantage Capital Corporation, AIG Equity Sales Corp., AIG Financial Securities, Inc., AIG International Securities, Inc., Pembrook Securities, Inc., American General Securities Inc., American General Financial Advisors, Inc., The Variable Annuity Marketing Company, American General Distributors, Inc., American General Funds Distributors, Inc., AGF Investment Corp., and Franklin Financial Services Corporation, affiliates of the Distributor, that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or of other funds underwritten by the Distributor. In addition, the terms and conditions of any given promotional incentive may differ from firm to firm. Such differences will, nevertheless, be fair and equitable, and based on such factors as size, geographic location, or other reasonable determinants, and will in no way affect the amount paid by any investor.

Distribution Plans. As indicated in the Prospectus, the Trustees of the Trust and the shareholders of each class of shares of each Fund have adopted Distribution Plans (the “Class A Plan,” the “Class B Plan,” and the “Class C Plan,” and, collectively, the “Distribution Plans”). Reference is made to “Fund Management” in the Prospectus for certain information with respect to the Distribution Plans.

Under the Class A Plan, the Distributor may receive payments from a Fund at an annual rate of 0.10% of average daily net assets of such Fund's Class A shares to compensate the Distributor and certain securities firms for providing sales and promotional services for distributing that class of shares. Under the Class B and Class C Plans, the Distributor may receive payments from a Fund at the annual rate of 0.75% of the average daily net assets of such Fund's Class B and Class C shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under any of the Distribution Plans will exceed the Distributor's distribution costs as described above. The Distribution Plans provide that each class of shares of each Fund may also pay the Distributor an account maintenance and service fee of up to 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. In this regard, some payments are used to compensate broker-dealers with account maintenance and service fees in an amount up to 0.25% per year of the assets maintained in a Fund by their customers.

The following table sets forth the distribution and account maintenance fees the Distributor received from the Funds for the fiscal years ended March 31, 2007, 2006 and 2005.

Distribution and Account Maintenance Fees

	2007			2006			2005
Fund	Class A	Class B	Class C	Class A	Class B	Class C	Class A	Class B	Class C*
U.S. Government Securities Fund	$515,046	$168,580	$86,798	$580,613	$241,436	$94,005	$654,699	$306,113	$120,561
GNMA Fund	$1,065,614	$657,301	$352,101	$1,162,687	$915,278	$491,510	$1,182,805	$1,170,011	$672,154
Strategic Bond Fund	$1,278,867	$504,536	$1,433,116	$359,559	$426,691	$641,679	$163,087	$358,559	$245,975
High Yield Bond Fund	$670,556	$522,532	$832,021	$581,258	$561,024	$669,076	$428,047	$673,872	$569,973
Tax Exempt Insured Fund	$185,425	$58,351	$43,738	$207,486	$79,326	$53,298	$226,047	$119,819	$58,709

*	Effective February 23, 2004, Class II was redesignated to Class C.

Continuance of the Distribution Plans with respect to each Fund is subject to annual approval by vote of the Trustees, including a majority of the Disinterested Trustees. A Distribution Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to a class of shares of a Fund, without approval of the shareholders of the affected class of shares of the Fund. In addition, all material amendments to the Distribution Plans must be approved by the Trustees in the manner described above. A Distribution Plan may be terminated at any time with respect to a Fund without payment of any penalty by vote of a majority of the disinterested Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected class of shares of the Fund. So long as the Distribution Plans are in effect, the election and nomination of the disinterested Trustees of the Trust shall be committed to the discretion of the Disinterested Trustees. In the Trustees' quarterly review of the Distribution Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the Distribution Plans. In their consideration of the Distribution Plans with respect to a Fund, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Fund and the shareholders of the relevant class of the Fund.

The Servicing Agent. The Trust has entered into a service agreement (the “Service Agreement”), under the terms of which AIG SunAmerica Fund Services, Inc. (“SAFS” or the “Servicing Agent”) an affiliate of AIG SunAmerica, acts as a servicing agent assisting State Street Bank and Trust Company (“State Street”) in connection with certain services offered to the shareholders of each of the Funds. Under the terms of the Service Agreement, SAFS may receive reimbursement of its costs in providing such shareholder services. SAFS is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

The Service Agreement continues in effect from year to year provided that such continuance is approved annually by vote of a majority of the Trustees including a majority of the Disinterested Trustees.

Pursuant to the Service Agreement, as compensation for services rendered, SAFS receives a fee from the Trust, computed and payable monthly based upon an annual rate of 0.22% of average daily net assets for Class A, Class B and Class C. From this fee, SAFS pays a fee to State Street, and its affiliate, Boston Financial Data Services (“BFDS” and with State Street, the “Transfer Agent”) (other than out-of-pocket charges of the Transfer Agent which are paid by the Trust). The out-of-pocket charges of the Transfer Agent include charges for services relating to anti-money laundering procedures under the USA PATRIOT Act of 2001, as amended. For further information regarding the Transfer Agent, see the section entitled “Additional Information” below.

Service Fees

Portfolio	2007	2006	2005
U.S Government Securities Fund	$379,926	$436,045	$505,393
GNMA Fund	$891,882	$1,037,800	$1,167,113
Strategic Bond Fund	$1,230,142	$459,776	$235,510
High Yield Bond Fund	$719,493	$634,716	$542,704
Tax Exempt Insured Fund	$139,012	$159,074	$181,362

PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting Responsibility. The Trust has adopted policies and procedures for the voting of proxies relating to portfolio securities. The policies and procedures were drafted according to recommendations by a proxy voting committee composed of senior management of the Trust and the Trust’s investment adviser. (i.e., representatives from the investment, legal and compliance departments). The policies and procedures enable the Trust to vote proxies in a manner consistent with the best interests of the Trust’s shareholders.

The Trust has retained a proxy voting service, Institutional Shareholder Services (“ISS”), to effect votes on behalf of the Trust according to the Trust’s policies and procedures, and to assist the Trust with certain responsibilities including record keeping of proxy votes.

Except as otherwise noted below regarding case-by-case voting matters and when conflicts of interest arises, neither AIG SunAmerica nor any subadviser has discretion concerning proxy voting decisions.

Company Management Recommendations. When determining whether to invest in the securities of a particular company, one of the key factors a portfolio manager considers is the quality and depth of the company’s management. In holding portfolio securities, the Trust is seeking to maximize the investment value for shareholders, but not necessarily exercise control over the issuers of portfolio securities or otherwise advance a particular social agenda. The Trust’s policies and procedures therefore provide that the Trust will generally vote in support of management recommendations on most corporate matters. When a Fund’s portfolio manager is dissatisfied with a company’s management, the Fund typically will sell the holding.

Case-By-Case Voting Matters. The policies and procedures identify certain voting matters that will be decided on a case-by-case basis. The Proxy Voting Committee has established proxy voting guidelines. In these circumstances, the Funds may request the guidance or recommendation from the Proxy Voting Committee, the independent proxy voting agent, the portfolio manager or other appropriate personnel of AIG SunAmerica and/or the subadviser of a Fund. In these instances, such person(s) will recommend the vote that will maximize value for, and is in the best interests of, the Trust’s shareholders.

Examples of the Trust’s Positions on Voting Matters. Consistent with the approaches described above, the following are examples of the Trust’s voting positions on specific matters:

•	Vote with management recommendations on most corporate matters;

•	Vote on a case-by-case basis on proposals to increase or decrease authorized common stock;

•	Vote on a case-by-case basis on mutual fund matter shareholder proposals to terminate the investment adviser;

•	Vote against the authorization of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock);

•	Vote on a case-by-case basis regarding finance, merger and acquisition matters;

•	Abstain from voting on social responsibility or environmental matters, unless the Fund’s objective is directly related to the social or environmental matter in question;[9]

•	Not vote proxies for index funds/portfolios and passively managed funds/portfolios;[10]

•	Vote on a case-by-case basis on equity compensation plans.

Conflicts of Interest. Members of the proxy voting committee will resolve conflicts of interest presented by a proxy vote. In practice, application of the Trust’s proxy voting policies and independent third party will in most instances adequately address any possible conflicts of interest, as the policies and procedures were pre-determined by the Proxy Voting Committee, and votes are effected according to the policies and procedures or recommendations of the

[9]

In these circumstances, the Trust will consider the effect that the vote’s outcome may have on the issuing company and the value of its securities as part of the Fund’s overall investment evaluation of whether to retain or sell the company’s securities. The Trust will either retain or sell the securities according to the best interests of the Trust’s shareholders.

[10]

The Board of the Trustees has determined that the costs of voting proxies for index and passively managed funds will generally outweigh any benefits that may be achieved by voting such proxies because the outcome will not directly affect whether the fund retains a particular security. That is, the fund will retain or sell a particular security based on objective, rather than subjective, criteria. For example, in the case of an index fund, the fund will make a determination to retain or sell a security based on whether the index retains or deletes the security.

independent proxy voting agent. Also, the proxy committee consists of members who are not involved in marketing or other business units that may be likely to present conflicts.

However, if a situation arises where a vote presents a conflict between the interests of the Trust’s shareholders and the interests of AIG SunAmerica, the Trust’s principal underwriter, or one of AIG SunAmerica’s or the underwriter’s affiliates, and the conflict is known to the Proxy Voting Committee, the Committee will consult with a Trustee who is not an “interested person,” as that term is defined in the 1940 Act, time permitting, before casting the vote to ensure that the Trust votes in the best interest of its shareholders. Any individual with a known conflict may be required by the proxy voting committee to recuse himself or herself from being involved in the proxy voting decision. Senior management, including the proxy voting committee, will evaluate the situation and ensure that the Trust selects the vote that is in the best interests of the Trust’s shareholders.

Proxy Voting Records. The independent Proxy Voting agent will be responsible for documenting its basis for any determination to vote in a non-uniform or contrary manner, as well as, for ensuring the maintenance of records for each proxy vote cast on behalf of the Trust. Pursuant to SEC requirements, beginning in August of 2004, on an annual basis the Trust makes available on its website its proxy voting record for the one-year period ending on June 30th. The proxy voting record will also be available on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES

The Board of Trustees has adopted policies and procedures relating to disclosure of the Funds’ securities. These policies and procedures govern when and by whom portfolio holdings information will be publicly disclosed or made available to nonaffiliated third parties. Unless a Fund’s portfolio holdings information have been publicly disclosed, it is the Funds’ policy that their portfolio holdings information will not be provided to a third party unless there is a legitimate business purpose for providing this information, subject to certain other conditions described below or as set forth in the Funds’ policy.

The Funds’ complete portfolio holdings are publicly available via SEC filings made by the Funds on a fiscal quarterly basis. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Funds’ fiscal quarters.

In addition, the Funds’ top-ten holdings information will be made available on the Funds’ website on a monthly basis. The Funds’ top-ten holdings at the end of each month will be posted on the first business day following the 15th day of the following month.

Portfolio holdings information shall not be publicly disclosed until the information is at least 15 days old, unless otherwise approved by the Adviser’s Legal Department. The Funds and their affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of a portfolio holdings information.

Before any non-public disclosure of information about a Fund’s holdings is permitted, an employee of the Adviser seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must then be submitted to the Legal and/or Compliance departments of the Adviser. The

Fund’s Chief Compliance Officer or the Adviser’s Legal Department may approve the request if it is determined that there is a legitimate business purpose for the disclosure of such information to the third party and it is determined that no material conflicts between the Fund’s shareholders and the Fund’s affiliates exist. To find that there is a legitimate business purpose, it must be determined that the selective disclosure of portfolio holdings information is necessary to the Fund’s operation or is in the Fund’s best interest. If the request is approved, the third party must execute a confidentiality agreement governing the third party’s duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential, and to not use the information for purposes of trading in the shares of the Fund for any reason.

Non-public holdings information may be provided to the Funds’ service providers on an as-needed basis in connection with the services provided to the Funds by such service providers. Information may be provided to these parties without a time lag. Service providers that may be provided with information concerning the Funds’ holdings include the Adviser and its affiliates, legal counsel, independent registered public accounting firms, custodian, fund accounting agent, financial printers, proxy voting service providers and broker-dealers who are involved in executing portfolio transactions on behalf of the Funds. Portfolio holdings information may also be provided to the Funds’ Board. The entities to which the Funds’ provides portfolio holdings information either by explicit arrangement or by virtue of their respective duties to the Funds as required to maintain the confidentiality of the information provided.

At each quarterly meeting of the Board, the Adviser shall present the Board with a report disclosing the addition of any organization or individual that has been approved to receive non-public portfolio holdings of the Funds and the purpose for such disclosure.

Each of the below listed third parties have been informed of their duty of confidentiality and have been approved to receive information concerning the Funds’ holdings:

1.	Subadviser. The Subadviser is continuously provided with the entire portfolio holdings for each Fund that it subadvises on a daily basis.

2.	PricewaterhouseCoopers LLP(“PwC”). PwC is provided with entire portfolio holdings information during periods in which it performs its audits or reviews of the Funds’ financial statements. PwC does not disclose to third parties information regarding the Funds’ holdings.

3.	State Street. State Street, as custodian to the Funds, has daily access to the entire holdings of each Fund. State Street does not disclose or release information regarding the Funds’ holdings except as instructed by the Funds.

4.

Lipper, Inc. (“Lipper”) The Performance Measurement Group discloses the entire portfolio holdings information for each Fund on a monthly basis, this information is disclosed approximately fifteen (15) days after the month end. Lipper analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Fund’s asset class and category in order to place each Fund in the appropriate peer group. Lipper does not disclose the entire portfolio holdings of each Fund, but does disclose the information listed above. This information is made available to Lipper subscribers approximately sixty (60) days after the receipt of information from the Fund.

5.	Morningstar, Inc. (“Morningstar”). Morningstar is a subscription-based service, though certain information regarding stocks and retail mutual funds may be accessed through its web site at no charge. Information regarding the Funds are available only with a subscription. State Street forwards entire portfolio holdings information to Morningstar on a monthly basis, approximately thirty (30) days after each month end. Morningstar analyzes the information to produce various reports that contain statistical measures and other portfolio information (including equity style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.). Through Morningstar’s DataLab product, entire portfolio holdings information is available to subscribers approximately one week after Morningstar’s receipt of the information. Other Morningstar subscription-based products provide statistical measures and portfolio information generally between fifteen (15) to thirty (30) days after its receipt of such information.

6.	S&P. The Performance Measurement Group discloses the entire portfolio holdings information for each Fund on a quarterly basis, approximately thirty (30) days after the month end. S&P analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Fund’s asset class and category in order to place each Fund in the appropriate peer group. S&P does not disclose the entire portfolio holdings of each Fund, but does disclose the information listed above. This information is made available to S&P subscribers approximately sixty (60) days after the receipt of information from the Fund.

7.	Bloomberg LLP (“Bloomberg”). The Performance Measurement Group discloses the entire portfolio holdings information for each Fund on a quarterly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Bloomberg’s various databases within one (1) to fourteen (14) days of its receipt.

8.	Thompson Financial. The Performance Measurement Group discloses the entire portfolio holdings information for each Fund on a monthly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Thompson Financial’s various databases within a couple days of its receipt.

9.	Financial Printers. Fund Accounting provides various financial printers with portfolio holdings information between thirty (30) and sixty (60) days after each portfolio’s fiscal quarter. Financial printers assist the Funds with the filing of their annual and semi-annual shareholder reports and quarterly regulatory filings with the SEC and the printing of shareholder reports for distribution to participants. Financial printers do not disclose the information publicly other than to file the document on the SEC’s EDGAR database.

10.

Investment Company Institute (“ICI”). Fund Accounting provides the ICI with certain holdings information (top 10 holdings, sector weighting and asset categories) regarding the Funds on a quarterly basis, approximately fifteen (15) days after the quarter end. The

ICI uses this information for survey purposes and does not disclose a particular Fund’s holding information publicly.

11.	Plexus Group (“Plexus”). State Street provides purchase and sale information with respect to each Fund’s equity securities on a quarterly basis approximately fifteen (15) days after the quarter end. Plexus analyzes the information to produce reports containing brokerage execution statistics and comparisons. These reports are provided to the Funds and Plexus does not disclose publicly the information they receive or the reports they prepare. AIG SunAmerica’s contract with Plexus includes a confidentiality clause.

12.	Manhattan Creative Partners (d/b/a “Diligent”). Marketing provides Diligent with entire portfolio holdings on a monthly basis approximately seven (7) days as of the month end. Diligent services the website of the retail funds advised by AIG SunAmerica. Diligent also hosts the Board’s online meeting materials.

13.	Marketing Firms. Our Marketing Group provides portfolio holding information to various marketing firms, including PeachTree Enterprises, Primelook, Inc., Royal Impressions, Wilmedia, Hartshorn Communications, JDP Marketing Services, and Molly Hart, with portfolio holding information. Depending on the Funds and the marketing firm, the Marketing Group provides information on a monthly, quarterly, or on an as needed basis, generally within seven (7) days of the period end. Generally, these marketing firms are responsible for the design and/or printing of sales literature on behalf of the Funds or assist in the preparation of the MD&A section and shareholder letters to the annual and semi-annual reports. They do not publicly disclose the Funds’ portfolio holdings information and are subject to confidentiality provisions in our agreements with them.

14.	Institutional Shareholder Services (“ISS”). ISS downloads portfolio information as needed (i.e. custodian identification number, security identification number, share position and description of the security) through State Street Insight System. This information is used for the purposes of voting proxies and filing claims for participation in various securities litigation on behalf of the Funds and is not publicly disclosed. AIG SunAmerica’s contract with ISS includes confidentiality disclosure.

FUND TRANSACTIONS AND BROKERAGE

The Adviser is responsible for decisions to buy and sell securities for each Fund, selection of broker-dealers and negotiation of commission rates. Purchases and sales of securities on a securities exchange are effected through brokers-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of the Adviser.

In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

The primary consideration of the Adviser in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. The Adviser may, however, select broker-dealers that provide it with research services – analyses and reports concerning issuers, industries, securities, economic factors and trends – and may cause a Fund to pay such broker-dealers commissions which exceed those that other broker-dealers may have charged, if in their view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Certain research services furnished by brokers may be useful to the Adviser with respect to clients other than the Trust and may not be used in connection with the Trust. No specific value can be determined for research services furnished without cost to the Adviser by a broker. The Adviser is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser’s research and analysis. Therefore, it may tend to benefit the Funds by improving the quality of the Adviser’s investment advice. The investment advisory fees paid by the Funds are not reduced because the Adviser receives such services. When making purchases of underwritten issues with fixed underwriting fees, the Adviser may designate the use of broker-dealers who have agreed to provide the Adviser with certain statistical, research and other information.

Although the objectives of other accounts or investment companies which the Adviser manages may differ from those of the Funds, it is possible that, at times, identical securities will be acceptable for purchase by one or both of the Funds and one or more other accounts or investment companies which the Adviser manages. However, the position of each account or company in the securities of the same issue may vary with the length of the time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of one or more of the Funds and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser. The Adviser may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission. However, simultaneous transactions could adversely affect the ability of a Fund to obtain or dispose of the full amount of a security, which it seeks to purchase or sell, or the price at which such security can be purchased or sold.

For the fiscal years ended March 31, 2007, 2006, and 2005, the Funds paid $13,514, $57,697 and $0, respectively, in brokerage commissions:

The following table sets forth each Fund’s holdings of securities of the Trust’s regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents as of March 31, 2007.

Fund	Broker Dealer	Amount($) (000’s)	Debt/Equity
U.S. Government Securities Fund	None	N/A	N/A
GNMA Fund	None	N/A	N/A
Strategic Bond Fund	Bank of America	$435	Debt

	J.P. Morgan ChaseBank, Inc.	$652	Debt
	Merrill Lynch Mtg. Investors, Inc.	$2,331	Debt
	Morgan Stanley Capital 1	$3,485	Debt
	State Street Bank & Trust Co.	$5,301	Debt
High Yield Bond Fund	None	N/A	N/A
Tax Exempt Insured Fund	None	N/A	N/A

ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES

Information regarding the purchase of share is located in the Shareholder Account Information section of the Funds’ Prospectus and is hereby incorporated by reference.

Upon making an investment in shares of a Fund, an open account will be established under which shares of such Fund and additional shares acquired through reinvestment of dividends and distributions will be held for each shareholder’s account by the Transfer Agent. Shareholders will not be issued certificates for their shares unless they specifically so request in writing, but no certificate is issued for fractional shares. Shareholders receive regular statements from the Transfer Agent that report each transaction affecting their accounts. Further information may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

Shareholders who have met the Funds’ minimum initial investment may elect to have periodic purchases made through a dollar cost averaging program. Dollar cost averaging does not assure a profit or protect against loss in a declining market. Since this strategy involves continuous investments, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels. At the shareholder’s election, such purchases may be made from his or her bank checking or savings account on a monthly, quarterly, semi-annual or annual basis.

Shares of each of the Funds are sold at the respective net asset value next determined after receipt of a purchase order, plus a sales charge, which, at the election of the investor, may be imposed: (i) at the time of purchase (Class A shares); or (ii) on a deferred basis (Class B, Class C and certain Class A shares). Class C shares, previously designated as Class II shares, had sales charges imposed on a deferred basis with a front-end sales load prior to their redesignation. Reference is made to “Shareholder Account Information” in the Prospectus for certain information as to the purchase of Fund shares.

The following tables set forth the front-end sales charges with respect to Class A and Class C shares of each Fund, the amount of the front-end sales charges which was reallowed to affiliated broker-dealers, and the contingent deferred sales charges with respect to Class A, Class B and Class C shares of each Fund, if any, received by the Distributor for the fiscal years ended March 31, 2007, 2006 and 2005.

2007

Fund	Front-End Sales Concessions Class A Shares	Amount Class A Reallowed to Affiliated Broker-Dealers	Amount Class A Reallowed to Non-Affiliated Broker-Dealers	Contingent Deferred Sales Charge Class A Shares	Contingent Deferred Sales Charge Class B Shares
U.S. Government Securities Fund	$121,989	$9,990	$90,771	$1,288	$63,849
GNMA Fund	$91,347	$28,278	$47,210	$4,796	$230,339
Strategic Bond Fund	$1,110,696	$137,002	$787,540	$2,889	$100,970
High Yield Bond Fund	$1,016,367	$95,124	$748,659	$5,594	$121,825
Tax Exempt Insured Fund	$35,371	$11,753	$17,310	$—	$16,691

Fund	Front-End Sales Concessions Class C Shares	Amount Class C Reallowed to Affiliated Broker-Dealers	Amount Class C Reallowed to Non-Affiliated Broker-Dealers	Contingent Deferred Sales Charge Class C Shares
U.S. Government Securities Fund	$—	$—	$—	$1,243
GNMA Fund	$—	$—	$—	$3,138
Strategic Bond Fund	$—	$—	$—	$45,025
High Yield Bond Fund	$—	$—	$—	$23,953
Tax Exempt Insured Fund	$—	$—	$—	$209

2006

Fund	Front-End Sales Concessions Class A Shares	Amount Class A Reallowed to Affiliated Broker-Dealers	Amount Class A Reallowed to Non-Affiliated Broker- Dealers	Contingent Deferred Sales Charge Class A Shares	Contingent Deferred Sales Charge Class B Shares
U.S. Government Securities Fund	$38,080	$11,285	$21,043	$2,078	$84,365

GNMA Fund	$146,386	$41,234	$80,524	$4,322	$395,770
Strategic Bond Fund	$864,484	$120,066	$596,077	$511	$102,979
High Yield Bond Fund	$644,473	$60,955	$474,883	$9,066	$214,471
Tax Exempt Insured Fund	$33,877	$14,698	$13,341	$—	$26,034

Fund	Front-End Sales Concessions Class C Shares	Amount Class C Reallowed to Affiliated Broker- Dealers	Amount Class C Reallowed to Non-Affiliated Broker- Dealers	Contingent Deferred Sales Charge Class C Shares
U.S. Government Securities Fund	$—	$—	$—	$1,057
GNMA Fund	$—	$—	$—	$13,247
Strategic Bond Fund	$—	$—	$—	$20,178
High Yield Bond Fund	$—	$—	$—	$36,537
Tax Exempt Insured Fund	$—	$—	$—	$153

2005

Fund	Front-End Sales Concessions Class A Shares	Amount Class A Reallowed to Affiliated Broker-Dealers	Amount Class A Reallowed to Non-Affiliated Broker- Dealers	Contingent Deferred Sales Charge Class A Shares	Contingent Deferred Sales Charge Class B Shares
U.S. Government Securities Fund	$35,725	$14,996	$14,895	—	$128,015
GNMA Fund	$228,277	$106,024	$82,110	—	$639,657
Strategic Bond Fund	$381,761	$83,274	$234,661	—	$161,670
High Yield Bond Fund	$509,725	$74,120	$351,689	—	$267,507
Tax Exempt Insured Fund	$55,260	$25,972	$19,521	—	$37,515

Fund	Front-End Sales Concessions Class C Shares	Amount Class C Reallowed to Affiliated Broker-Dealers	Amount Class C Reallowed to Non-Affiliated Broker-Dealers	Contingent Deferred Sales Charge Class C Shares
U.S. Government Securities Fund	—	—	—	$12,333
GNMA Fund	—	—	—	$78,716
Strategic Bond Fund	—	—	—	$16,063
High Yield Bond Fund	—	—	—	$64,722
Tax Exempt Insured Fund	—	—	—	$4,146

CDSCs Applicable to Class B Shares. Class B shares of each Fund issued to shareholders prior to December 6, 2000 are subject to the CDSC schedule that applied to redemptions of shares of the Fund at that time. Upon a redemption of these shares, the shareholder will receive credit for the period prior to December 6, 2000 during which the shares were held. The following table sets forth the rates of the CDSC applicable to these shares:

Years After Purchase	CDSC on Shares Being Sold
1st or 2nd year	4.00%
3rd or 4th year	3.00%
5th year	2.00%
6th year	1.00%
7th year and thereafter	None

Class B shares of each Fund issued to shareholders on or after December 6, 2000 until December 31, 2001 are subject to the CDSC schedule that applied to redemptions of shares of the Fund at that time. Upon a redemption of these shares, the shareholders will receive credit for the period from on or after December 6, 2000 until December 31, 2001 during which the shares were held. The following table sets forth the rates of CDSC applicable to these shares:

Years After Purchase	CDSC on Shares Being Sold
1st year	5.00%
2nd year	4.00%
3rd year or 4th year	3.00%
5th year	2.00%
6th year	1.00%
7th year and thereafter	None

Class B shares issued on or after January 2, 2002 are subject to the CDSC schedule set forth in the Prospectus.

CDSCs Applicable to Shareholders Who Acquired Shares of a Fund Through a Reorganization. For Class B and Class C shares (formerly Class II shares) of a Fund issued to shareholders in connection with the reorganization of a North American Fund into a Fund, the CDSC schedule applicable at the time the shareholder originally purchased the shares will continue to apply (even if the shareholder exchanges such shares for another fund distributed by SACS). Upon redemption of these shares, the shareholder will receive credit for the period prior to the reorganization during which the shares were held. The following table sets forth the rates of the CDSC applicable to these shares:

CLASS B

Years After Purchase	CDSC on Shares Being Sold
Up to 2 years	5.00%
2 years or more but less than 3 years	4.00%
3 years or more but less than 4 years	3.00%
4 years or more but less than 5 years	2.00%
5 years or more but less than 6 years	1.00%
6 or more years	None

CLASS C

Years After Purchase	CDSC on Shares Being Sold
Up to 1 year	1.00%
1 year or more	None

Waiver of CDSCs. As discussed under “Shareholder Account Information” in the Prospectus, CDSCs may be waived on redemptions of Class B and Class C shares under certain circumstances. The conditions set forth below are applicable with respect to the following situations with the proper documentation:

Death. CDSCs may be waived on redemptions within one year following the death (i) of the sole shareholder on an individual account or (ii) of a joint tenant where the surviving joint tenant is the deceased’s spouse. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If

Class B shares are not redeemed within one year of the death, they will remain Class B shares and be subject to the applicable CDSC, when redeemed

Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code). To be eligible for such waiver: (i) the disability must arise after the purchase of shares; and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

Distributions. CDSCs may be waived on taxable distributions or loans to participants of qualified retirement plans or retirement accounts (not including rollovers) for which SunAmerica Funds Services, Inc. serves as a fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made.

Systematic Withdrawal Plan. CDSCs may be waived when routine bill payment or periodic withdrawals are made from an investor’s account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established. All dividends and capital gains distributions must be reinvested.

Purchase by Check

Checks should be made payable to the specific Fund or payable to SunAmerica Mutual Funds. A personal check for an investor should be drawn from the investor’s bank account. In general, starter checks, cash equivalents, stale-dated or post-dated checks will not be accepted. In the case of a new account, purchase orders by check must be submitted directly by mail to AIG SunAmerica Fund Services, Inc., c/o BFDS, P.O. Box 219186, Kansas City, Missouri 64121-9373, together with payment for the purchase price of such shares and a completed New Account Application. Payment for subsequent purchases should be mailed to AIG SunAmerica Fund Services, Inc., c/o BFDS, P.O. Box 219373, Kansas City, Missouri 64121-9373 and the shareholder’s account number should appear on the check. Certified checks are not necessary but checks are accepted subject to collection at full face value in United States funds and must be drawn on a bank located in the U.S. Upon receipt of the completed New Account Application and payment check, the Transfer Agent will purchase full and fractional shares of a Fund at the net asset value next computed after the check is received. There are restrictions on the redemption of shares purchased by check for which funds are being collected. (See “Shareholder Account Information” in the Prospectus.)

Purchase by Federal Funds Wire

An investor may make purchases by having his or her bank wire federal funds to the Trust’s Transfer Agent. Federal funds purchase orders will be accepted only on a day on which the Trust and the Transfer Agent are open for business. Orders for purchase of shares received by wire transfer in the form of federal funds will be effected at the next-determined net asset value if received at or prior to a Fund’s close of business, plus any applicable sales charge. In order to insure prompt receipt of a Federal funds wire, it is important that these steps be followed:

1.	You must have an existing SunAmerica Mutual Fund Account before wiring funds. To establish an account, complete the New Account Application and send it via facsimile to SAFS at: (201) 324-6496.

2.	Call AIG SunAmerica Fund Services’ Shareholder Services, toll free at (800) 858-8850, to obtain your new account number.

3.	Instruct the bank to wire the specified amount to the Transfer Agent: State Street Bank and Trust Company, Boston, MA, ABA# 0 110-00028; DDA# 99029712, [name of Fund, Class] (include shareholder name and account number).

Waiver of Sales Charges with Respect to Certain Purchases of Class A Shares. To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers, directors, and other full-time employees of the Adviser and its affiliates, as well as members of the selling group and family members of the foregoing. In addition, the sales charge is waived with respect to shares purchased by employer sponsored retirement plans, whether or not subject to the Employee Retirement Income Security Act of 1974, as amended, that offer the Funds as an investment vehicle, where the trustee, fiduciary or administrator has entered into an agreement with the Distributor, a Fund or its agents with respect to such purchases, and where the trustee, fiduciary or administrator performs participant recordkeeping or other administrative services. Further, the sales charge is waived with respect to shares purchased by “wrap accounts” for the benefit of clients of broker-dealers, financial institutions, financial planners or registered investment advisers adhering to the following standards established by the Distributor: (i) the broker-dealer, financial institution or financial planner charges its client(s) an advisory fee based on the assets under management on an annual basis, and (ii) such broker-dealer, financial institution or financial planner does not advertise that shares of the Funds may be purchased by clients at net asset value. Shares purchased under this waiver may not be resold except to the Fund. shares are offered at net asset value to the foregoing persons because of anticipated economies in sales effort and sales related expenses. Reductions in sales charges apply to purchases of shares by a “single person” including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting the Distributor.

Reduced Sales Charges (Class A Shares only). As discussed under “Shareholder Account Information” in the Prospectus, investors in Class A shares of a Fund may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Trust.

Combined Purchase Privilege. The following persons may qualify for the sales charge reductions or eliminations by combining purchases of Fund shares into a single transaction:

(i) an individual, or a “company” as defined in Section 2(a)(8) of the 1940 Act (which includes corporations which are corporate affiliates of each other);

(ii) an individual, his or her spouse and their minor children, purchasing for his, her or their own account;

(iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code);

(iv) tax-exempt organizations qualifying under Section 501(c)(3) of the Code (not including 403(b) plans);

(v) employee benefit plans of a single employer or of affiliated employers, other than 403(b) plans; and

(vi) group purchases as described below.

A combined purchase currently may also include shares of other funds in the SAMF (other than money market funds) purchased at the same time through a single investment dealer, if the dealer places the order for such shares directly with the Distributor.

Rights of Accumulation. A purchaser of Fund shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described above) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at cost or current net asset value, whichever is higher), amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular Fund that were previously purchased, shares of the other classes of the same Fund, as well as shares of any class of any other Fund or of any of the other Funds advised by the Adviser, as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge.

The shareholder's dealer, if any, or the shareholder, must notify the Distributor at the time an order is placed of the applicability of the reduced charge under the Right of Accumulation. Such notification must be in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such information is not furnished at the time of the order; or (b) a review of the Distributor's or the Transfer Agent's records fails to confirm the investor's represented holdings.

Letter of Intent. A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent which is set forth in the New Account Application, establishes a total investment goal in Class A shares of one or more Funds or of other funds advised by Adviser which impose a sales charge at the time of purchase to be achieved through any number of investments over a thirteen-month period, of $50,000 or more. Each investment in such Funds made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor.

The Letter of Intent does not obligate the investor to purchase, nor the Trust to sell, the indicated amounts of the investment goal. In the event the investment goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the Letter of Intent to liquidate a sufficient number of escrowed shares to obtain such difference. If the goal is exceeded and purchases pass the next sales charge break-point, the sales charge on the entire amount of the purchase that results in passing that break-point, and on subsequent purchases, will be subject to a further reduced sales charge in the same manner as set forth above under “Rights of Accumulation,” but there will be no retroactive reduction of sales charges on previous purchases. At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, shares of the applicable Funds purchased after the date that the original Letter of Intent went into effect and during the previous 90-day period and still owned by the shareholder will be included in determining the applicable sales charge. The 5% escrow and the minimum purchase requirement will be applicable to the new stated goal. Investors electing to purchase shares of one or more of the Funds pursuant to this purchase plan should carefully read such Letter of Intent. Investors electing to purchase shares of one or more of the Funds pursuant to this purchase plan should carefully read such Letter of Intent.

Reduced Sales Charge for Group Purchases. Members of qualified groups may purchase Class A shares of the Funds under the combined purchase privilege as described above.

To receive a rate based on combined purchases, group members must purchase Class A shares of a Fund through a single investment dealer designated by the group. The designated dealer must transmit each member’s initial purchase to the Distributor, together with payment and completed New Account Application. After the initial purchase, a member may send funds for the purchase of Class A shares directly to the Transfer Agent. Purchases of a Fund’s shares are made at the public offering price based on the net asset value next determined after the Distributor or the Transfer Agent receives payment for the Class A shares. The minimum investment requirements described above apply to purchases by any group member. Class B or Class C shares are not included in calculating the purchased amount of a Fund’s shares.

Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which at least ten members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group’s sole organizational nexus or connection is not that the members are credit card customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) the group agrees to provide its designated investment dealer access to the group’s membership by means of written communication or direct presentation to the membership at a meeting on not less frequently than on an annual basis; (vi) the group or its investment dealer will provide annual certification, in form satisfactory to the Transfer Agent, that the group then has at least 25 members and that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification, in form satisfactory to the Transfer Agent, as to the eligibility of the purchasing members of the group.

Members of a qualified group include: (i) any group which meets the requirements stated above and which is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member’s beneficiary. For example, a qualified group could consist of a trade association which would have as its members individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnership and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring a Fund’s shares for the benefit of any of the foregoing.

Interested groups should contact their investment dealer or the Distributor. The Trust reserves the right to revise the terms of or to suspend or discontinue group sales with respect to shares of the Funds at any time.

ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

Reference is made to “Shareholder Account Information” in the Prospectus for certain information as to the redemption of Fund shares.

If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Trust, having filed with the SEC a notification of election pursuant to Rule 18f-1 on behalf of each of the Funds, may pay the redemption price in whole or in part, by a distribution in kind of securities from a Fund in lieu of cash. In conformity with applicable rules of the SEC, the Funds are committed to pay in cash all requests for redemption, by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of:: (i) $250,000; or (ii) 1% of the net asset value of the applicable Fund at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash. The method of valuing Fund securities is described below in the section entitled “Determination of Net Asset Value,” and such valuation will be made as of the same time the redemption price is determined

EXCHANGE PRIVILEGE

Shareholders in the Funds may exchange their shares for the same class of shares of any other Fund or other funds distributed by the Distributor except the SASFR (where shareholders may only exchange Class A shares of any of the funds distributed by the Distributor) that offer such class at the respective net asset value per share.

Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired. All exchanges are subject to applicable minimum initial or subsequent investment requirements. Notwithstanding the foregoing, shareholders may elect to make periodic exchanges on a monthly, quarterly, semi-annual and annual basis through the Systematic Exchange Program. Through this program, the minimum exchange amount is $25 and there is no fee for exchanges made. All exchanges can be effected only if the shares to be acquired are qualified for sale in the state in which the shareholder resides. Exchanges of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax-exempt accounts. The exchange privilege may be terminated or modified upon 60 days’ written notice. Further information about the exchange privilege may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

If a shareholder acquires Class A shares through an exchange from another of SAMF where the original purchase of such Fund’s Class A shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the CDSC, if any, as described in the Prospectus, applicable to such redemptions. In such event, the period for which the original shares were held prior to the exchange will be “tacked” with the holding period of the shares acquired in the exchange for purposes of determining whether the CDSC is applicable upon a redemption of any of such shares.

A shareholder who acquires Class B or Class C shares through an exchange from another of SAMF will retain liability for any CDSC outstanding on the date of the exchange. In such event, the period for which the original shares were held prior to the exchange will be “tacked” with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is applicable upon a redemption of any of such shares and the timing of conversion of Class B shares to Class A.

Because excessive trading (including short-term “market timing” trading) can hurt a Fund’s performance, each Fund may refuse any exchange sell order: (1) if it appears to be a market timing transaction involving a significant portion of a Fund’s assets; or (2) from any shareholder account if previous use of the exchange privilege is considered excessive. Accounts under common ownership or control, including, but not limited to, those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indications, will be considered one account for this purpose.

In addition, a Fund reserves the right to refuse any exchange purchase order if, in the judgment of the Adviser, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. A shareholder’s purchase exchange may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund’s assets. In particular, a pattern of exchanges that coincide with a “market timing” strategy may be disruptive to the Fund and may therefore be refused.

DETERMINATION OF NET ASSET VALUE

Shares of each class of each Fund are valued at least daily as of the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern Time). Each Fund calculates the net asset value of its shares by dividing the total value of its net assets by the number of shares outstanding. The days and times of such computation may, in the future, be changed by the Trustees in the event that the portfolio securities are traded in significant amounts in markets other than the NYSE, or on days or at times other than those during which the NYSE is open for trading.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the NYSE, securities traded primarily on security exchanges outside the U.S. are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, a portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Fund’s shares, and the Fund may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open. For foreign equity securities, the Funds use an outside pricing service to provide closing market prices and information used for adjusting those prices.

Non-convertible bonds and debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. If a vendor quote is unavailable the securities may be priced at the mean of two independent quotes obtained from brokers. Securities for which market quotations are not readily available are valued as determined pursuant to procedures adopted in good faith by the Board of Trustees. The value of any shares of open-end funds held by a Fund will be calculated using the NAV of such fund. The Prospectuses for any such open-end fund should explain the circumstances under which these funds use fair value pricing and the effects of using fair value pricing.

Forward contracts are valued at the 4:00 p.m. Eastern Time forward rate. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or over-the-counter market. Senior Secured Floating Rate Loans (“Loans”) for which an active secondary market exists to a reliable degree, will be valued at the mean of the last available bid and ask prices in the market for such Loans, as provided by a third party pricing service.

Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day.

Securities for which market quotations are not readily available, or if a development/significant event occurs that may significantly impact the value, those securities are valued, as determined pursuant to procedures adopted in good faith by the Board of Trustees.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions. Each Fund intends to distribute to the registered holders of its shares substantially all of its net investment income, which includes dividends, interest and net short-term capital gains, if any, in excess of any net long-term capital losses. Each Fund intends to distribute any net long-term capital gains in excess of any net short-term capital losses from the sale of assets. Dividends from net investment income are declared daily and paid monthly. Each of the Funds reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually. Net capital gains, if any, will be paid annually. In determining amounts of capital gains to be distributed, any capital loss carry-forwards from prior years will be offset against capital gains.

Distributions will be paid in additional Fund shares based on the net asset value at the close of business on the record date, unless the dividends total in excess of $10 per distribution period and the shareholder notifies the Fund at least five business days prior to the payment date to receive such distributions in cash.

Taxes. Each Fund is qualified, intends to remain qualified and elects to be treated as a regulated investment company under Subchapter M of the Code for each taxable year. In order to remain qualified as a regulated investment company, each Fund generally must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, certain other related income (including, but not limited to, gains from options, futures or forward contracts) and net income derived from qualified publicly traded partnerships; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of each Fund’s assets is represented by cash and cash items, government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to an amount no greater than 5% of the value of each Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) or in two or more issuers of which 20% or more of the voting securities held by the Fund and which are engaged in the same or similar trades or businesses, or in the securities of one or more qualified publicly traded partnerships.

As a regulated investment company, each Fund will not be subject to U.S. Federal income tax on its ordinary income and net capital gains which it distributes as dividends or capital gains distributions to shareholders provided that it distributes to shareholders an amount at least equal to the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income, if any, for the taxable year. Each Fund intends to distribute sufficient income to meet this qualification requirement.

Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, each Fund must distribute during each calendar year the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gain net income, i.e., long-term capital gains in excess of its short-term capital losses, for the one year period ending on October 31 of the calendar year, and (3) all ordinary income and capital gain net income for the previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid during the calendar year if it is actually paid during such year or if declared by the distributing Fund in October, November or December of such year, payable to shareholders of record on a date in such month but actually paid by each Fund during January of the following year. Any such distributions paid during January of the following year will be taxable to shareholders as of December 31 in the calendar year in which such dividend is declared, rather than as of the date on which the distributions are received.

If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of (net tax-exempt income and) net long-term gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible: (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals; and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

Distributions of net investment income and short-term capital gains (“ordinary income dividends”) are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. The portion of such ordinary income dividends received from each Fund that will be eligible for the dividends received deduction for corporations will be determined on the basis of the amount of each Fund’s gross income, exclusive of capital gains from sales of stock or securities, which is derived as dividends from domestic corporations, other than certain tax-exempt corporations and certain REITs, and will be designated as such in a written notice to shareholders mailed not later than 60 days after the end of each taxable year. Because each of the Funds will invest principally in debt securities, it is anticipated that ordinary income dividends paid by any Fund generally will not qualify for the dividends received deduction. In addition, dividends paid by a Fund generally will not qualify for the 15% maximum tax rate applicable to certain dividends, called “qualified dividend income.” Distributions of net capital gains, if any, are taxable as capital gains regardless of whether the shareholder receives such distributions in additional shares or in cash or how long the investor has held his or her shares and are not eligible for the dividends received deduction for corporations. The maximum capital gains rate for individuals generally is 15%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income. At March 31, 2007, U.S. Government Securities Fund, Strategic Bond Fund, High Yield Bond Fund and GNMA Fund had capital loss carry-forwards of $11,218,496; $23,321,409; $86,646,972; and $4,166,987 respectively, each of which will expire between 2008-2015.

A portion of the Funds’ distributions may, however, be treated as “qualified dividend income,” taxable to individuals at a maximum U.S. federal tax rate of 15%. A distribution is treated as qualified dividend income to the extent that a Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met. To the extent the Funds’ distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income.

Upon a sale or exchange of its shares, a shareholder may recognize a taxable gain or loss in an amount equal to the difference between the proceeds of the sale or exchange and the shareholder’s adjusted tax basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands. Any such capital gain or loss will be treated as long-term capital gain or loss if the shares were held for more than one year. Except as discussed below, the amount of any CDSC will reduce the amount realized on the sale or exchange of shares for purposes of determining gain or loss. Generally, any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (by dividend reinvestments or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. To the extent not disallowed, any loss realized by a shareholder on the sale of shares of a Fund held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder, and any undistributed capital gains included in income by such shareholder with respect to such shares.

Under certain circumstances the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies if shares of a Fund are exchanged within 90 days after the date they were purchased and the new shares are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will generally be determined by excluding from the tax basis of the shares exchanged the sales charge that was imposed on the acquisition of those shares to the extent of such reduction to the sales charge upon the exchange. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the initial sales charge. The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Fund will be subject, since the amount of that Fund’s assets to be invested in various countries is not known. It is not anticipated that any Fund will qualify to pass through to its shareholders the ability to claim as a foreign tax credit their respective shares of foreign taxes paid by such Fund.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from sales of currencies or dispositions of debt securities or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary income or loss. These gains, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of each Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income.

The Code includes special rules applicable to listed non-equity options, regulated futures contracts, and listed options on futures contracts which a Fund may write, purchase or sell. Such options and contracts are classified as Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (“60/40 gain or loss”). Such contracts, when held by a Fund at the end of a fiscal year, generally are required to be treated as sold at market value on the last business day of such fiscal year for U.S. federal income tax purposes (“marked-to-market”). OTC options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Fund from transactions in OTC options written by the Fund generally constitute short-term capital gains or losses. Any gain or loss recognized by a Fund from transactions in OTC options purchased by such Fund generally has the same character as the property to which the option relates has in the hands of such Fund (or would have if acquired by the Fund). When calls written, or put options purchased, by a Fund are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term capital gain or loss, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the OTC puts or increased by the premium received for OTC calls.

A substantial portion of each Fund’s transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute “straddles” which are defined in the Code as offsetting positions with respect to personal property. A straddle in which at least one (but not all) of the positions in which is a Section 1256 contract would constitute a “mixed straddle” under the Code. The rules governing the taxation of straddles include: (i) “loss deferral” rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrecognized gains in the offsetting position; (ii) “wash sale” rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period; (iii) “short sale” rules which may terminate the holding period of securities owned by a Fund when offsetting positions are established and which may convert certain capital losses from short-term to long-term; and (iv) “conversion transaction” rules which may treat all or a portion of the gain on a transaction as ordinary income rather than as capital gains. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). The tax treatment of many types of credit default swaps is uncertain.

In general, gain or loss on a short sale is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in a Fund’s hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year. In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Code Section 1259 will require the recognition of gain if a Fund makes a “constructive sale” of an appreciated financial position (e.g., stock). A Fund generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or substantially identical property, or enters into certain other similar transactions.

Each Fund may purchase debt securities (such as zero-coupon, pay-in-kind or stripped securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements of the Code. Because the original issue discount earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders. In addition, a Fund’s investment in contingent payment or inflation-indexed debt instruments may accelerate the Fund’s recognition of taxable income in excess of cash generated by such investments.

With respect to the Tax Exempt Insured Fund, distributions out of net investment income attributable to interest received on tax-exempt securities (“exempt-interest dividends”) will be exempt from federal income tax when paid to shareholders provided that 50% or more of the value of the Funds assets at the end of each quarter of its taxable year is invested in obligations, the interest on which is excluded from gross income pursuant to Section 103 of the Code. It should be noted, however, that interest on certain “private activity bonds” issued after August 7, 1986 is an item of tax preference for purposes of the alternative minimum tax, and in any event all exempt interest dividends whether or not treated as a tax preference, must be taken into account by corporate shareholders for purposes of determining the amount of the adjustment to corporate alternative minimum taxable income based on adjusted current earnings. The Fund anticipates that a portion of its investment may be made in such “private activity bonds” with the result that a portion of the exempt-interest dividends paid by the Fund will be an item of tax preference to shareholders subject to the alternative minimum tax. Moreover, shareholders should be aware that, while exempt from federal income tax, exempt-interest dividends may be taxable for state and local tax purposes. Any loss realized by a shareholder on the sale of shares of the Tax Exempt Insured Fund held by the shareholder for six months or less will be disallowed to the extent of any exempt-interest dividend received thereon. Moreover, a shareholder may not deduct interest on indebtedness incurred or continued to purchase or carry shares of the Tax Exempt Insured Fund to the extent that the Fund distributes exempt-interest dividends to the shareholders during the taxable year.

Tax exempt bonds purchased after April 30, 1993 are subject to the market discount rules. Therefore, any gain on the disposition of such a bond (including the receipt of a partial principal payment) that was acquired for a price less than the principal amount (or in the case of a bond issued with original issue discount, the adjusted issue price at the time of purchase) of the bond is treated as ordinary taxable income to the extent of the accrued market discount.

A Fund may be required to backup withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld generally may be credited against a shareholder’s U.S. federal income tax liability.

Foreign shareholders generally will be subject to a withholding tax at the rate of 30% (or lower treaty rate) on any ordinary income dividends paid by the Funds. For taxable years beginning before January 1, 2008, properly-designated dividends are generally exempt from U.S. federal withholding tax where they: (1) are paid in respect of a Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income); or (ii) are paid in respect of a Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, a Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

The foregoing is a general abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local taxes. In addition, foreign investors should consult with their own tax advisers regarding the particular tax consequences to them of an investment in each Fund. Qualification as a regulated investment company under the Code for tax purposes does not entail government supervision of management or investment policies.

RETIREMENT PLANS

Shares of the Funds (other than the Tax Exempt Insured Fund) may be purchased by various types of qualified retirement plans. The summary below is only a brief description of these plans and does not purport to be complete. Further information or an application to invest in shares of a Fund through purchase by any of the retirement plans described below may be obtained by calling Retirement Plans at (800) 858-8850. However, it is recommended that anyone considering an acquisition of shares by a retirement plan consult a tax adviser before the acquisition is made.

Pension and Profit-Sharing Plans. Sections 401(a) and 401(k) of the Code permit employers and certain employee associations to establish qualified pension and profit sharing plans for employees, including those who are self-employed individuals or partners. Each qualified pension or profit sharing plan provides tax advantages for employers and participants. Contributions made by the employers are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.

Tax-Sheltered Custodial Accounts. Section 403(b)(7) of the Code permits public school employees, and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code, to establish accounts through which shares of a Fund may be purchased. Subject to certain limitations, contributions by or on behalf of these employees to such accounts, and the earnings thereon, are excluded from their gross income for tax purposes until withdrawn.

Traditional Individual Retirement Accounts. Section 408 of the Code permits eligible individuals to contribute to an individual retirement account or annuity (a Traditional IRA), including an account under a Simplified Employee Pension Plan, commonly referred to as a SEP-IRA. Traditional IRAs are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals to make contributions, the amount (if any) entitled to be contributed on a deductible basis, and the time by which distributions must commence. In addition, certain distributions from some other types of retirement plans may be deposited on a tax-deferred basis in a Traditional IRA. Earnings on the funds in a Traditional IRA are not taxable until withdrawn.

Salary Reduction Simplified Employee Pension (SARSEP). A SARSEP offers a unique way for small employers to provide the benefit of retirement planning for their employees. Contributions are deducted from the employee’s paycheck on a before-tax basis, and are deposited into an IRA by the employer. These contributions are not included in the employee’s income and therefore are not reported or deducted on his or her tax return. Contributions and the earnings thereon are taxable when withdrawn. A SARSEP may not be established after 1996. A SARSEP established before 1997 may continue.

Savings Incentive Match Plan for Employees (SIMPLE IRA). This plan was introduced by a provision of the Small Business Job Protection Act of 1996 to provide small employers with a simplified tax-favored retirement plan. Contributions are deducted from the employee’s paycheck before taxes and are deposited into a SIMPLE IRA by the employer, who must make either matching contributions or non-elective contributions for the employee. Contributions are tax-deductible for the employer and participants do not pay taxes on contributions, or the earnings thereon, until they are withdrawn.

Roth IRA. Roth IRAs were introduced by the Taxpayer Relief Act of 1997. Generally under Section 408A of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $150,000, may contribute to a Roth IRA. Contributions are not tax-deductible, but distribution of assets (contributions and earnings) held in the account for at least five years may be distributed tax-free under certain qualifying conditions.

Coverdell Education Savings Account. Coverdell Education Savings Account were introduced by the Taxpayer Relief Act of 1997. Generally, under Section 530 of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $190,000, may contribute up to $2,000 each year to a Coverdell Education Savings Account on behalf of a child under the age of 18. Contributions are not tax-deductible but distributions are tax-free if used for qualified educational expenses.

Individual 401(k) The Individual 401(k) plan is intended for owner-only businesses and businesses with employees that can be excluded under federal laws governing plan coverage requirements. The Individual (k) is a type of 401(k) plan made newly relevant to owner-only businesses because of changes made to the section 415 and 404 limits provided by the Economic Growth and Tax Relief Act of 2001. The Individual (k) generally allows for an employer contribution of 25% of compensation and an employee salary deferral up to the limit defined in IRC Section 402 (g). In addition, because of its smaller size, the Individual (k) is also less complex and less costly than the typical multiple-employee 401 (k) plan.

DESCRIPTION OF SHARES

Ownership of the Trust is represented by transferable shares of beneficial interest. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares, $.01 par value, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests of the Trust.

Currently, five series of shares of the Trust have been authorized pursuant to the Declaration of Trust: the U.S. Government Securities Fund, GNMA Fund, Strategic Bond Fund, High Yield Bond Fund, and Tax Exempt Insured Fund. Each Fund offers three Classes of shares: Class A, Class B and Class C. In the future, the Trustees may authorize the creation of additional series of shares which may have fee structures different from existing classes and/or may be offered only to certain qualified investors so as to be able to offer to investors additional investment funds within the Trust that would operate independently from the Trust’s present Funds, or to distinguish among shareholders, as may be necessary, to comply with future regulations or other unforeseen circumstances. Each class of shares of the Trust represents the interests of the shareholders of that Fund in a particular portfolio of Trust assets.

Shareholders are entitled to a full vote for each full share held. The Trustees have terms of unlimited duration (subject to certain removal procedures) and have the power to alter the number of Trustees and appoint their own successors, provided that at all times at least a majority of the Trustees have been elected by shareholders. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being elected, while the holders of the remaining shares would be unable to elect any Trustees. Although the Trust need not hold annual meetings of shareholders, the Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust. Also, a shareholders meeting must be called, if so requested in writing by the holders of record of 10% or more of the outstanding shares of the Trust. In addition, the Trustees may be removed by the action of the holders of record of two-

thirds or more of the outstanding shares. All series of shares will vote with respect to certain matters, such as election of Trustees. When all series of shares are not affected by a matter to be voted upon, such as approval of investment advisory agreements or changes in a Fund’s policies, only shareholders of the series affected by the matter may be entitled to vote.

Where applicable, each class has voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to such class, except that under certain circumstances, the holders of Class B shares may be entitled to vote on material changes to the Class A Rule 12b-1 plan. In addition, each class of shares will be exchangeable only into the same class of shares of any of the other Funds or other funds advised by AIG SunAmerica except the SunAmerica Senior Floating Rate Fund that offers that class. All shares of the Trust issued and outstanding and all shares offered by the Prospectus when issued, are and will be fully paid and non-assessable. Shares have no preemptive or other subscription rights and are freely transferable on the books of the Trust. In addition, shares have no conversion rights, except as described above.

The Declaration of Trust provides that no Trustee, officer, employee or agent of the Trust is liable to the Trust or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Trust, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties. It also provides that all third persons shall look solely to the Trust’s property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Trust. The Trust shall continue, without limitation of time, subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

Under Massachusetts law, shareholders of a trust, such as the Trust, in certain circumstances, may be held personally liable as partners for the obligations of the trust. However the Declaration of Trust, pursuant to which the Trust was organized, contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification out of the Trust’s property for any shareholder held personally liable for any Trust obligation. Thus the risk of a shareholder being personally liable as a partner for obligations of the Trust is limited to the unlikely circumstance in which the Trust itself would be unable to meet its obligations.

ADDITIONAL INFORMATION

Computation of Offering Price per Share.

The offering price for Class A, Class B and Class C shares of the Funds, based on the net asset value of each Fund as of March 31, 2007, is calculated as follows:

U.S. Government Securities Fund

	Class A	Class B***	Class C
Net Assets	$152,239,216	$14,716,154	$9,880,830
Number of Shares Outstanding	16,483,896	1,592,759	1,070,838
Net Asset Value (net assets divided by number of shares)	9.24	9.24	9.23
Sales Charge: for Class A Shares: 4.75% of offering price (6.10% of net asset value per share)*	0.46	n/a	n/a
Offer Price	$9.70	$9.24	$9.23

GNMA Fund

	Class A	Class B***	Class C
Net Assets	$310,507,891	$57,224,413	$30,606,300
Number of Shares Outstanding	28,013,598	5,149,484	2,751,074
Net Asset Value (net assets divided by number of shares)	11.08	11.11	11.13
Sales Charge: for Class A Shares: 4.75% of offering price (6.10% of net asset value per share)*	0.55	n/a	n/a
Offer Price	$11.63	$11.11	$11.13

Strategic Bond Fund

	Class A	Class B***	Class C
Net Assets	$453,893,034	$55,728,375	$217,754,977
Number of Shares Outstanding	125,141,916	15,368,309	59,807,057
Net Asset Value (net assets divided by number of shares)	3.63	3.63	3.64
Sales Charge: for Class A Shares: 4.75% of offering price (6.10% of net asset value per share)*	0.18	n/a	n/a
Offer Price	$3.81	$3.63	$3.64

High Yield Bond Fund

	Class A	Class B***	Class C
Net Assets	$241,554,439	$51,479,264	$86,777,493
Number of Shares Outstanding	50,593,814	10,764,041	18,073,205
Net Asset Value (net assets divided by number of shares)	4.77	4.78	4.80
Sales Charge: for Class A Shares: 4.75% of offering price (6.10% of net asset value per share)*	0.24	n/a	n/a
Offer Price	$5.01	$4.78	$4.80

Tax Exempt Insured Fund

	Class A	Class B***	Class C
Net Assets	$50,036,204	$5,093,187	$3,990,777
Number of Shares Outstanding	3,955,541	402,636	315,241
Net Asset Value (net assets divided by number of shares)	12.65	12.65	12.66
Sales Charge: for Class A Shares: 4.75% of offering price (6.10% of net asset value per share)*	0.63	n/a	n/a
Offer Price	$13.28	$12.65	$12.66

*	Class A shares may be subject to a CDSC on redemption of shares within twelve months of purchase.

**	Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

***	Class B shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares within six years of purchase.

Reports to Shareholders. The Trust sends audited Annual and unaudited Semi-Annual reports to shareholders of each of the Funds. In addition, the Transfer Agent sends a statement to each shareholder having an account directly with a Fund to confirm transactions in the account.

Custodian and Transfer Agent. State Street Bank and Trust Co. (“State Street”), 1776 Heritage Drive, North Quincy, MA 02171, serves as Custodian and Transfer Agent for the Funds and in those capacities maintains certain financial and accounting books and records pursuant to agreements with the Funds. Transfer Agent functions are performed for State Street, by Boston Financial Data Services, P.O. Box 419572, Kansas City, MO 64141-6572, an affiliate of State Street. SAFS, Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, acts as a servicing agent assisting State Street in connection with certain services offered to the shareholders of each of the Funds.

Independent Registered Public Accounting Firm and Legal Counsel. PricewaterhouseCoopers LLP, 1201 Louisiana Street, Suite 2900, Houston, Texas 77002, serves as the Funds’ independent registered public accounting firm and, in that capacity, examines the annual financial statements of the Trust.

The firm of Willkie, Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019, serves as legal counsel to the Funds.

FINANCIAL STATEMENTS

The Funds’ audited financial statements are incorporated in this SAI by reference to its 2007 annual report to shareholders. You may request a copies by calling (800) 858-8850.

APPENDIX

BOND, NOTE AND COMMERCIAL PAPER RATINGS

Description of Moody’s Corporate and Tax-Exempt Bond Ratings

Aaa	Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A	Bonds rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa	Bonds rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the generic rating category. The foregoing ratings for tax-exempt bonds are sometimes presented in

Appendix-1

parentheses preceded with a “con” indicating the bonds are rated conditionally. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by: (a) earnings of projects under construction; (b) earnings of projects unseasoned in operation experience; (c) rentals which begin when facilities are completed; or (d) payments to which some other limiting condition attaches. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition.

Description of Moody’s Tax-Exempt Note Ratings

The ratings of Moody’s for tax-exempt notes are MIG 1, MIG 2, MIG 3 and MIG 4.

MIG 1	Notes bearing the designation MIG 1 are judged to be of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG 2	Notes bearing the designation MIG 2 are judged to be of high quality, with margins of protection ample although not so large as in the preceding group.

MIG 3	Notes bearing the designation MIG 3 are judged to be of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

MIG 4	Notes bearing the designation MIG 4 are judged to be of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

Description of Moody’s Corporate and Tax-Exempt Commercial Paper Ratings

The term “commercial paper” as used by Moody’s means promissory obligations not having an original maturity in excess of nine months. Moody’s makes no representations as to whether such commercial paper is by any other definition “commercial paper” or is exempt from registration under the Securities Act.

Moody’s rating grades for commercial paper are applied to municipal commercial paper as well as taxable commercial paper.

Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

•	Leading market positions in well established industries

•	High rates of return on funds employed

•	Conservative capitalization structures with moderate reliance on debt and ample asset protection

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation

•	Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

If an issuer represents to Moody’s that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody’s evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody’s makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

Among the factors considered by Moody’s in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks that may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by management of obligations that may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Description of Standard & Poor’s Corporate and Tax-Exempt Bond Ratings

A Standard & Poor’s corporate or municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation: (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA	Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA	Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A	Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB	Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

Debt rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

BB	Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB - rating.

B	Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC	Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC	The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C	The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI	The rating CI is reserved for income bonds on which no interest is being paid.

D	Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings of “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

L	The letter “L” indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

*	Continuance of the rating is contingent upon S&P receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

NR	Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of obligation as a matter of policy.

Debt Obligations of Issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (“AAA,” “AA,” “A,” “BBB,” commonly known as “investment grade” ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

Description of S&P Tax-Exempt Note Ratings

The ratings of S&P for municipal notes issued on or after July 29, 1984 are “SP-1”, “SP-2” and “SP-3.” Prior to July 29, 1984, municipal notes carried the same symbols as municipal bonds.

SP-1	The designation “SP-1” indicates a very strong capacity to pay principal and interest. A “+” is added for those issues determined to possess overwhelming safety characteristics.

SP-2	An “SP-2” designation indicates a satisfactory capacity to pay principal and interest.

SP-3	“SP-3” designation indicates speculative capacity to pay principal and interest.

Description of S&P Corporate and Tax-Exempt Commercial Paper Ratings.

S&P rating grades for commercial paper are applied to municipal commercial paper as well as taxable commercial paper.

A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of not more than 365 days. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest.

A	Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1	This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues designated “A-1” that are determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2	Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated “A-1.”

A-3	Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

B	Issues rated “B” are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D	This rating indicates that the issue is either in default or is expected to be in default upon maturity.

The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

PART C

OTHER INFORMATION

Item 23:    Exhibits.

(a)	(i)	Declaration of Trust, as amended. Incorporated herein by reference to Post-Effective Amendment No. 20 to the Registrant’s Registration Statement on Form N-1A (File No. 33-6502) filed on July 27, 1995.

	(ii)	Amendment to the Declaration of Trust. Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement on Form N-1A (File No. 33-6502) filed on July 29, 2003.

	(iii)	Amendment to the Declaration of Trust. Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement on Form N-1A (File No. 33-6502) filed on July 29, 2003.

	(iv)	Amendment to the Declaration of Trust. Incorporated herein by reference Post-Effective Amendment No. 37 to Registrant’s Registration Statement on Form N-1A (File No. 33-6502) filed on July 27, 2004.

	(v)	Amendment to Declaration of Trust. Incorporated by reference to Post-Effective Amendment No. 40 to Registrant’s Registration Statement on Form N-1A (File No. 33-6502) filed on July 28, 2006.

(b)	(i)	By-Laws, as amended. Incorporated herein by reference to Post-Effective Amendment No. 20 to the Registrant’s Registration Statement on Form N-1A (File No. 33-6502) filed on July 27, 1995.

	(ii)	Amendment No. 2 to the By-Laws. Incorporated herein by reference Post-Effective Amendment No. 37 to Registrant’s Registration Statement on Form N-1A (File No. 33-6502) filed on July 27, 2004.

	(iii)	Amendment No. 3 to the By-Laws. Incorporated herein by reference Post-Effective Amendment No. 37 to Registrant’s Registration Statement on Form N-1A (File No. 33-6502) filed on July 27, 2004.

(c)		Not applicable.

(d)	(i)	Investment Advisory and Management Agreement between Registrant and SunAmerica Asset Management Corp. (“SunAmerica”). Incorporated by reference to Post-Effective Amendment No. 34 to the Registrant’s Registration Statement on Form N-1A (File No. 33-6502) filed on November 16, 2001.

	(ii)	Subadvisory Agreement between Registrant and AIG Global Investment Corp. (“AIGGIC”). Incorporated by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (filed No. 33-6502) filed on July 26, 2002.

(e)	(i)	Distribution Agreement. Incorporated by reference to Post-Effective Amendment No. 26 to the Registrant’s Registration Statement on Form N-1A (File No. 33-6502) filed on May 28, 1999.

	(ii)	Form of Selling Agreement. Incorporated herein by reference to Exhibit (e)(ii) of Post-Effective Amendment No. 31 to SunAmerica Series Inc.’s Registration Statement on Form N-1A (File No. 333-11283) filed on January 30, 2002.

(f)		Directors’/Trustees’ Retirement Plan. Incorporated herein by reference to Post-Effective Amendment No. 45 to SunAmerica Equity Funds’ Registration Statement on Form N-1A (File No. 33-8021) filed on January 26, 2007.

(g)	(i)

Master Custodian Agreement between Registrant and State Street Bank and Trust. Incorporated by reference to Post-Effective Amendment No. 40 to Registrant’s Registration Statement on Form N-1A (File No. 33-6502) filed on July 28, 2006.

(h)	(i)	Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company. Incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant’s Registration Statement on Form N-1A (File No. 33-6502) filed on July 19, 1996.

	(ii)	Service Agreement between Registrant and SunAmerica Fund Services, Inc. Incorporated herein by reference to Post-Effective Amendment No. 20 to Registrant’s Registration Statement on Form N-1A (File No. 33-6502) filed on July 27, 1995.

	(iii)	Form of Administrative and Shareholder Services Agreement. Incorporated herein by reference to Exhibit (h) (iii) of Post-Effective No. 31 to SunAmerica Style Select Series, Inc.’s Registration Statement on Form N-1A (File No. 333-11283) filed on November 2, 2001.

(iv)

Amendment to Transfer Agency & Service Agreement dated July 5, 2006. Incorporated herein by reference to SunAmerica Equity Fund’s Registration Statement on Form N-1A (File No. 33-8021) filed on January 26, 2007.

(i)	(i)	Legal Opinion of Bingham McCutchen LLP. Filed herewith.

	(ii)	Consent of Willkie Farr & Gallagher LLP. Filed herewith.

(j)		Consents of Independent Registered Public Accounting Firm. Filed herewith.

(k)		Not applicable.

(l)		Not applicable.

(m)	(i)	Distribution Plan pursuant to Rule 12b-1 (Class A shares). Incorporated herein by reference to Post-Effective Amendment No. 26 to Registrant’s Registration Statement on Form N-1A (File No. 33- 6502) filed on May 28, 1999.

	(ii)	Distribution Plan pursuant to Rule 12b-1 (Class B shares). Incorporated herein by reference to Post-Effective Amendment No. 26 to Registrant’s Registration Statement on Form N-1A (File No. 33-6502) filed on May 28, 1999.

	(iii)	Distribution Plan pursuant to Rule 12b-1 (Class C Shares) (formerly, Class II Shares). Incorporated herein by reference to Post-Effective Amendment No. 26 to Registrant’s Registration Statement on Form N-1A (File No. 33-6502) filed on May 28, 1999.

(n)		Amended Plan pursuant to Rule 18f-3. Incorporated herein by reference to Post-Effective Amendment No. 35 to Registrant’s Registration Statement on Form N-1A (File No. 33-6502) filed on July 26, 2002.

(o)		Reserved.

(p)	(i)	Code of Ethics for the Registrant, AIG SunAmerica and AIG SACS. Incorporated herein by reference to Post-Effective Amendment No. 40 to Registrant’s Registration Statement on Form N-1A (File No. 33-6502) filed on July 28, 2006.

	(ii)	Code of Ethics for AIGGIC. Incorporated herein by reference to Post-Effective Amendment No. 40 to Registrant’s Registration Statement on Form N-1A (File No. 33-6502) filed on July 28, 2006.

(q)		Power of Attorney. Incorporated herein by reference to Exhibit (q) of Post-Effective Amendment No. 54 to SunAmerica Focused Series, Inc.’s Registration Statement on Form N-1A (File No. 333-11283) filed on March 15, 2007.

Item 24.    Persons Controlled by or Under Common Control with Registrant.

The following open-end management investment companies may be under common control with the Registrant:

AIG Series Trust

Archer Series Trust

SunAmerica Equity Funds

SunAmerica Focused Series, Inc.

SunAmerica Money Market Funds, Inc.

SunAmerica Senior Floating Rate Fund, Inc.

Item 25.    Indemnification.

5.1 Indemnification of Trustees, Officers, Employees and Agents. (a) The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust or any of its shareholders) by reason of the fact that he is or was a Trustee, officer, employee or agent of the Trust. The indemnification shall be against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement, actually and reasonably incurred by him in connection with the action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceedings, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

(b) The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or on behalf of the Trust or any of its shareholders to obtain a judgment or decree in its favor by reason of the fact that he is or was a Trustee, officer, employee or agent of the Trust. The indemnification shall be against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection with the defense or settlement of the action or suit, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust; except that such indemnification shall preclude payment upon any liability, whether or not there is an adjudication of liability, arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties as described in section 17(h) and (i) of the Investment Company Act of 1940.

(c) To the extent that a Trustee, officer, employee or agent of the Trust has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) or (b) or in defense of any claim, issue or matter therein, he shall be indemnified against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection therewith.

(d) (1) Unless a court orders otherwise, any indemnification under subsections (a) or (b) of this section may be made by the Trust only as authorized in the specific case after a determination that indemnification of the Trustee, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in subsections (a) or (b).

(2) The determination shall be made:

(i) by the Trustees, by a majority vote of a quorum which consists of Trustees who were not parties to the action, suit or proceeding; or

(ii) if the required quorum is not obtainable, or if a quorum of disinterested Trustees so directs, by independent legal counsel in a written opinion; or

(iii) by the Shareholders.

(3) Notwithstanding the provisions of this Section 5.1, no person shall be entitled to indemnification for any liability, whether or not there is an adjudication of liability, arising by reason of willful malfeasance bad faith, gross negligence or reckless disregard of duties as described in Sections 17(h) and (i) of the Investment Company Act of 1940 (“Disabling Conduct”). A person shall be deemed not liable by reason of Disabling Conduct if, either:

(i) a final decision on the merits is made by a court or other body before whom the proceeding was brought that the person to be indemnified (“Indemnitee”) was not liable by reason of Disabling Conduct; or

(ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Indemnitee was not liable by reason of Disabling Conduct, is made by either -

(A) a majority of a quorum of Trustees who are neither “interested persons” of the Trust, as defined in section 2(a)(19) of the Investment Company Act of 1940, nor parties to the action, suit or proceeding; or

(B) an independent legal counsel in a written opinion.

(e) Expenses, including attorneys’ fees, incurred by a Trustee, officer, employee or agent of the Trust in defending a civil or criminal action, suit or proceeding may be paid by the Trust in advance of the final disposition thereof if:

(1) authorized in the specific case by the Trustees; and

(2) the Trust receives an undertaking by or on behalf of the Trustee, officer, employee or agent of the Trust to repay the advance if it is not ultimately determined that such person is entitled to be indemnified by the Trust; and

(3) either,

(i) such person provides a security for his undertaking; or

(ii) the Trust is insured against losses by reason of any lawful advances; or

(iii) a determination, based on a review of readily available facts, that there is reason to believe that such person ultimately will be found entitled to indemnification, is made by either -

(A) A majority of a quorum which consists of Trustees who are neither “interested persons” of the Trust, as defined in section 2(a)(19) of the Investment Company Act of 1940, nor parties to the action, suit or proceeding; or

(B) an independent legal counsel in a written opinion.

(f) The indemnification provided by this Section shall not be deemed exclusive of any other rights to which a person may be entitled under any by-law, agreement, vote of Shareholders or disinterested Trustees or otherwise, both as to action in his official capacity and as to action in another capacity while holding office, and shall continue as to a person who has ceased to be a Trustee, officer, employee or agent and inure to the benefit of the heirs, executors and administrators of such person; provided that no person may satisfy any right of indemnity or reimbursement granted herein or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder, as such, shall be personally liable with respect to any claim for indemnity or reimbursement or otherwise.

(g) The Trust may purchase and maintain insurance on behalf of any person who is or was a Trustee, officer, employee or agent of the Trust, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such. However, in no event will the Trust pay that portion of insurance premiums, if any, attributable to coverage which would indemnify any officer of Trustee against liability for Disabling Conduct.

(h) Nothing contained in this Section shall be construed to protect any Trustee or officer of the Trust against any liability to the Trust or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Item 26.    Business and Other Connections of the Investment Adviser.

The description of AIG SunAmerica, the Registrant’s Investment Adviser, and AIGGIC, the Registrants Subadviser, under the heading “Fund Management” in the Prospectus and “Adviser, Personal Securities Trading, Distributor and Servicing Agent” in the Statement of Additional Information, constituting parts A and B, respectively of this Post-Effective Amendment to the Registration Statement, are incorporated herein by reference.

Information concerning business and other connections of AIGGIC’s directors and officers is incorporated herein by reference to AIGGIC’s Form ADV (File No 801-18759) which is currently on file with the SEC. The following chart provides the names of each director, officer or partner of AIG SunAmerica and describes any other business, profession, vocation or employment of a substantial nature that each such person has been engaged during the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Name	Adviser	Position with Adviser	Other positions held by directors, officers or partners of the Adviser
Peter A. Harbeck	AIG SunAmerica	Director, President and Chief Executive Officer	Director, AIG SunAmerica Capital Services, Inc., President and Chief Executive Officer, AIG Advisor Group, Inc.

Jay S. Wintrob	AIG SunAmerica	Director	Executive Vice President, American International Group, Inc.* President & Chief Executive Officer, AIG Retirement Services, Inc.* Director, AIG Advisor Group, Inc.*

Christine A. Nixon	AIG SunAmerica	Director, Secretary

Senior Vice President, General Counsel & Secretary, AIG Retirement Services, Inc.*

Secretary, AIG Advisor Group, Inc.*

Senior Vice President & Secretary, AIG SunAmerica Life Assurance Company*

Senior Vice President & Secretary, First SunAmerica Life Insurance Company*

Senior Vice President, General Counsel & Secretary, SunAmerica Life Insurance Company*

Christopher Swift	AIG SunAmerica	Director	Vice President, American International Group, Inc.* Director, AIG Retirement Services, Inc* Director, First SunAmerica Life Insurance Company* Director, AIG Advisor Group, Inc.*

James Nichols	AIG SunAmerica	Senior Vice President	President, Chief Executive Officer, AIG SunAmerica Capital Services, Inc.

Vincent M. Marra	AIG SunAmerica	Senior Vice President	President, AIG SunAmerica Fund Services, Inc.

John T. Genoy	AIG SunAmerica	Senior Vice President, Chief Financial Officer, Chief Operating Officer	None

Timothy P. Pettee	AIG SunAmerica	Senior Vice President. Chief Investment Officer	None

Suzanne Onyskow	AIG SunAmerica	Senior Vice President, Chief Administration Officer	None

Cynthia A. Gibbons	AIG SunAmerica	Vice President	Chief Compliance Officer, AIG SunAmerica (2002-2006)

Debbie Potash-Turner	AIG SunAmerica	Senior Vice President	Senior Vice President, Chief Financial Officer & Controller, AIG SunAmerica Capital Services, Inc.

Michael Cheah	AIG SunAmerica	Senior Vice President	None

Donna M. Handel	AIG SunAmerica	Senior Vice President	None

Steven Neimeth	AIG SunAmerica	Senior Vice President	None

Jay Rushin	AIG SunAmerica	Senior Vice President	Portfolio Manager (1998-2005) AIM Investments 11 Greenway Plaza, Ste. 1919 Houston, TX 77046

Gregory N. Bressler	AIG SunAmerica	Senior Vice President, General Counsel, Assistant Secretary	None

Frank Curran	AIG SunAmerica	Vice President, Controller	None

Kathleen D. Fuentes	AIG SunAmerica	Vice President	Associate (from 1998–2006) Paul Hastings, Janofsky & Walker, LLP Park Avenue Tower 75 E. 55th Street First Floor New York, NY 10022

Thomas Bennett	AIG SunAmerica	Vice President	None

Nori L. Gabert	AIG SunAmerica	Vice President	None

Gregory Kingston	AIG SunAmerica	Vice President	None

Allison Larkin	AIG SunAmerica	Vice President	None

Geroge Mitrica	AIG SunAmerica	Vice President	None

Iris Mojica	AIG SunAmerica	Vice President	None

James Monaghan	AIG SunAmerica	Vice President	None

Gregory S. Parker	AIG SunAmerica	Vice President	None

Stephen A. Schoepke	AIG SunAmerica	Vice President	None

Andrew Sheridan	AIG SunAmerica	Vice President	None

Jill Anne Sottile Kirk	AIG SunAmerica	Vice President	None

Guillermo Taveras	AIG SunAmerica	Vice President	None

Betsy Treitler	AIG SunAmerica	Vice President	None

Cecilia Rosado	AIG SunAmerica	Assistant Vice President	None

Kathryn Pearce	AIG SunAmerica	Vice President	None

Keith Roach	AIG SunAmerica	Vice President	None

Patricia Auld	AIG SunAmerica	Vice President	None

Miriam Gonzalez	AIG SunAmerica	Vice President	None

Virginia N. Puzon	AIG SunAmerica	Vice President

Director, Corporate Legal Affairs and Assistant Secretary AIG Retirement Services, Inc.

Assistant Secretary, AIG Advisor Group, Inc.

AIG SunAmerica Life Assurance Company

SunAmerica Life Insurance Company

Matthew J. Hackethal	AIG SunAmerica	Chief Compliance Officer	Vice President, Credit Suisse Asset Management Eleven Madison Avenue New York, NY 10010 (2002-2006)

*	Principal Business Addresses:

American International Group, Inc., 70 Pine Street, New York, NY 10270

AIG Retirement Services, Inc, 1 SunAmerica Center, Los Angeles, CA 90067

AIG Advisor Group, Inc., One World Financial Center, New York, NY 10281,

2300 Windy Ridge Parkway, Suite 1100, Atlanta, Georgia 30339,

2800 N. Central Ave. Ste. 2100, Phoenix, AZ 85004-1072,

AIG SunAmerica Life Assurance Company, 1 SunAmerica Center, Los Angeles, CA 90067

First SunAmerica Life Insurance Company, 733 Third Avenue, New York, NY 10017

SunAmerica Life Insurance Company, 1 SunAmerica Center, Los Angeles, CA 90067

Reference is also made to the caption “Fund Management” in the Prospectus constituting Part A of the Registration Statement and “Adviser, Personal Securities Trading, Distributor and Administrator” and “Trustees and Officers” in the statement of additional information constituting Part B of the Registration Statement.

Item 27.    Principal Underwriters.

(a)	The principal underwriter of the Registrant also acts as principal underwriter for:

SunAmerica Equity Funds

SunAmerica Money Market Funds, Inc.

AIG Series Trust

SunAmerica Focused Series, Inc.

SunAmerica Senior Floating Rate Fund, Inc.

SunAmerica Series Trust

(b)	The following persons are the officers and directors of SunAmerica Capital Services, Inc., the principal underwriter of Registrant’s Shares:

Name and Principal Business Address	Position With Underwriter	Position with the Registrant

Peter A. Harbeck Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311	Director	Trustee

James Nichols Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311	Chief Executive Officer, President and Director	Vice President

(c) Not applicable.

Item 28.    Location of Accounts and Records.

AIG SunAmerica, Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992 or an affiliate thereof, will maintain physical possession of each such accounts, books or other documents of Registrant, except for those maintained by Registrant’s custodian, State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171, and its affiliate, Boston Financial Data Services, P.O. Box 419572, Kansas City, MO 64141-6572. SunAmerica also maintains records at 2929 Allen Parkway, Houston, Texas 77019 and 175 Water Street, New York, New York, 10038

Item 29.    Management Services.

Not applicable.

Item 30.    Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement under rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 41 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Jersey City, and State of New Jersey on the 26th day of July, 2007.

SUNAMERICA INCOME FUNDS (Registrant)

By:	/S/ VINCENT MARRA
Vincent Marra

Pursuant to the requirements of the Securities Act of 1933, as amended, the Post-Effective Amendment No. 41 to Registrant’s Registration Statement on Form N-1A has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

/s/ Vincent Marra Vincent Marra	President (Principal Executive Officer)	July 26, 2007

/s/ Donna M. Handel Donna M. Handel	Treasurer (Principal Financial and Accounting Officer)	July 26, 2007

* Jeffrey S. Burum	Trustee	July 26, 2007

* Samuel M. Eisenstat	Trustee	July 26, 2007

* Stephen J. Gutman	Trustee	July 26, 2007

* William F. Devin	Trustee	July 26, 2007

* Dr. Judith L. Craven	Trustee	July 26, 2007

* William Shea	Trustee	July 26, 2007

* Peter A. Harbeck	Trustee	July 26, 2007

*By:	/S/ COREY A. ISSING	July 26, 2007
Corey A. Issing Attorney-in-Fact

Exhibit Index

(i)(i)	Opinion of Counsel

(i)(ii)	Consent of Willkie Farr & Gallagher LLP

(j)	Consent of Independent Accountants